Exhibit 10.31

EXECUTION VERSION

ZIPCAR VEHICLE FINANCING LLC,

as Issuer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee and Securities Intermediary

SERIES 2010-1 SUPPLEMENT

dated as of May 24, 2010

to

BASE INDENTURE

dated as of May 24, 2010

$50,000,000 Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A

$20,000,000 Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

EXHIBITS

Exhibit A-1:	Form of Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A
Exhibit A-2:	Form of Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B
Exhibit B:	Form of Series 2010-1 Letter of Credit
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D:	Form of Series 2010-1 Letter of Credit Reduction Notice
Exhibit E:	Form of Purchaser’s Letter
Exhibit F:	Form of Monthly Noteholders’ Statement
Exhibit G-1:	Form of Demand Notice
Exhibit G-2:	Form of Series 2010-1 Demand Note
Exhibit H:	Form of Estimated Interest Adjustment Notice
Exhibit I-1:	Form of Transferee Certificate for Transfers of Class A Notes
Exhibit I-2:	Form of Transferee Certificate for Transfers of Class B Notes

SCHEDULES

Schedule I:	Permitted Holders

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SERIES 2010-1 SUPPLEMENT dated as of May 24, 2010 (“Series Supplement”) between ZIPCAR VEHICLE FINANCING LLC, a special purpose limited liability company established under the laws of Delaware (“ZVF”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as a bank and as securities intermediary, to the Base Indenture, dated as of May 24, 2010, between ZVF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that ZVF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated as Series 2010-1 Variable Funding Car Sharing Asset Backed Notes. On the Series 2010-1 Closing Date, two classes of Series 2010-1 Variable Funding Car Sharing Asset Backed Notes shall be issued, the first of which shall be designated as the Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A, and be referred to herein as the “Class A Notes”, and the second of which shall be designated as the Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B, and be referred to herein as the “Class B Notes”. The Class A Notes and the Class B Notes are referred to herein collectively as the “Series 2010-1 Notes”.

The net proceeds from the sale of the Series 2010-1 Notes shall be used to acquire Eligible Vehicles or for other purposes permitted under the Related Documents.

ARTICLE I

DEFINITIONS

(a) All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Definitions List attached to the Base Indenture as Schedule I thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture or the applicable Series 2010-1 Note Purchase Agreement; provided, however, that to the extent any capitalized term used but not defined herein has a meaning assigned to such term in both the Definitions List attached to the Base Indenture as Schedule I thereto and the applicable Series 2010-1 Note Purchase Agreement, then the meaning given to such term in such Note Purchase Agreement shall apply; provided, further, that to the extent any capitalized term defined herein also has a meaning assigned to such term in the Definitions List attached to the Base Indenture, the meaning given to such term herein shall apply. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2010-1 Notes and not to any other Series of Notes issued by ZVF. All references herein to the “Series 2010-1 Supplement” shall mean the Base Indenture, as supplemented hereby.

(b) The following words and phrases shall have the following meanings with respect to the Series 2010-1 Notes (whether such words and phrases are used in this Series Supplement, the Base Indenture or any other Related Document) and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Additional Class A Notes” has the meaning specified in Section 5.1 of this Series Supplement.

“Adjusted Aggregate Asset Amount” means, as of any date of determination, the sum of (a) the Aggregate Asset Amount and (b) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Collection Account and available for reduction of the Series 2010-1 Principal Amount and (2) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Excess Collection Account (after giving effect to any withdrawals therefrom on such date in accordance with Section 3.2(e) of this Series Supplement), in each case, on such date.

“Back-Up Administrator” has the meaning specified in the Back-Up Administration Agreement.

“Back-Up Disposition Agent” has the meaning specified in the Back-Up Disposition Agent Agreement.

“BMW/Mini Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to BMW and Mini as of such date.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests (including membership interests) in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Change of Control” means:

(1) prior to the first public offering of the Voting Stock of Zipcar, Inc., the Permitted Holders cease to be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of Zipcar, Inc., whether as a result of the issuance of securities of Zipcar, Inc., any merger, consolidation, liquidation or dissolution of Zipcar, Inc., any direct or indirect transfer of securities by any Permitted Holder or otherwise (for purposes of this clause (1) and clause (2) below, the Permitted Holders shall be deemed to beneficially own any Voting Stock of an entity (the “specified entity”) held by any other entity (the “parent entity”) so long as the Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act)), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of such parent entity); or

(2) on the date of or after the first public offering of Voting Stock of Zipcar, Inc. referred to in clause (1), (A) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of Zipcar, Inc. (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (for the purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock of Zipcar, Inc. held by a parent entity, if such person or group “beneficially owns” (as defined above), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity); and (B) the Permitted Holders “beneficially own” (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of Zipcar, Inc. (or its successor by merger, consolidation or purchase of all or substantially all of its assets) than such other person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of Zipcar, Inc. such successor (for the purposes of this clause, such other person or group shall be deemed to beneficially own any Voting Stock of a specified entity held by a parent entity, if such other person or group “beneficially owns” directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity and the Permitted Holders “beneficially own” directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent entity and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent entity); or

(3) the first day on which a majority of the members of the Board of Directors of Zipcar, Inc. are not Continuing Directors; or

(4) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Zipcar, Inc. to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder; or

(5) Zipcar, Inc. shall cease to own directly 100% of the Capital Stock (including, without limitation, the Voting Stock) of ZVF.

“Class” means a class of the Series 2010-1 Notes, which may be the Class A Notes or the Class B Notes, as applicable.

“Class A Additional Investor Group Initial Principal Amount” means “Additional Investor Group Initial Principal Amount” as defined in the Class A Note Purchase Agreement.

“Class A Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A Principal Amount as of such date over (B) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Excess Collection Account (after giving effect to any withdrawals therefrom on such date in accordance with Section 3.2(e) of this Series Supplement) and (2) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Collection Account and available for reduction of the Class A Principal Amount, in each case, as of such date.

“Class A Administrative Agent” means the “Administrative Agent” as defined in the Class A Note Purchase Agreement.

“Class A Advance” means an “Advance” as defined in the Class A Note Purchase Agreement.

“Class A Base Rate” has the meaning set forth in the Class A Note Purchase Agreement.

“Class A Base Rate Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances which bear interest by reference to the Class A Base Rate.

“Class A Commercial Paper” means the promissory notes of each Class A Noteholder issued by such Class A Noteholder in the commercial paper market and allocated to the funding of Class A Advances in respect of the Class A Notes.

“Class A Commitment Termination Date” has the meaning set forth in the Class A Note Purchase Agreement.

“Class A CP Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances which bear interest by reference to the CP Rate.

“Class A Daily Interest Amount” means, for any day in a Series 2010-1 Interest Period, an amount equal to the result of (a) the product of (i) the Class A Note Rate for such Series 2010-1 Interest Period and (ii) the Class A Principal Amount as of the close of business on such date divided by (b) 360.

“Class A Deficiency Amount” has the meaning specified in Section 3.3(e) of this Series Supplement.

“Class A Eurodollar Rate (Reserve Adjusted)” means the “Eurodollar Rate (Reserve Adjusted)” as defined in the Class A Note Purchase Agreement.

“Class A Eurodollar Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances which bear interest by reference to the Class A Eurodollar Rate (Reserve Adjusted).

“Class A Expected Final Payment Date” means the Payment Date occurring in the twenty-fourth calendar month after the calendar month in which the Class A Commitment Termination Date occurs.

“Class A Funding Agent” has the meaning specified in the Class A Note Purchase Agreement.

“Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Notes, which is $0.

“Class A Interest Rate Cap” means any interest rate cap entered into in accordance with the provisions of Section 3.12(a) of this Series Supplement, including, without limitation, the Class A Interest Rate Cap Documents with respect thereto; provided that for the avoidance of doubt each Class A Interest Rate Cap shall constitute a “Series-Specific Swap Agreement”, but shall not constitute a “Swap Agreement” for all purposes under the Base Indenture or any other Related Document.

“Class A Interest Rate Cap Documents” means, with respect to any Class A Interest Rate Cap, the ISDA Master Agreement which governs such Class A Interest Rate Cap, together with the schedule and credit support annex thereto and the applicable confirmations thereunder.

“Class A Investment Grade Enhancement Percentage” means, with respect to any date of determination, 54.52% (or such lower percentage as may be agreed to by ZVF, each Class A Noteholder and each Class B Noteholder).

“Class A Investor Group” means an “Investor Group” as defined in the Class A Note Purchase Agreement.

“Class A Investor Group Principal Amount” means “Investor Group Principal Amount” as defined in the Class A Note Purchase Agreement.

“Class A Maximum Investor Group Principal Amount” means “Maximum Investor Group Principal Amount” as defined in the Class A Note Purchase Agreement.

“Class A Maximum Principal Amount” means, $50,000,000; provided that such amount may be (i) reduced at any time and from time to time by ZVF upon notice to each Class A Noteholder, each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class B Noteholder in accordance with the terms of the Class A Note Purchase Agreement and this Series Supplement, (ii) increased at any time and from time to time by ZVF upon notice to each Class A Noteholder, each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class B Noteholder with the consent of each such party, or (iii) increased at any time and from time to time upon a Class A Additional Investor Group becoming party to the Class A Note Purchase Agreement in accordance with the terms thereof.

“Class A Monthly Default Interest Amount” means, with respect to any Class A Payment Date, the sum of (i) an amount equal to the product of (x) 2.0% and (y) the result of (a) the sum of the Class A Principal Amount for each day during the related Series 2010-1 Interest Period (after giving effect to any increases or decreases to the Class A Principal Amount on such day) during which an Amortization Event with respect to the Class A Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2010-1 Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class A Monthly Interest” means, with respect to any Payment Date, the sum of (i) the Class A Daily Interest Amount for each day in the related Series 2010-1 Interest Period, plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2010-1 Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the Class A Note Rate), plus (iii) the Class A Undrawn Fee for such Payment Date, calculated in accordance with Section 3.02(b) of the Class A Note Purchase Agreement.

“Class A New ZVF Vehicle Market Value Adjustment Amount” means, as of any date of determination, an amount equal to the product of (a) the Class A Required Asset Percentage as of the immediately preceding Business Day and (b) the sum, for all New ZVF Vehicles as of such date, of the New ZVF Vehicle Market Value Adjustment Amount as of such date with respect to each such New ZVF Vehicle.

“Class A Non-Investment Grade Enhancement Percentage” means, with respect to any date of determination, 61.73% (or such lower percentage as may be agreed to by ZVF, each Class A Noteholder and each Class B Noteholder).

“Class A Noteholder” means each Person in whose name a Class A Note is registered in the Note Register.

“Class A Note Purchase Agreement” means the Note Purchase Agreement, dated as of May 24, 2010, among ZVF, the Administrator, the Servicer, the Lessee, the Class A Funding Agents, the Class A Conduit Investors, the Class A Committed Note Purchasers and the Class A Administrative Agent, pursuant to which the Class A Investor Groups have agreed to purchase the Class A Notes from ZVF, subject to the terms and conditions set forth therein, as amended, modified or supplemented from time to time.

“Class A Note Purchase Price” has the meaning specified in Article IV of this Series Supplement.

“Class A Note Rate” means, for any Series 2010-1 Interest Period, the sum of (i) the weighted average of (x) the weighted average of the CP Rates applicable to the Class A CP Tranche, (y) the weighted average of the Class A Eurodollar Rates (Reserve Adjusted) applicable to the Class A Eurodollar Tranche and (z) the weighted average of the Class A Base Rates applicable to the Class A Base Rate Tranche, in each case for the Series 2010-1 Interest Period and (ii) the weighted average of the applicable Class A Program Fee Rates for such Series 2010-1 Interest Period; provided, however, that the Class A Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class A Notes” means any one of the Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A, executed by ZVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

“Class A Outstanding Amount” means, as of any date of determination, the sum of (i) the Class A Principal Amount as of such date, (ii) all accrued and unpaid interest thereon as of such date and (iii) any other amounts due and payable to the Class A Administrative Agent and the Class A Noteholders pursuant to the Class A Note Purchase Agreement (as in effect on the Series 2010-1 Closing Date or as amended thereafter with the consent of each Class B Noteholder) as of such date.

“Class A Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the sum of (i) the Class A Initial Principal Amount plus (ii), without duplication, the sum of the Class A Additional Investor Group Initial Principal Amounts for each Class A Additional Investor Group as of such date minus (b) the aggregate amount of principal payments (whether pursuant to a Decrease, a redemption or otherwise) made to the Class A Noteholders on or prior to such date plus (c) any Increases in the Class A Principal Amount pursuant to Section 2.1(a) of this Series Supplement on or prior to such date.

“Class A Principal Amount” means when used with respect to any date, an amount equal to the Class A Outstanding Principal Amount plus the amount of any principal payments made to Class A Noteholders that have been rescinded or otherwise returned by the Class A Noteholders for any reason; provided that, during the Series 2010-1 Revolving Period, for purposes of determining whether or not the Class A Noteholders, the Required Noteholders or Controlling Class Noteholders have given any consent, waiver, direction or instruction, the Class A Principal Amount held by such Class A Noteholder shall be deemed to include, without double-counting, the undrawn portion of the “Maximum Purchaser Group Invested Amount” (i.e. the unutilized purchase commitments under the Class A Note Purchase Agreement) for such Class A Noteholder’s Class A Investor Group.

“Class A Program Fee Rate” means the “Program Fee Rate” as defined in the Class A Note Purchase Agreement.

“Class A Required Asset Amount” means, as of any date of determination, the sum of (i) the Class A Adjusted Principal Amount as of such date, (ii) the Class A Required Overcollateralization Amount as of such date and (iii) an amount equal to (x) the product of (a) the Series 2010-1 Required Incremental Enhancement Amount and (b) the Class A Required Asset Amount as of the immediately preceding Business Day divided by (y) the Series 2010-1 Required Asset Amount as of such immediately preceding Business Day.

“Class A Required Asset Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Required Asset Amount and the denominator of which is the Aggregate Required Asset Amount as of such date.

“Class A Required Enhancement Amount” means, as of any date of determination, the sum of (a) the product of (i) the Class A Required Enhancement Percentage as of such date and (ii) the Class A Adjusted Principal Amount as of such date and (b) the Class A New ZVF Vehicle Market Value Adjustment Amount as of such date.

“Class A Required Enhancement Percentage” means, as of any date of determination, the sum of (a) the sum of (i) the product of (A) the Class A Investment Grade Enhancement Percentage as of such date and (B) the Investment Grade Manufacturer Vehicle Percentage as of such date and (ii) the product of (A) the Class A Non-Investment Grade Enhancement Percentage as of such date and (B) the Non-Investment Grade Manufacturer Vehicle Percentage as of such date and (b) if positive, a percentage equal to the sum of (i) the product of (x) 100% minus the Measurement Month Average with respect to the immediately preceding Measurement Month and (y) the New ZVF Vehicle Percentage as of such date and (ii) the product of (x) 100% minus the lower of (A) the Measurement Month Average for the immediately preceding Measurement Month and (B) the lowest Class A Standard ZVF Vehicle Market Value Average as of each of the three Determination Dates immediately preceding such date (or, if such date is a Determination Date, as of such date and the two Determination Dates immediately preceding such date) and (y) the Standard ZVF Vehicle Percentage as of such date.

“Class A Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of (a) the Class A Required Enhancement Amount as of such date over (b) the sum of (i) the Series 2010-1 Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and any withdrawals therefrom on such date) and (ii) the Series 2010-1 Letter of Credit Amount as of such date.

“Class A Repurchase Amount” has the meaning specified in Section 6.1(a) of this Series Supplement.

“Class A Standard ZVF Vehicle Fleet Market Value” means, with respect to all Standard ZVF Vehicles as of any date of determination, the sum of the respective Third-Party Market Values of each such Standard ZVF Vehicle as of such date.

“Class A Standard ZVF Vehicle Market Value Average” means, as of any date of determination on or after the initial Determination Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the Class A Standard ZVF Vehicle Fleet Market Value as of the preceding Determination Date (or as of such date, if such date is a Determination Date) and the denominator of which is the aggregate Net Book Value of all such Standard ZVF Vehicles as of such preceding Determination Date (or as of such date, if such date is a Determination Date).

“Class A Undrawn Fee” means the “Undrawn Fee” as defined in the Class A Note Purchase Agreement.

“Class A Voluntary Decrease” has the meaning specified in Section 2.2(b) of this Series Supplement.

“Class B Adjusted Fleet Market Value” means, with respect to all ZVF Vehicles as of any date of determination, the sum of the respective Third-Party Market Values of each such ZVF Vehicle; provided that after a Vehicle MAC has occurred and is continuing, the Third-Party Market Value for each ZVF Vehicle will be calculated solely in accordance with clause (b) of the definition of Third-Party Market Value whether or not any such Vehicle is a New ZVF Vehicle or a Standard ZVF Vehicle.

“Class B Adjusted Market Value Average” means, as of any date of determination on or after the third Determination Date following the Series 2010-1 Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Class B Adjusted Fleet Market Value as of the preceding Determination Date (or as of such date, if such date is a Determination Date) and the two Determination Dates precedent thereto and the denominator of which is the average of the aggregate Net Book Value of all ZVF Vehicles as of the preceding Determination Date (or as of such date, if such date is a Determination Date) and the two Determination Dates precedent thereto.

“Class B Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class B Principal Amount as of such date over (B) the excess, if any, of (I) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Excess Collection Account (after giving effect to any withdrawals therefrom on such date in accordance with Section 3.2(e) of this Series Supplement) and (2) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Collection Account and available for reduction of the Series 2010-1 Principal Amount, in each case, as of such date over (II) the Class A Principal Amount, as of such date.

“Class B Commitment Termination Date” has the meaning set forth in the Class B Note Purchase Agreement (as in effect on the date hereof and without giving effect to any amendment thereto unless such amendment has been consented to by the Required Noteholders with respect to the Class A Notes).

“Class B Daily Interest Amount” means, for any day in a Series 2010-1 Interest Period, an amount equal to the result of (a) the product of (i) the Class B Note Rate for such Series 2010-1 Interest Period and (ii) the Class B Principal Amount as of the close of business on such date divided by (b) 365 (or 366, as applicable).

“Class B Deficiency Amount” has the meaning specified in Section 3.3(e) of this Series Supplement.

“Class B Final Payment Date” means the Class B Commitment Termination Date.

“Class B First Extension” has the meaning specified in the Class B Note Purchase Agreement.

“Class B First Extension Period” has the meaning specified in the Class B Note Purchase Agreement.

“Class B FMV Allowance” means, with respect to any date of determination, (a) on or prior to the Payment Date occurring in August, 2010, 20%, (b) following the Payment Date occurring in August, 2010 and on or prior to the Payment Date occurring in November, 2010, 18.75%, (c) following the Payment Date occurring in November, 2010 and on or prior to the Payment Date occurring in February, 2011, 17.5%, (d) following the Payment Date occurring in February 2011 and on or prior to the Payment Date occurring in May 2011, 16.25%, (e) following the Payment Date occurring in May 2011 and on or prior to the Payment date occurring in May 2012, 15% and (f) at any time following the Payment Date occurring in May 2012, zero.

“Class B Initial Principal Amount” means the aggregate initial principal amount of the Class B Notes, which is $0.

“Class B Investment Grade Enhancement Percentage” means, with respect to any date of determination, (a) prior to the Class A Commitment Termination Date, 20%, (b) on or after the Class A Commitment Termination Date and during the Class B First Extension Period, 25%, and (c) on or after the Class A Commitment Termination Date and during the Class B Second Extension Period, 30%.

“Class B Maximum Principal Amount” means, $20,000,000; provided that such amount may be reduced at any time and from time to time by ZVF upon notice to each Class B Noteholder in accordance with the terms of the Class B Note Purchase Agreement.

“Class B Monthly Interest” means, with respect to any Payment Date, the sum of (i) the Class B Daily Interest Amount for each day in the related Series 2010-1 Interest Period, plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2010-1 Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the Class B Note Rate).

“Class B Non-Investment Grade Enhancement Percentage” means, with respect to any date of determination, (a) prior to the Class A Commitment Termination Date, 23%, (b) on or after the Class A Commitment Termination Date and during the Class B First Extension Period, 28%, and (c) on or after the Class A Commitment Termination Date and during the Class B Second Extension Period, 33%.

“Class B Noteholder” means each Person in whose name a Class B Note is registered in the Note Register.

“Class B Noteholder Commitment Amount” has the meaning set forth in the Class B Note Purchase Agreement (as in effect on the date hereof and without giving effect to any amendment thereto unless such amendment has been consented to by the Required Noteholders with respect to the Class A Notes).

“Class B Note Purchase Agreement” means the Note Purchase Agreement, dated as of May 24, 2010, among ZVF, the Class B Noteholders and the Administrator, pursuant to which the Class B Noteholders have agreed to purchase the Class B Notes from ZVF, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.

“Class B Note Purchase Right” has the meaning specified in Article IV of this Series Supplement.

“Class B Note Rate” has the meaning set forth in the Class B Note Purchase Agreement.

“Class B Notes” means any one of the Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B, executed by ZVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

“Class B Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B Initial Principal Amount minus (b) the aggregate amount of principal payments (whether pursuant to a Class B Decrease, a redemption or otherwise) made to the Class B Noteholders on or prior to such date plus (c) any Increases in the Class B Principal Amount pursuant to Section 2.1(a) of this Series Supplement on or prior to such date.

“Class B Principal Amount” means when used with respect to any date, an amount equal to the Class B Outstanding Principal Amount plus the amount of any principal payments made to Class B Noteholders that have been rescinded or otherwise returned by the Class B Noteholders for any reason; provided that, during the Series 2010-1 Revolving Period, for purposes of determining whether or not the Class B Noteholders, the Required Noteholders or Controlling Class Noteholders have given any consent, waiver, direction or instruction, the Class B Principal Amount held by such Class B Noteholder shall be deemed to include, without double-counting, the undrawn portion of the Class B Maximum Principal Amount (i.e. the unutilized purchase commitments under the Class B Note Purchase Agreement).

“Class B Repurchase Amount” has the meaning specified in Section 6.1(b) of this Series Supplement.

“Class B Required Enhancement Amount” means, as of any date of determination, the product of (i) the Class B Required Enhancement Percentage as of such date and (ii) the Series 2010-1 Adjusted Principal Amount as of such date.

“Class B Required Enhancement Percentage” means, as of any date of determination, the sum of (a) the sum of (i) the product of (A) the Class B Investment Grade Enhancement Percentage as of such date and (B) the Investment Grade Manufacturer Vehicle Percentage as of such date and (ii) the product of (A) the Class B Non-Investment Grade Enhancement Percentage as of such date and (B) the Non-Investment Grade Manufacturer Vehicle Percentage as of such date and (b) if positive, a percentage equal to the result of (i) 100% minus (ii) the lower of (x) the Measurement Month Average for the immediately preceding Measurement Month and (y) the sum of (1) the Class B Adjusted Market Value Average as of the immediately preceding Determination Date (or as of such date, if such date is a Determination Date) and (2) the Class B FMV Allowance as of such date.

“Class B Required Overcollateralization Amount” means, as of any date of determination, the excess, if any of (a) the Class B Required Enhancement Amount as of such date over (b) the excess, if any of (x) the sum of (i) the Series 2010-1 Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and any withdrawals therefrom on such date) and (ii) the Series 2010-1 Letter of Credit Amount as of such date over (y) the Class A Adjusted Principal Amount as of such date.

“Class B Second Extension” has the meaning specified in the Class B Note Purchase Agreement.

“Class B Second Extension Period” has the meaning specified in the Class B Note Purchase Agreement.

“Class B Voluntary Decrease” has the meaning specified in Section 2.2(c) of this Series Supplement.

“Committed Note Purchaser” has the meaning specified in the Class A Note Purchase Agreement.

“Committed Purchaser” means a special purpose company or any other Person, including each Committed Note Purchaser, that has committed to purchase a Series of Notes from ZVF from time to time and that may finance such purchases with, among other things, the proceeds of commercial paper notes.

“Continuing Directors” means the directors of Zipcar, Inc. on the Series 2010-1 Closing Date and each other director if, in each case, such other director’s nomination for election to the board of directors of Zipcar, Inc. is recommended by at least a majority of the then Continuing Directors or the election of such other director is approved by one or more Permitted Holders.

“Controlling Class Noteholders” means Series 2010-1 Noteholders holding more than 50% of the Series 2010-1 Principal Amount, excluding any Series 2010-1 Notes held by ZVF or any Affiliate of ZVF (other than an Affiliate Issuer with respect to the Series 2010-1 Notes); provided that if, as of any date of determination, (i)

an Amortization Event specified in clause (g), clause (r) or, solely so long as no Series 2010-1 Enhancement Deficiency would exist if the Series 2010-1 Required Enhancement Amount were calculated utilizing the Class A Required Enhancement Amount in clause (a)(i) thereof of the definition thereof, clause (c) of Article IV of this Series Supplement has occurred on or prior to such date and is continuing, (ii) no other Amortization Event with respect to the Series 2010-1 Notes has occurred and is continuing as of such date and (iii) the Fleet Market Value as of the Determination Date immediately preceding such date is greater than or equal to the Class A Outstanding Amount as of such date, then the “Controlling Class Noteholders” shall mean Series 2010-1 Noteholders holding more than 50% of the Class B Principal Amount as long as any Class B Notes are Outstanding.

“Corporate Debt Facility” shall mean each credit agreement, loan agreement, indenture or other agreement evidencing an obligation for borrowed money with respect to which Zipcar, Inc. is an obligor.

“CP Rate” has the meaning set forth in the Class A Note Purchase Agreement.

“Credit Support Annex” has the meaning set forth in Section 3.12(b) of this Series Supplement.

“Daimler/Smart Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to Daimler and Smart as of such date.

“Decrease” means a Mandatory Decrease, a Class A Voluntary Decrease or a Class B Voluntary Decrease, as applicable.

“Demand Notice” has the meaning specified in Section 3.5(b)(iii) of this Series Supplement.

“Discounted MSRP” means, with respect to any ZVF Vehicle, the product of (i) (x) in the case of any ZVF Vehicle manufactured by Mazda, 75% and (y) in the case of any other ZVF Vehicle, 80%, and (ii) the applicable Manufacturer’s suggested retail price for the model class and model year of such ZVF Vehicle at the time such ZVF Vehicle is purchased by ZVF from the applicable Manufacturer or dealer.

“Eligible Interest Rate Cap Provider” means a counterparty to a Class A Interest Rate Cap that is a bank, other financial institution or Person which satisfies the First Trigger Required Ratings (or whose present and future obligations under its Class A Interest Rate Cap are guaranteed pursuant to a guarantee satisfying the requirements set forth in the related Class A Interest Rate Cap) provided by a guarantor which satisfies the First Trigger Required Ratings.

“Estimated Interest” has the meaning specified in Section 3.3(a) of this Series Supplement.

“Estimated Interest Adjustment Amount” means, with respect to any Determination Date, the result (whether a positive or negative number) of (i) the actual amount of Class A Monthly Interest that accrued during the Estimated Interest Period which commenced on the immediately preceding Determination Date minus (ii) the Estimated Interest with respect to such Estimated Interest Period.

“Estimated Interest Adjustment Notice” has the meaning specified in Section 3.3(a) of this Series Supplement.

“Estimated Interest Period” has the meaning specified in Section 3.3(a) of this Series Supplement.

“Fiat/Alfa Romeo Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to Fiat and Alfa Romeo as of such date.

“First Trigger Required Ratings” means, with respect to any entity, rating requirements which are satisfied where (x) (i) if such entity has a short-term, unsecured and unsubordinated debt obligation rating by Moody’s, such rating is “Prime-1” and its long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating is “A2” or above by Moody’s or (ii) if such entity does not have a short-term, unsecured and unsubordinated debt obligation rating by Moody’s, its long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating is “A1” or above by Moody’s and (y) (i) if such entity has a short-term, unsecured and unsubordinated debt obligation rating by Standard & Poor’s, such rating is “A-1” and its long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating is “A” or above by Standard & Poor’s or (ii) if such entity does not have a short-term, unsecured and unsubordinated debt obligation rating by Standard & Poor’s, its long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating is “A+” or above by Standard & Poor’s.

“Financial Assets” has the meaning specified in Section 3.11(b)(i) of this Series Supplement.

“Fleet Market Value” means, as of any date of determination, the sum of the respective Third-Party Market Values with respect to each ZVF Vehicle as of such date.

“Ford Amount” means, as of any date of determination, an amount equal to the Manufacturer Vehicle Amount with respect to Ford as of such date.

“Honda/Acura Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to Honda and Acura as of such date.

‘Hyundai/Kia Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to Hyundai and Kia as of such date.

“Increase” has the meaning specified in Section 2.1(a) of this Series Supplement.

“Indenture Carrying Charges” means, as of any day, any fees or other costs, fees and expenses and indemnity amounts, if any, payable by ZVF to the Trustee, the Servicer, the Back-Up Disposition Agent, the Administrator, the Back-Up Administrator, the Class A Administrative Agent, the Class A Noteholders under the Class A Note Purchase Agreement (other than any Program Fee or any Undrawn Fee), and the Class B Noteholders under the Class B Note Purchase Agreement, plus any other operating expenses of ZVF then payable by ZVF.

“Interest Rate Cap Provider” means ZVF’s counterparty under a Class A Interest Rate Cap.

“Investment Grade Manufacturer” means, as of any date of determination, each Eligible Manufacturer who as of such date has both (i) a long-term unsecured debt rating of at least “Baa3” from Moody’s and (ii) a long-term unsecured debt rating of at least “BBB-” from Standard & Poor’s; provided that upon the withdrawal of the rating of a Manufacturer by Moody’s or Standard & Poor’s or upon the downgrade of an Investment Grade Manufacturer to a rating below “Baa3” by Moody’s or “BBB-” by Standard & Poor’s, for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be an Investment Grade Manufacturer for a period of 30 days following the earlier of (i) the date on which any of the Administrator, ZVF or the Servicer obtains actual knowledge of such withdrawal or downgrade and (ii) the date on which the Class A Administrative Agent or any Class B Noteholder notifies the Administrator of such withdrawal or downgrade.

“Investment Grade Manufacturer Vehicle Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to each Investment Grade Manufacturer as of such date.

“Investment Grade Manufacturer Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Investment Grade Manufacturer Vehicle Amount as of such date and the denominator of which is the sum of (A) the Investment Grade Manufacturer Vehicle Amount plus (B) the Non-Investment Grade Manufacturer Vehicle Amount.

“Lease Payment Deficit Notice” has the meaning specified in Section 3.3(b) of this Series Supplement.

“Legal Final Payment Date” means the one-year anniversary of the Class A Expected Final Payment Date.

“Limited Liquidation Event of Default” means, so long as such event or condition continues, (a) any event or condition of the type specified in Section 9.1(c) of the Base Indenture or clauses (a), (c), (d), (h), (i), (j), (k), (l), (n), (q) or (t) of Article IV of this Series Supplement that continues for thirty (30) days (without double counting the cure period, if any, provided therein), or (b) any event or condition of the type specified in clauses (b), (e), (g), (r) or (s) of Article IV of this Series Supplement.

“Mandatory Decrease” has the meaning specified in Section 2.2(a) of this Series Supplement.

“Manufacturer Vehicle Amount” means, as of any date of determination, with respect to any Manufacturer, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all ZVF Vehicles that are Eligible Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and not sold or deemed to be sold under the Related Documents, plus (ii) with respect to Eligible Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been delivered and accepted for auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the ZVF Lease, plus (iii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date manufactured by such Manufacturer or an Affiliate thereof and that have not been sold or deemed to be sold under the Related Documents. For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a separate Manufacturer hereunder.

“Mazda Amount” means, as of any date of determination, an amount equal to the Manufacturer Vehicle Amount with respect to Mazda as of such date.

“Measurement Month” means, as of any date of determination, each calendar month occurring after April 2010, or the smallest number of consecutive calendar months occurring after April 2010, if any, preceding such date in which at least the lesser of the following (a) and (b) were sold to third parties, at auction or otherwise (excluding salvage sales): (a) one-twelfth of the number of Zipcar Fleet Vehicles as of the last day of such calendar month or consecutive calendar months and (b) 25 Zipcar Fleet Vehicles; provided, however, that no calendar month included in a single Measurement Month shall be included in any other Measurement Month.

“Measurement Month Average” means, with respect to any Measurement Month, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds paid or payable in respect of all Zipcar Fleet Vehicles that are sold to third parties, at auction or otherwise (excluding salvage sales), during such Measurement Month and the two Measurement Months preceding such Measurement Month (or, with respect to any Measurement Month that is comprised of or includes January, February or March of any calendar year, such Measurement Month and the five Measurement Months preceding such Measurement Month) and the denominator of which is the aggregate Zipcar Fleet Vehicle Net Book Values of such Zipcar Fleet Vehicles on the dates of their respective sales and (b) 100%.

“New York UCC” has the meaning specified in Section 3.11(a)(i) of this Series Supplement.

“New ZVF Vehicle” means a ZVF Vehicle that is not older than 12 months from the date of the original manufacturer invoice therefor.

“New ZVF Vehicle Market Value Adjustment Amount” means, as of any date of determination with respect to a New ZVF Vehicle, the excess of (x) the Net Book Value with respect to such New ZVF Vehicle as of such date over (y) the Third-Party Market Value with respect to such New ZVF Vehicle as of such date.

“New ZVF Vehicle Percentage” means, as of any date of determination, the percentage equal to 100% minus the Standard ZVF Vehicle Percentage as of such date.

“Nissan/Infiniti Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to Nissan and Infiniti as of such date.

“Non-Eligible Manufacturer Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to each Manufacturer that is not an Eligible Manufacturer as of such date.

“Non-Investment Grade Manufacturer” means, as of any date of determination, each Eligible Manufacturer who as of such date is not an Investment Grade Manufacturer.

“Non-Investment Grade Manufacturer Vehicle Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to each Non-Investment Grade Manufacturer as of such date.

“Non-Investment Grade Manufacturer Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Non-Investment Grade Manufacturer Vehicle Amount as of such date and the denominator of which is the sum of (A) the Investment Grade Manufacturer Vehicle Amount plus (B) the Non-Investment Grade Manufacturer Vehicle Amount, in each case, as of such date.

“Note Purchase Notice” has the meaning specified in Article IV of this Series Supplement.

“Outstanding” means with respect to the Series 2010-1 Notes, all Series 2010-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2010-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2010-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2010-1 Distribution Account and are available for payment of such Series 2010-1 Notes, and Series 2010-1 Notes which are considered paid pursuant to Section 8.1 of the Base Indenture, or (c) Series 2010-1 Notes

in exchange for or in lieu of other Series 2010-1 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2010-1 Notes are held by a purchaser for value.

“Past Due Rent Payment” has the meaning specified in Section 3.2(c) of this Series Supplement.

“Permitted Holders” means the Persons set forth on Schedule I to this Series Supplement.

“Preference Amount” means any amount previously paid by Zipcar pursuant to the Series 2010-1 Demand Note and distributed to the Series 2010-1 Noteholders in respect of amounts owing under the Series 2010-1 Notes that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of Zipcar pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Principal Amount” means, with respect to the Series 2010-1 Notes, the Series 2010-1 Principal Amount.

“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Series 2010-1 Adjusted Principal Amount on such date (if such date is a Payment Date, after giving effect to the distribution on such Payment Date of all Principal Collections allocated to the Series 2010-1 Notes during the Related Month or related Series 2010-1 Rapid Amortization Payment Period, as applicable) over (b) the Series 2010-1 Asset Amount on such date; provided, however, that the Principal Deficit Amount on any date that is prior to the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Zipcar of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Zipcar shall have resumed making all payments of Monthly Variable Rent required to be made under the ZVF Lease, shall mean the excess, if any, of (x) the Series 2010-1 Adjusted Principal Amount on such date (if such date is a Payment Date, after giving effect to the distribution on such Payment Date of all Principal Collections allocated to the Series 2010-1 Notes during the Related Month or related Series 2010-1 Rapid Amortization Payment Period, as applicable) over (y) the sum of (1) the Series 2010-1 Asset Amount on such date and (2) the lesser of (a) the Series 2010-1 Liquidity Amount on such date and (b) the Series 2010-1 Required Liquidity Amount on such date.

“Pro Rata Share” means, with respect to any Series 2010-1 Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2010-1 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2010-1 Letter of Credit Provider as of any date, if such Series 2010-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2010-1 Letter of Credit made prior to such date, the available amount under such

Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2010-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee for such amount (provided that the foregoing calculation shall not in any manner reduce a Series 2010-1 Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under its Series 2010-1 Letter of Credit).

“Rating Agency” means any of Standard & Poor’s, Moody’s, Fitch or DBRS, Inc.

“Rating Agency Condition” means, as of any date of determination with respect to any action, if on such date any Rating Agency is rating the Series 2010-1 Notes at the request of ZVF, that each such Rating Agency has confirmed in writing that such action will not result in a downgrade or withdrawal of the rating (in effect immediately before the taking of such action) by such Rating Agency of the Series 2010-1 Notes.

“Record Date” means, with respect to any Payment Date, the last day of the Related Month.

“Required Noteholders” means, (a) with respect to the Series 2010-1 Notes, Class A Noteholders holding more than 50% of the Class A Principal Amount and Class B Noteholders holding more than 50% of the Class B Principal Amount (b) with respect to the Class A Notes, Class A Noteholders holding more than 50% of the Class A Principal Amount and (c) with respect to the Class B Notes, Class B Noteholders holding more than 50% of the Class B Principal Amount, in each case, excluding any Series 2010-1 Notes held by ZVF or any Affiliate of ZVF (other than an Affiliate Issuer so long as such Affiliate Issuer has assigned all voting, consent and control rights associated with such Series 2010-1 Notes to Persons that are not Affiliates of ZVF); provided that for purposes of any actions required to be taken by the Required Noteholders of the Series 2010-1 Notes under Section 8.11 and Article IX of the Base Indenture, the Required Noteholders for this Series shall be Controlling Class Noteholders.

“Second Trigger Required Ratings” means, with respect to any entity, rating requirements which are satisfied where such entity’s (x) long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating is “A3” or above by Moody’s and (y) long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating is “A-” or above by Standard & Poor’s.

“Securities Intermediary” has the meaning specified in Section 3.11(a) of this Series Supplement

“Senior Credit Facilities” means any Corporate Debt Facility of Zipcar, Inc. entered into for general corporate purposes, the proceeds of which are primarily intended for use as working capital.

“Series 2010-1 Accrued Amounts” means, on any date of determination, the sum of (i) accrued and unpaid interest on the Series 2010-1 Notes as of such date (including any accrued and unpaid Program Fee and Undrawn Fee), (ii) the Indenture Carrying Charges due and payable to the Series 2010-1 Noteholders or the Class A Administrative Agent on the next succeeding Payment Date and (iii) the product of (x) the Series 2010-1 Percentage as of such date of determination and (y) the Indenture Carrying Charges not included in clause (ii) above.

“Series 2010-1 Accrued Interest Account” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2010-1 Adjusted Enhancement Amount” means, as of any date of determination, the Series 2010-1 Enhancement Amount as of such date, excluding from the calculation thereof the amount available to be drawn under any Series 2010-1 Letter of Credit if as of such date (A) such Series 2010-1 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit, (C) such Series 2010-1 Letter of Credit Provider shall have repudiated such Series 2010-1 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Series 2010-1 Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit.

“Series 2010-1 Adjusted Liquidity Amount” means, as of any date of determination, the Series 2010-1 Liquidity Amount as of such date, excluding from the calculation thereof the amount available to be drawn under any Series 2010-1 Letter of Credit if as of such date (A) such Series 2010-1 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit, (C) such Series 2010-1 Letter of Credit Provider shall have repudiated such Series 2010-1 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Series 2010-1 Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit.

“Series 2010-1 Adjusted Principal Amount” means, as of any date of determination, the sum of the Class A Adjusted Principal Amount and the Class B Adjusted Principal Amount, in each case, as of such date.

“Series 2010-1 Asset Amount” means, as of any date of determination, the product of (i) the Series 2010-1 Asset Percentage as of such date and (ii) the Aggregate Asset Amount as of such date.

“Series 2010-1 Asset Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which shall be equal to the Series 2010-1 Required Asset Amount, determined during the Series 2010-1 Revolving Period as of the last day of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2010-1 Closing Date, on the Series 2010-1 Closing Date), or, during the Series 2010-1 Rapid Amortization Period, as of the last day of the Series 2010-1 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the immediately preceding Related Month or, until the end of the initial Related Month after the Series 2010-1 Closing Date, as of the Series 2010-1 Closing Date and (II) as of the same date as in clause (I), the Aggregate Required Asset Amount.

“Series 2010-1 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2010-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2010-1 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2010-1 Reserve Account.

“Series 2010-1 Cash Collateral Account” has the meaning specified in Section 3.9(f) of this Series Supplement.

“Series 2010-1 Cash Collateral Account Collateral” has the meaning specified in Section 3.9(a) of this Series Supplement.

“Series 2010-1 Cash Collateral Account Interest and Earnings” means with respect to a Series 2010-1 Cash Collateral Account all interest and earnings (net of losses and investment expenses) paid on funds on deposit in such Series 2010-1 Cash Collateral Account.

“Series 2010-1 Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the Series 2010-1 Available Cash Collateral Account Amount and (b) the lesser of (i) the excess, if any, of the Series 2010-1 Adjusted Enhancement Amount (after giving effect to any withdrawal from the Series 2010-1 Reserve Account on such Payment Date) over the Series 2010-1 Required Enhancement Amount on such Payment Date and (ii) the excess, if any, of the Series 2010-1 Adjusted Liquidity Amount over the Series 2010-1 Required Liquidity Amount on such Payment Date.

“Series 2010-1 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2010-1 Available Cash Collateral Account Amount as of such date and the denominator of which is the Series 2010-1 Letter of Credit Liquidity Amount as of such date.

“Series 2010-1 Certificate of Credit Demand” means a certificate in the form of Annex A to a Series 2010-1 Letter of Credit.

“Series 2010-1 Certificate of Preference Payment Demand” means a certificate in the form of Annex C to a Series 2010-1 Letter of Credit.

“Series 2010-1 Certificate of Termination Demand” means a certificate in the form of Annex D to a Series 2010-1 Letter of Credit.

“Series 2010-1 Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to Series 2010-1 Letter of Credit.

“Series 2010-1 Closing Date” means May 24, 2010.

“Series 2010-1 Collateral” means the Collateral, the Class A Interest Rate Caps, each Series 2010-1 Letter of Credit, the Series 2010-1 Series Account Collateral, the Series 2010-1 Cash Collateral Account Collateral, the Series 2010-1 Demand Note, the Series 2010-1 Distribution Account Collateral and the Series 2010-1 Reserve Account Collateral.

“Series 2010-1 Collection Account” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2010-1 Demand Note” means each demand note made by Zipcar, substantially in the form of Exhibit G-2 to this Series Supplement, as amended, modified or restated from time to time in accordance with its terms and the terms of this Series Supplement.

“Series 2010-1 Demand Note Payment Amount” means, as of any date of determination, the excess, if any, of (a) the aggregate amount of all proceeds of demands made on the Series 2010-1 Demand Note that were deposited into the Series 2010-1 Distribution Account and paid to the Series 2010-1 Noteholders during the one year period ending on such date of determination over (b) the amount of any Preference Amount relating to such proceeds that has been repaid to ZVF (or any payee of ZVF) with the proceeds of any Series 2010-1 LOC Preference Payment Disbursement (or any withdrawal from any Series 2010-1 Cash Collateral Account); provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Zipcar shall have occurred on or before such date of determination, the Series 2010-1 Demand Note Payment Amount shall equal (i) on any date of determination until the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings (or on any earlier date upon which the statute of limitations in respect of avoidance actions in such proceedings has run or when such actions otherwise become unavailable to the bankruptcy estate), the Series 2010-1 Demand Note Payment Amount as if it were calculated as of the date of the occurrence of such Event of Bankruptcy and (ii) on any date of determination thereafter, $0.

“Series 2010-1 Deposit Date” has the meaning specified in Section 3.2 of this Series Supplement.

“Series 2010-1 Designated Account” has the meaning specified in Section 3.11(a) of this Series Supplement.

“Series 2010-1 Disbursement” shall mean any Series 2010-1 LOC Credit Disbursement, any Series 2010-1 LOC Preference Payment Disbursement, any Series 2010-1 LOC Termination Disbursement or any Series 2010-1 LOC Unpaid Demand Note Disbursement under the Series 2010-1 Letters of Credit or any combination thereof.

“Series 2010-1 Distribution Account” has the meaning specified in Section 3.10(a) of this Series Supplement.

“Series 2010-1 Distribution Account Collateral” has the meaning specified in Section 3.10(d) of this Series Supplement.

“Series 2010-1 Downgrade Event” has the meaning specified in Section 3.9(c) of this Series Supplement.

“Series 2010-1 Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Series 2010-1 Letter of Credit, (i) a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “A1” from Moody’s and at least “A” from Standard & Poor’s and a short-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “P-1” from Moody’s and at least “A-1” from Standard & Poor’s and (ii) capital, surplus and undivided profits of not less than $500,000,000 as set forth in its most recent published annual report of condition.

“Series 2010-1 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2010-1 Overcollateralization Amount as of such date, (ii) the Series 2010-1 Letter of Credit Amount as of such date and (iii) the Series 2010-1 Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2010-1 Enhancement Deficiency” means, as of any date of determination, the amount by which the Series 2010-1 Adjusted Enhancement Amount is less than the Series 2010-1 Required Enhancement Amount, in each case as of such date.

“Series 2010-1 Excess Collection Account” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2010-1 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2010-1 Interest Period shall commence on and include the Series 2010-1 Closing Date and end on and include June 24, 2010.

“Series 2010-1 Invested Percentage” means, on any date of determination:

(a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the Series 2010-1 Required Asset Amount, determined (x) during the Series 2010-1 Revolving Period, as of the last day of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2010-1 Closing Date, on the Series 2010-1 Closing Date), (y) following the commencement of the Series 2010-1 Rapid Amortization Period but prior to the occurrence of an Amortization Event with respect to any other Series of Notes during such Series 2010-1 Rapid Amortization Period, as of the last day of the Series 2010-1 Revolving Period and (z) following the commencement of the Series 2010-1 Rapid Amortization Period and after the occurrence of an Amortization Event with respect to any other Series of Notes during such Series 2010-1 Rapid Amortization Period, as of the Business Day immediately preceding the day on which the last occurring Amortization Event with respect to any other Series of Notes is deemed to have occurred, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the immediately preceding Related Month or, until the end of the initial Related Month after the Series 2010-1 Closing Date, as of the Series 2010-1 Closing Date and (II) the sum of the numerators used to determine the Invested Percentages with respect to Principal Collections as of such date for all Series of Notes and all Classes of such Series of Notes;

(b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Series 2010-1 Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2010-1 Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a) or (b) of this Series Supplement would have been deposited into the Series 2010-1 Accrued Interest Account if all payments of Monthly Variable Rent required to have been made under the ZVF Lease from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), or (b) of this Series Supplement have been received for deposit into the Series 2010-1 Accrued Interest Account from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2010-1 Lease Payment Deficit” means either a Series 2010-1 Lease Interest Payment Deficit or a Series 2010-1 Lease Principal Payment Deficit.

“Series 2010-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Series 2010-1 Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) the amount deposited in the Series 2010-1 Distribution Account pursuant to Section 3.5(b) of this Series Supplement on such preceding Payment Date on account of such Series 2010-1 Lease Principal Payment Deficit.

“Series 2010-1 Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Series 2010-1 Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Series 2010-1 Lease Principal Payment Carryover Deficit for such Payment Date.

“Series 2010-1 Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit B to this Series Supplement issued by a Series 2010-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2010-1 Noteholders.

“Series 2010-1 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under the Series 2010-1 Letters of Credit, as specified therein, and (ii) if the Series 2010-1 Cash Collateral Account has been established and funded pursuant to Section 3.9 of this Series Supplement, the Series 2010-1 Available Cash Collateral Account Amount on such date and (b) the outstanding principal amount of the Series 2010-1 Demand Note on such date.

“Series 2010-1 Letter of Credit Expiration Date” means, with respect to any Series 2010-1 Letter of Credit, the expiration date set forth in such Series 2010-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2010-1 Letter of Credit.

“Series 2010-1 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2010-1 Letter of Credit, as specified therein, and (b) if a Series 2010-1 Cash Collateral Account has been established and funded pursuant to Section 3.9(e) of this Series Supplement, the Series 2010-1 Available Cash Collateral Account Amount on such date.

“Series 2010-1 Letter of Credit Provider” means the issuer of a Series 2010-1 Letter of Credit.

“Series 2010-1 Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Series 2010-1 Letter of Credit Provider for draws under its Series 2010-1 Letter of Credit, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Series 2010-1 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2010-1 Letter of Credit Liquidity Amount and (b) the Series 2010-1 Available Reserve Account Amount on such date (after giving effect to any deposits thereto on such date).

“Series 2010-1 Liquidity Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2010-1 Adjusted Liquidity Amount is less than the Series 2010-1 Required Liquidity Amount, in each case, as of such date.

“Series 2010-1 Liquidity Surplus” means, with respect to any date of determination, the excess, if any, of the Series 2010-1 Adjusted Liquidity Amount over the Series 2010-1 Required Liquidity Amount, in each case, as of such date.

“Series 2010-1 LOC Credit Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Credit Demand.

“Series 2010-1 LOC Preference Payment Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Preference Payment Demand.

“Series 2010-1 LOC Termination Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Termination Demand.

“Series 2010-1 LOC Unpaid Demand Note Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Unpaid Demand Note Demand.

“Series 2010-1 Maximum Amount” means any of the Series 2010-1 Maximum BMW/Mini Amount, the Series 2010-1 Maximum Daimler/Smart Amount, the Series 2010-1 Maximum Fiat/Alfa Romeo Amount, the Series 2010-1 Maximum Ford Amount, the Series 2010-1 Maximum Honda/Acura Amount, the Series 2010-1 Maximum Hyundai/Kia Amount, the Series 2010-1 Maximum Mazda Amount, the Series 2010-1 Maximum Nissan/Infiniti Amount, the Series 2010-1 Maximum Non-Eligible Manufacturer Amount, the Series 2010-1 Maximum Subaru Amount, the Series 2010-1 Maximum Toyota/Scion/Lexus Amount, the Series 2010-1 Maximum Volkswagen Amount and the Series 2010-1 Maximum Volvo Amount.

“Series 2010-1 Maximum BMW/Mini Amount” means, as of any date of determination, an amount equal to 50% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Daimler/Smart Amount” means, as of any date of determination, an amount equal to 50% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Fiat/Alfa Romeo Amount” means, as of any date of determination, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Ford Amount” means, as of any date of determination, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Honda/Acura Amount” means, as of any date of determination, an amount equal to 50% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Hyundai/Kia Amount” means, as of any date of determination, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Mazda Amount” means, as of any date of determination, an amount equal to 30% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Nissan/Infiniti Amount” means, as of any date of determination, an amount equal to 20% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Non-Eligible Manufacturer Amount” means, as of any date of determination, an amount equal to 3% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Subaru Amount” means, as of any date of determination, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Toyota/Scion/Lexus Amount” means, as of any date of determination, an amount equal to 50% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Volkswagen Amount” means, as of any date of determination, an amount equal to 40% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Maximum Volvo Amount” means, as of any date of determination, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such date.

“Series 2010-1 Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), or (b) of this Series Supplement would have been deposited into the Series 2010-1 Collection Account if all payments required to have been made under the ZVF Lease from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 3.2(a) or (b) of this Series Supplement have been received for deposit into the Series 2010-1 Collection Account (without giving effect to any amounts deposited into the Series 2010-1 Accrued Interest Account pursuant to the proviso in Section 3.2(b)(ii) of this Series Supplement) from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2010-1 Noteholder” means either a Class A Noteholder or a Class B Noteholder, as applicable.

“Series 2010-1 Note Purchase Agreements” means collectively, the Class A Note Purchase Agreement and the Class B Note Purchase Agreement.

“Series 2010-1 Notes” means, collectively, the Class A Notes and the Class B Notes.

“Series 2010-1 Notice of Reduction” means a notice in the form of Annex G to a Series 2010-1 Letter of Credit.

“Series 2010-1 Overcollateralization Amount” means, as of any date of determination, (i) on which no Aggregate Asset Amount Deficiency exists, the Series 2010-1 Required Overcollateralization Amount as of such date or (ii) on which an Aggregate Asset Amount Deficiency exists, the excess, if any, of the Series 2010-1 Asset Amount over the Series 2010-1 Adjusted Principal Amount as of such date.

“Series 2010-1 Past Due Rent Payment” has the meaning specified in Section 3.2(c) of this Series Supplement.

“Series 2010-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2010-1 Principal Amount as of such date and the denominator of which is the Aggregate Principal Amount as of such date.

“Series 2010-1 Pre-Funding Account” has the meaning specified in Section 3.15(a) of this Series Supplement.

“Series 2010-1 Pre-Funding Account Collateral” has the meaning specified in Section 3.15(c) of this Series Supplement.

“Series 2010-1 Principal Amount” means, when used with respect to any date, the sum of the Class A Principal Amount and the Class B Principal Amount, in each case, as of such date.

“Series 2010-1 Principal Allocation” has the meaning specified in Section 3.2 (a)(ii) of this Series Supplement.

“Series 2010-1 Rapid Amortization Payment Period” means, with respect to any Payment Date during the Series 2010-1 Rapid Amortization Period, the period from but excluding the Determination Date immediately preceding the prior Payment Date (or, in the case of the first Payment Date during the Series 2010-1 Rapid Amortization Period, the period from and including the date of the commencement of such Series 2010-1 Rapid Amortization Period) to and including the Determination Date immediately preceding such Payment Date; provided that any Monthly Base Rent paid by the Lessee under the ZVF Lease on a Payment Date during the Series 2010-1 Rapid Amortization Period shall be deemed to have been received during the Series 2010-1 Rapid Amortization Payment Period with respect to such Payment Date.

“Series 2010-1 Rapid Amortization Period” means the period beginning on the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2010-1 Notes, and ending upon the earlier to occur of (i) the date on which (A) the Series 2010-1 Notes are fully paid and (B) the termination of the Indenture.

“Series 2010-1 Required Asset Amount” means, as of any date of determination, the sum of (i) the Class A Adjusted Principal Amount as of such date, (ii) the greater of (x) the Class A Required Overcollateralization Amount as of such date and (y) the sum of (a) the Class B Adjusted Principal Amount and (b) the Class B Required Overcollateralization Amount, in each case as of such date and (iii) the Series 2010-1 Required Incremental Enhancement Amount as of such date.

“Series 2010-1 Required Asset Amount Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2010-1 Required Asset Amount and the denominator of which is the Aggregate Required Asset Amount as of such date.

“Series 2010-1 Required Enhancement Amount” means, as of any date of determination, the sum of (a) the greater of (i) the Class A Required Enhancement Amount as of such date and (ii) the Class B Required Enhancement Amount as of such date and (b) the Series 2010-1 Required Incremental Enhancement Amount as of such date; provided, however, that, as of any date of determination after the occurrence of a Limited Liquidation Event of Default, the Series 2010-1 Required Enhancement Amount shall equal the lesser of (x) the Series 2010-1 Adjusted Principal Amount as of such date and (y) the sum of (a) the greater of (i) the product of (x) the Class A Required Enhancement Percentage as of such date and (y) the Class A Adjusted Principal Amount as of such date and (ii) the product of (x) the Class B Required Enhancement Percentage as of such date and (y) the Series 2010-1 Adjusted Principal Amount as of such date and (b) the Series 2010-1 Required Incremental Enhancement Amount as of such date of determination.

“Series 2010-1 Required Incremental Enhancement Amount” means

(i) as of the Series 2010-1 Closing Date, $0; and (ii) as of any date thereafter on which the Series 2010-1 Adjusted Principal Amount is greater than zero, the product of (A) the Series 2010-1 Required Asset Amount Percentage as of the immediately preceding Business Day and (B) the sum of (1) the excess, if any, of the BMW/Mini Amount over the Series 2010-1 Maximum BMW/Mini Amount as of such immediately preceding Business Day, (2) the excess, if any, of the Daimler/Smart Amount over the Series 2010-1 Maximum Daimler/Smart Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Fiat/Alfa Romeo Amount over the Series 2010-1 Maximum Fiat/Alfa Romeo Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Ford Amount over the Series 2010-1 Maximum Ford Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Honda/Acura Amount over the Series 2010-1 Maximum Honda/Acura Amount as of such immediately preceding Business Day, (6) the excess, if any, of the Hyundai/Kia Amount over the Series 2010-1 Maximum Hyundai/Kia Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Mazda Amount over the Series 2010-1 Maximum Mazda Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Nissan/Infiniti Amount over the Series 2010-1 Maximum Nissan/Infiniti Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Subaru Amount over the Series 2010-1

Maximum Subaru Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Toyota/Scion/Lexus Amount over the Series 2010-1 Maximum Toyota/Scion/Lexus Amount as of such immediately preceding Business Day, (11) the excess, if any, of the Volkswagen Amount over the Series 2010-1 Maximum Volkswagen Amount as of such immediately preceding Business Day, (12) the excess, if any, of the Volvo Amount over the Series 2010-1 Maximum Volvo Amount as of such immediately preceding Business Day and (13) the excess, if any, of the Non-Eligible Manufacturer Amount over the Series 2010-1 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day.

“Series 2010-1 Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of (A) the Series 2010-1 Required Liquidity Percentage as of such date and (B) the greater of (i) the Class A Adjusted Principal Amount as of such date and (ii) the Class B Adjusted Principal Amount as of such date.

“Series 2010-1 Required Liquidity Percentage” means, as of any date of determination, 8.25%.

“Series 2010-1 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of (a) the Series 2010-1 Required Enhancement Amount as of such date over (b) the sum of (i) the Series 2010-1 Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) and (ii) the Series 2010-1 Letter of Credit Amount as of such date.

“Series 2010-1 Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greater of (a) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Letter of Credit Liquidity Amount, in each case, as of such date, excluding from the calculation thereof the amount available to be drawn under any Series 2010-1 Letter of Credit if at the time of such calculation (A) such Series 2010-1 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit, (C) such Series 2010-1 Letter of Credit Provider shall have repudiated such Series 2010-1 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Series 2010-1 Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit and (b) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount (excluding therefrom the Series 2010-1 Available Reserve Account Amount), in each case, as of such date.

“Series 2010-1 Reserve Account” has the meaning specified in Section 3.8(a) of this Series Supplement.

“Series 2010-1 Reserve Account Collateral” has the meaning specified in Section 3.8(d) of this Series Supplement.

“Series 2010-1 Reserve Account Surplus” means, with respect to any date of determination, the excess, if any, of the Series 2010-1 Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Series 2010-1 Required Reserve Account Amount, in each case, as of such date.

“Series 2010-1 Revolving Period” means the period from and including the Series 2010-1 Closing Date to the commencement of the Series 2010-1 Rapid Amortization Period.

“Series 2010-1 Series Account Collateral” has the meaning specified in Section 3.1(d) of this Series Supplement.

“Series 2010-1 Series Accounts” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series Supplement” has the meaning set forth in the preamble.

“Servicer Event of Default” means the occurrence of an event that results in amounts outstanding under the Servicer’s Senior Credit Facilities becoming capable of being declared immediately due and payable by the lenders thereunder and that has not been waived by the lenders thereunder.

“Standard ZVF Vehicle” means a ZVF Vehicle that is not a New ZVF Vehicle.

“Standard ZVF Vehicle Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Standard ZVF Vehicles that are Eligible Vehicles as of such date and not sold or deemed to be sold under the Related Documents, plus (ii) with respect to Eligible Vehicles that have been delivered and accepted for auction or otherwise sold and were Standard ZVF Vehicles at the time of such sale, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the ZVF Lease, plus (iii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Standard ZVF Vehicles as of such date and that have not been sold or deemed to be sold under the Related Documents, minus (iv) all amounts specified in clause (ii) above which are past due as of such date after giving effect to any grace period provided for in the ZVF Lease for making such payments.

“Standard ZVF Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Standard ZVF Vehicle Amount as of such date and the denominator of which is Aggregate Asset Amount as of such date.

“Subaru Amount” means, as of any date of determination, an amount equal to the Manufacturer Vehicle Amount with respect to Subaru as of such date.

“Third-Party Market Value” means, with respect to any ZVF Vehicle as of any date of determination:

(a) if such ZVF Vehicle is a New ZVF Vehicle as of such date, (x) the Net Book Value with respect to such ZVF Vehicle as of such date minus (y) the excess of (i) the Capitalized Cost with respect to such ZVF Vehicle over (ii) the Discounted MSRP with respect to such ZVF Vehicle; and

(b) if such ZVF Vehicle is a Standard ZVF Vehicle as of such date, the wholesale market value of such ZVF Vehicle as specified in the Related Month’s published NADA Guide for the model class and model year of such ZVF Vehicle based on the average equipment and the average mileage of each ZVF Vehicle of such model class and model year; provided, that if the NADA Guide was not published in the Related Month or the NADA Guide is being published but such ZVF Vehicle is not included therein, the Third-Party Market Value of such ZVF Vehicle shall be based on the wholesale market value specified in the Finance Guide for the model class and model year of such ZVF Vehicle based on the average equipment and the average mileage of each ZVF Vehicle of such model class and model year; provided, further, that if the Finance Guide is being published but such ZVF Vehicle is not included therein or if the Finance Guide was not published in the Related Month, the Third-Party Market Value of such ZVF Vehicle shall be based on an independent third-party data source selected by the Servicer and approved by the Class A Administrative Agent and each Class B Noteholder (in each case, such approval not to be unreasonably withheld or delayed), at the request of ZVF based on the average equipment and average mileage of each ZVF Vehicle of such model class and model year; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the Third-Party Market Value of such ZVF Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Servicer, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Servicer.

“Toyota/Scion/Lexus Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Vehicle Amounts with respect to Toyota, Scion and Lexus as of such date.

“Vehicle MAC” means the occurrence after the Series 2010-1 Closing Date of a material adverse change or condition in the market for used passenger automobiles, which Class B Noteholder’s holding more than 50% of the Class B Principal Amount have determined in their reasonable judgment, has materially impaired, or is likely to materially impair, the market value of the ZVF Vehicles.

“Volkswagen Amount” means, as of any date of determination, an amount equal to the Manufacturer Vehicle Amount with respect to Volkswagen as of such date.

“Volvo Amount” means, as of any date of determination, an amount equal to the Manufacturer Vehicle Amount with respect to Volvo as of such date.

“Voting Stock” means, with respect to any Person, shares of Capital Stock entitled to vote generally in the election of directors.

“Zipcar Fleet Vehicle Capitalized Cost” means, with respect to each Zipcar Fleet Vehicle, an amount equal to (a) the price paid for such Zipcar Fleet Vehicle by Zipcar or any subsidiary thereof to the Manufacturer, dealer or other Person selling such Zipcar Fleet Vehicle, as established by the invoice delivered in connection with the purchase of such Zipcar Fleet Vehicle, plus (b) any delivery charges for such Zipcar Fleet Vehicle, minus (c) the amount of any upfront incentive fees paid or payable by Zipcar or any subsidiary thereof by the Manufacturer of such Zipcar Fleet Vehicle in respect of the purchase of such Zipcar Fleet Vehicle.

“Zipcar Fleet Vehicle Depreciation Charges” means, with respect to any Zipcar Fleet Vehicle for any calendar month, a monthly depreciation charge equal to the product of (x) the Zipcar Fleet Vehicle Capitalized Cost with respect to such Zipcar Fleet Vehicle and (y) a percentage equal to the Depreciation Charge for such calendar month with respect to a ZVF Vehicle of the same make, model and model year as such Zipcar Fleet Vehicle. The Zipcar Fleet Vehicle Depreciation Charge with respect to any Zipcar Fleet Vehicle for the calendar month in which such Zipcar Fleet Vehicle (x) becomes a Zipcar Fleet Vehicle or (y) is sold or otherwise ceases to be a Zipcar Fleet Vehicle, shall equal the product of (i) the Depreciation Charge for such calendar month with respect to such Zipcar Fleet Vehicle and (ii) 50%.

“Zipcar Fleet Vehicle Net Book Value” means, as of any date of determination, (x) with respect to any ZVF Vehicle, the Net Book Value of such ZVF Vehicle on such date and (y) with respect to each other Zipcar Fleet Vehicle, (a) the Zipcar Fleet Vehicle Capitalized Cost with respect to such Zipcar Fleet Vehicle minus (b) the aggregate Zipcar Fleet Vehicle Depreciation Charges accrued with respect to such Zipcar Fleet Vehicle through the last day of the most recently ended calendar month.

“Zipcar Fleet Vehicle” means any passenger automobile or light-duty truck that is owned directly or indirectly by Zipcar, Inc. for use in its car sharing business (including any ZVF Vehicle) and titled in the United States.

ARTICLE II

INITIAL ISSUANCE AND INCREASES AND DECREASES

OF PRINCIPAL AMOUNT OF SERIES 2010-1 NOTES

Section 2.1. Initial Issuance; Procedure for Increasing the Series 2010-1 Principal Amount.

(a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 2.1 (in the case of subsections (b)(i) through (b)(ix), subsection (b)(xi) and, in the case of the issuance of Additional Class A Notes, subsection (b)(x), of this Section 2.1, as evidenced by an Advance Request delivered to the Trustee as to which the Trustee may rely) (i) on the Series 2010-1 Closing Date, ZVF shall issue Class A Notes in the aggregate initial principal amount equal to the Class A Initial Principal Amount and Class B Notes in the aggregate initial principal amount equal to the Class B Initial Principal Amount, (ii) on any Business Day during the Series 2010-1 Revolving Period, ZVF may issue Additional Class A Notes in an aggregate initial principal amount equal to the Class A Additional Investor Group Initial Principal Amount with respect to the related Class A Additional Investor Group and (iii) on any Business Day during the Series 2010-1 Revolving Period, ZVF may, in accordance with the Series 2010-1 Note Purchase Agreements, increase the Series 2010-1 Principal Amount (each such increase referred to as an “Increase”), by issuing, at par, ratable amounts of additional principal amounts of the Class A Notes and/or Class B Notes. Each Increase of the Class A Notes shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Class A Note Purchase Agreement and shall be ratably allocated among the Class A Notes, based on their respective portion of the Class A Principal Amount prior to giving effect to such Increase. Each Increase of the Class B Notes shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Class B Note Purchase Agreement and shall be ratably allocated among the Class B Notes, based on their respective portion of the Class B Principal Amount prior to giving effect to such Increase. Proceeds from the initial issuance of the Class B Notes and any Increase with respect to the Class B Notes shall be deposited into the Series 2010-1 Pre-Funding Account and applied in accordance with Section 3.15 of this Series Supplement. Proceeds from the initial issuance of the Class A Notes, from any additional issuance of Additional Class A Notes and from any Increase with respect to the Class A Notes shall be deposited into the Collection Account and such proceeds, together with the amounts transferred from the Series 2010-1 Pre-Funding Account to the Collection Account pursuant to Section 3.15 of this Series Supplement, shall be allocated in accordance with Article III hereof. Upon each Increase, the Trustee shall, or shall cause the Registrar to, indicate in the Note Register such Increase.

(b) The initial Series 2010-1 Notes will be issued on the Series 2010-1 Closing Date, Additional Class A Notes will be issued on any Business Day during the Series 2010-1 Revolving Period that a Class A Additional Investor Group becomes a party to the Series Class A Note Purchase Agreement, and ZVF may request an Increase on any Business Day during the Series 2010-1 Revolving Period (subject to the limitations set forth in Section 2.2(a) below), in each case, pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance, such additional issuance of Additional Class A Notes and each proposed Increase:

(i) other than in the case of the initial issuance of the Class A Notes and the Class B Notes on the Closing Date, the amount of such issuance or Increase for any Class of Notes shall be equal to or greater than $500,000 and integral multiples of $100,000 in excess thereof;

(ii) after giving effect to such issuance or Increase, (A) the Class A Investor Group Principal Amount with respect to each Class A Investor Group shall not exceed the Class A Maximum Investor Group Principal Amount with respect to such Class A Investor Group, (B) the Class A Principal Amount shall not exceed the Class A Maximum Principal Amount and (C) the Class B Principal Amount shall not exceed the Class B Maximum Principal Amount;

(iii) after giving effect to such issuance or Increase and the application of the proceeds thereof, no Series 2010-1 Enhancement Deficiency, Series 2010-1 Liquidity Deficiency or Aggregate Asset Amount Deficiency shall exist;

(iv) after giving effect to such issuance or Increase and the application of the proceeds thereof, the amount on deposit in the Series 2010-1 Reserve Account shall be equal to or greater than the Series 2010-1 Required Reserve Account Amount;

(v) no Amortization Event or Potential Amortization Event with respect to the Series 2010-1 Notes shall have occurred and be continuing and such issuance or Increase and the application of the proceeds thereof shall not result in the occurrence of (1) an Amortization Event with respect to the Series 2010-1 Notes or a Limited Liquidation Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Amortization Event with respect to the Series 2010-1 Notes or a Limited Liquidation Event of Default;

(vi) all representations and warranties set forth in Article 7 of the Base Indenture shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date);

(vii) with respect to such issuance or any Increase, all conditions precedent to such issuance or the making of advances, as applicable, under the applicable Series 2010-1 Note Purchase Agreement shall have been satisfied;

(viii) with respect to any Increase of the Series 2010-1 Principal Amount, after giving effect to such Increase, the Class B Principal Amount shall be equal to the product of (a) the Class A Principal Amount on such date (after giving effect to any Increases or Decreases on such date) and (b) 40%;

(ix) with respect to any Increase of the Class A Principal Amount, ZVF shall have acquired and shall be maintaining in force one or more Class A Interest Rate Caps in accordance with Section 3.12 of this Series Supplement after giving effect to such Increase;

(x) with respect to the issuance of any Additional Class A Notes, ZVF shall have received the prior written consent of (x) each existing Class A Noteholder and (y) each Class B Noteholder if any Class B Notes remain outstanding; and

(xi) after giving effect to such Increase, no more than three Increases shall have occurred during such calendar week.

Section 2.2. Procedure for Decreasing the Series 2010-1 Principal Amount.

(a) Mandatory Decrease.

(i) If on any date a Series 2010-1 Enhancement Deficiency exists, then ZVF shall instruct the Trustee to withdraw from the Series 2010-1 Excess Collection Account funds in an amount equal to the least of (x) the amount necessary, so that after giving effect to all Decreases of the Series 2010-1 Principal Amount on such date, no such Series 2010-1 Enhancement Deficiency shall exist, (y) the Series 2010-1 Principal Amount and (z) the amount of Principal Collections on deposit in the Series 2010-1 Excess Collection Account on such date and available for distribution to effect a Mandatory Decrease pursuant to Section 3.2(e) of this Series Supplement, and distribute such amount pro rata to the Series 2010-1 Noteholders in respect of principal on the Series 2010-1 Notes in accordance with Section 3.5(e) of this Series Supplement (in accordance with and subject to the limitations specified in Section 2.2(d) below).

(ii) If on any date an Aggregate Asset Amount Deficiency exists, then ZVF shall instruct the Trustee to withdraw from the Series 2010-1 Excess Collection Account funds in an amount equal to the least of (x) the Series 2010-1 Invested Percentage (with respect to Principal Collections) of the amount of such Aggregate Asset Amount Deficiency, (y) the Series 2010-1 Principal Amount as of the date of application of such funds and (z) the amount of Principal Collections on deposit in the Series 2010-1 Excess Collection Account on such date and available for distribution to effect a Mandatory Decrease pursuant to Section 3.2(e) of this Series Supplement, and distribute such amount pro rata to the Series 2010-1 Noteholders in respect of principal on the Series 2010-1 Notes in accordance with Section 3.5(e) of this Series Supplement (in accordance with and subject to the limitations specified in Section 2.2(d) below) (each reduction of the Series 2010-1 Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”).

(iii) With respect to any Mandatory Decrease of the Class A Principal Amount, ZVF shall also instruct the Trustee to withdraw from the Series 2010-1 Excess Collection Account funds in an amount equal to any associated breakage costs (including Class A Commercial Paper discounts and interest scheduled to accrue through the maturity of such Class A Commercial Paper) incurred as a result of such Mandatory Decrease (paid together with such Mandatory Decrease and calculated in accordance with the procedures outlined in Section 6.1 of this Series Supplement for optional repurchases) to pay such costs pursuant to Section 3.2(e) of this Series Supplement.

(iv) In connection with any Mandatory Decrease, all principal payments shall be allocated to the Class A Notes until the Class A Principal Amount has been reduced to zero, and then any remaining principal payments in connection with such Mandatory Decrease shall be allocated to the Class B Notes. Each Mandatory Decrease of the Class A Principal Amount shall be ratably allocated among the Class A Noteholders, based on their respective portion of the Class A Principal Amount prior to giving effect to such Mandatory Decrease. Each Mandatory Decrease of the Class B Principal Amount shall be ratably allocated among the Class B Noteholders, based on their respective portion of the Class B Principal Amount prior to giving effect to such Mandatory Decrease. Upon discovery of such a Series 2010-1 Enhancement Deficiency, Aggregate Asset Amount Deficiency, ZVF shall promptly deliver written notice (by facsimile with original to follow by mail) of any related Mandatory Decreases to the Trustee.

(b) Voluntary Decrease of Class A Notes. On any Business Day, upon at least 3 Business Day’s prior notice to each Class A Noteholder, each Conduit Investor, each Committed Note Purchaser and the Trustee, ZVF may decrease the Class A Principal Amount (each such reduction of the Series 2010-1 Principal Amount pursuant to this Section 2.2(b), a “Class A Voluntary Decrease”) by withdrawing from the Series 2010-1 Excess Collection Account or, after the conclusion of the Series 2010-1 Revolving Period, the Series 2010-1 Collection Account, an amount (subject to the last sentence of this Section 2.2(b)) up to the sum of all Principal Collections on deposit in such account (or, in the case of the Series 2010-1 Collection Account, up to the total amount available in such account for payment of principal of the Class A Notes) and, in the case of the Series 2010-1 Excess Collection Account, available for distribution to effect a Class A Voluntary Decrease pursuant to Section 3.2(e) of this Series Supplement, and distributing pro rata to the Class A Noteholders in respect of principal of the Class A Notes, the amount of such withdrawal in accordance with Section 3.5(e) of this Series Supplement, together with any associated breakage costs (including Class A Commercial Paper discounts and interest scheduled to accrue through the maturity of such Class A Commercial Paper) incurred as a result of such decrease (paid together with such decrease and calculated in accordance with the procedures outlined in Section 6.1 of this Series Supplement for optional repurchases); provided that ZVF shall not effect a Class A Voluntary Decrease pursuant to this Section 2.2(b) more than three times in any calendar week; provided further that the Trustee shall not be required to monitor the compliance of ZVF with the limitation on the frequency of Class A Voluntary Decreases set forth in the immediately preceding proviso. Such Class A Voluntary Decrease shall be ratably allocated among the Class A Noteholders, based on their respective portion of the Class A Principal Amount. Each such Class A Voluntary Decrease shall be, in the aggregate for all Class A Notes, in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof.

(c) Voluntary Decrease of Class B Notes. On any Business Day during the Series 2010-1 Revolving Period, upon at least 3 Business Day’s prior notice to each Class B Noteholder and the Trustee, ZVF may decrease the Class B Principal Amount

(each such reduction of the Series 2010-1 Principal Amount pursuant to this Section 2.2(c), a “Class B Voluntary Decrease”) by withdrawing from the Series 2010-1 Excess Collection Account an amount up to the sum of all Principal Collections on deposit in such account available for distribution to effect a Class B Voluntary Decrease pursuant to Section 3.2(e) of this Series Supplement, and distributing pro rata to the Class B Noteholders in respect of principal of the Class B Notes, the amount of such withdrawal in accordance with Section 3.5(e) of this Series Supplement; provided that ZVF shall not effect a Class B Voluntary Decrease pursuant to this Section 2.2(c) more than three times in any calendar week; provided further that the Trustee shall not be required to monitor the compliance of ZVF with the limitation on the frequency of Class B Voluntary Decreases set forth in the immediately preceding proviso; provided, further that no Class B Voluntary Decrease shall be permitted on any Business Day on which the Class A Notes are Outstanding except to comply with Section 6.11 of this Series Supplement. Such Class B Voluntary Decrease shall be ratably allocated among the Class B Noteholders, based on their respective portion of the Class B Principal Amount. Other than with respect to a Class B Voluntary Decrease required in order to comply with Section 6.11 of this Series Supplement, each such Class B Voluntary Decrease shall be, in the aggregate for all Class B Notes, in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof.

(d) Upon distribution to the Series 2010-1 Noteholders of principal of the Series 2010-1 Notes in connection with each Decrease, the Trustee shall, or shall cause the Registrar to, indicate in the Note Register such Decrease. The amount of any Decrease shall not exceed the amount allocated to the Series 2010-1 Excess Collection Account or the Series 2010-1 Collection Account and available for distribution to Series 2010-1 Noteholders in respect of principal of the Series 2010-1 Notes on the date of such Decrease pursuant to the terms hereof; provided that, for the avoidance of doubt, (x) any amounts on deposit in the Series 2010-1 Collection Account and identified for payment to the Series 2010-1 Noteholders pursuant to Section 3.5(a) of this Series Supplement shall not be considered to be available for distribution to Series 2010-1 Noteholders pursuant to the terms of this Section 2.2. Notwithstanding any of the foregoing to the contrary, ZVF may otherwise (x) repurchase the Class B Notes in full if failure to do so would result in an Amortization Event pursuant to clause (r) of Article IV of this Series Supplement or (y) repay the Class B Notes in full on the Class B Final Payment Date, in each case, so long as no other Amortization Event or Potential Amortization Event with respect to the Series 2010-Notes has occurred and is continuing or would result from such repurchase or repayment and, in the case of a repurchase prior to the Class A Expected Final Payment Date, such repurchase is made in accordance Section 6.1(b) of this Series Supplement and Section 6.2 of the Base Indenture.

ARTICLE III

SERIES 2010-1 ALLOCATIONS

With respect to the Series 2010-1 Notes only, the following shall apply:

Section 3.1. Series 2010-1 Series Accounts.

(a) Establishment of Series 2010-1 Series Accounts. ZVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders three accounts: the Series 2010-1 Collection Account (such account, the “Series 2010-1 Collection Account”), the Series 2010-1 Accrued Interest Account (such account, the “Series 2010-1 Accrued Interest Account”) and the Series 2010-1 Excess Collection Account (such account, the “Series 2010-1 Excess Collection Account” and, together with the Series 2010-1 Collection Account and the Series 2010-1 Accrued Interest Account, the “Series 2010-1 Series Accounts”). Each Series 2010-1 Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. Each Series 2010-1 Series Account shall be an Eligible Deposit Account. If a Series 2010-1 Series Account is at any time no longer an Eligible Deposit Account, ZVF shall, within 10 Business Days of obtaining knowledge that such Series 2010-1 Series Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Series Account that is an Eligible Deposit Account and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Series Account into the new Series 2010-1 Series Account. Initially, each of the Series 2010-1 Series Accounts will be established with Deutsche Bank Trust Company Americas.

(b) Administration of the Series 2010-1 Series Accounts. ZVF may instruct (by standing instructions or otherwise) the institution maintaining each of the Series 2010-1 Series Accounts to invest funds on deposit in such Series 2010-1 Series Account from time to time in Permitted Investments; provided, however, that (x) any such investment in the Series 2010-1 Excess Collection Account shall mature not later than the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Excess Collection Account) and (y) any such investment in the Series 2010-1 Collection Account or the Series 2010-1 Accrued Interest Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Collection Account or Series 2010-1 Accrued Interest Account). ZVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Series Accounts shall remain uninvested.

(c) Earnings from Series 2010-1 Series Accounts. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Series Accounts shall be deemed to be on deposit therein and available for distribution.

(d) Series 2010-1 Series Accounts Constitute Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of ZVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Series Accounts, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Series Accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Series Accounts, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Series Accounts, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Series Account Collateral”).

Section 3.2. Allocations with Respect to the Series 2010-1 Notes. The net proceeds from the initial sale of the Class B Notes and any Increase with respect to the Class B Notes shall be deposited into the Series 2010-1 Pre-Funding Account and applied in accordance with Section 3.15 of this Series Supplement. The net proceeds from the initial sale of the Class A Notes and any Increase with respect to the Class A Notes shall be deposited into the Collection Account and, together with the amounts transferred from the Series 2010-1 Pre-Funding Account to the Collection Account pursuant to Section 3.15 of this Series Supplement, shall be allocated in accordance with clause (a)(ii) of this Section 3.2 below. All amounts payable to ZVF under the Class A Interest Rate Caps will be deposited into the Series 2010-1 Collection Account. On each Business Day on which the proceeds of the initial sale of the Series 2010-1 Notes, any Increase or Collections are deposited into the Collection Account (each such date, a “Series 2010-1 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to apply from all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:

(a) Allocations of Collections During the Series 2010-1 Revolving Period. During the Series 2010-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 12:00 noon (New York City time) on each Series 2010-1 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below:

(i) allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the sum of (A) the Series 2010-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee in respect of the Class A Interest Rate Caps. All such amounts deposited into the Series 2010-1 Collection Account shall thereafter be deposited into the Series 2010-1 Accrued Interest Account; and

(ii) allocate to and deposit in the Series 2010-1 Excess Collection Account (A) an amount equal to the Series 2010-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day, (B) on the Series 2010-1 Closing Date, the net proceeds from the issuance of the Series 2010-1 Notes and (C) on the date of any Increase, the proceeds of such Increase (for any such day, the “Series 2010-1 Principal Allocation”).

(b) Allocations of Collections During the Series 2010-1 Rapid Amortization Period. During the Series 2010-1 Rapid Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 12:00 noon (New York City time) on any Series 2010-1 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below following payment in full of all fees, costs and expenses owed to the Trustee and the Collateral Agent hereunder or under any Related Document:

(i) allocate to and deposit in the Series 2010-1 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be thereafter allocated to and deposited in the Series 2010-1 Accrued Interest Account; and

(ii) allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Principal Allocation for such day, which amount shall be used pursuant to Section 3.5 of this Series Supplement to make principal payments on a pro rata basis in respect of the Class A Notes until the Class A Notes have been paid in full and once the Class A Notes have been paid in full, on a pro rata basis in respect of the Class B Notes until the Class B Notes have been paid in full; provided that (a) if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes (less any amounts used to pay fees, costs and expenses owed to the Trustee or the Collateral Agent), any amounts payable to the Trustee in respect of any Class A Interest Rate Caps and other amounts available pursuant to Section 3.3 of this Series Supplement to pay Class A Monthly Interest on the next succeeding Payment Date will be less than the Class A Monthly Interest for such Payment Date and (B) the Series 2010-1 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to withdraw from the Series 2010-1 Collection Account a portion of such Principal Collections allocated to the Series 2010-1 Notes during the related Series 2010-1 Rapid Amortization Payment Period equal to the lesser of such insufficiency and the Series 2010-1 Enhancement Amount and deposit such amount into the Series 2010-1 Accrued Interest Account to be treated as Interest Collections on such Payment Date and (b) if on any Determination Date after the Class A Notes have been paid in full the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes (less any amounts used to pay fees, costs and expenses owed to the Trustee or the Collateral Agent) and other amounts available pursuant to Section 3.3 of this Series Supplement to pay Class B Monthly Interest on the next succeeding Payment Date will be less than the sum of the Class B Monthly Interest for such Payment Date, then the Administrator shall direct the Trustee in writing to withdraw from the Series 2010-1 Collection Account a portion of such Principal Collections allocated to the Series 2010-1 Notes during the related Series 2010-1 Rapid Amortization Payment Period equal to the lesser of such insufficiency and the Series 2010-1 Enhancement Amount and deposit such amount into the Series 2010-1 Accrued Interest Account to be treated as Interest Collections on such Payment Date.

(c) Past Due Rental Payments. Notwithstanding the foregoing, if, after the occurrence of a Series 2010-1 Lease Payment Deficit, the Lessee shall make a payment of Rent or other amount payable by the Lessee under the ZVF Lease on or prior to the fifth Business Day after the occurrence of such Series 2010-1 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Invested Percentage as of the date of the occurrence of such Series 2010-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2010-1 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2010-1 Collection Account and apply the Series 2010-1 Past Due Rent Payment in the following order:

(i) if the occurrence of the related Series 2010-1 Lease Payment Deficit resulted in one or more Series 2010-1 LOC Credit Disbursements being made under the Series 2010-1 Letters of Credit, pay to each Series 2010-1 Letter of Credit Provider who made such a Series 2010-1 LOC Credit Disbursement for application in accordance with the provisions of the applicable Series 2010-1 Letter of Credit Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2010-1 Letter of Credit Provider’s Series 2010-1 LOC Credit Disbursement and (y) such Series 2010-1 Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each such Series 2010-1 Letter of Credit Provider’s Series 2010-1 LOC Credit Disbursement, of the amount of the Series 2010-1 Past Due Rent Payment;

(ii) if the occurrence of such Series 2010-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2010-1 Cash Collateral Account, deposit in the Series 2010-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2010-1 Past Due Rent Payment remaining after any payments pursuant to clause (i) above and (y) the amount withdrawn from the Series 2010-1 Cash Collateral Account on account of such Series 2010-1 Lease Payment Deficit;

(iii) if the occurrence of such Series 2010-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2010-1 Reserve Account pursuant to Section 3.3(c) of this Series Supplement, deposit in the Series 2010-1 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2010-1 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the excess, if any, of the Series 2010-1 Required Reserve Account Amount over the Series 2010-1 Available Reserve Account Amount on such day;

(iv) deposit into the Series 2010-1 Accrued Interest Account the amount, if any, by which the Series 2010-1 Lease Interest Payment Deficit, if any, relating to such Series 2010-1 Lease Payment Deficit exceeds the amount of the Series 2010-1 Past Due Rent Payment applied pursuant to clauses (i) through (iii) above; and

(v) deposit into the Series 2010-1 Excess Collection Account and treat as Principal Collections the remaining amount of the Series 2010-1 Past Due Rent Payment.

(d) Amounts Allocated from Other Series. Amounts allocated to other Series of Notes that have been reallocated by ZVF to the Series 2010-1 Notes (i) during the Series 2010-1 Revolving Period shall be deposited into the Series 2010-1 Excess Collection Account and applied in accordance with Section 3.2(e) of this Series Supplement and (ii) during the Series 2010-1 Rapid Amortization Period shall be deposited into the Series 2010-1 Collection Account and applied in accordance with Section 3.2(b) of this Series Supplement to make principal payments in respect of the Series 2010-1 Notes.

(e) Series 2010-1 Excess Collection Account. Amounts deposited into the Series 2010-1 Excess Collection Account on any Series 2010-1 Deposit Date will be (i) first, withdrawn and deposited in the Series 2010-1 Reserve Account in an amount up to the excess, if any, of the Series 2010-1 Required Reserve Account Amount for such date over the Series 2010-1 Available Reserve Account Amount for such date, (ii) second, used (x) to make a Mandatory Decrease, if applicable, in accordance with Sections 2.2(a) and 3.5(e) of this Series Supplement and (y) to pay any associated costs pursuant to Section 2.2(a)(iii), (iii) third, used to pay the principal amount of other Series of Notes that are then required to be paid or, at the option of ZVF, to pay the principal amount of other Series of Notes that may be paid under the Indenture, (iv) fourth, at the option of ZVF to make a Class A Voluntary Decrease in accordance with Sections 2.2(b) and 3.5(e) of this Series Supplement, (v) fifth at the option of ZVF subject to Section 6.11 of this Series Supplement, to make a Class B Voluntary Decrease in accordance with Sections 2.2(c) and 3.5(e) of this Series Supplement, (vi) sixth at the option of ZVF, to repurchase the Class B Notes pursuant to Section 6.1(b) of this Series Supplement, (vii) seventh used to pay the Class B Notes in full on the Class B Final Payment Date, and (viii) eighth, any remaining funds may be released to ZVF, in the case of clauses (iii) through (viii), only to the extent that no Series 2010-1 Enhancement Deficiency or other Amortization Event with respect to the Series 2010-1 Notes would result therefrom or exist immediately thereafter. Notwithstanding the foregoing, on the first day of the Series 2010-1 Rapid Amortization Period, all funds on deposit in the Series 2010-1 Excess Collection Account (including amounts allocated thereto pursuant to Section 3.2(a)(ii) or (c)(v) of this Series Supplement and any amounts allocated thereto pursuant to Section 3.2(d) of this Series Supplement) will be withdrawn from the Series 2010-1 Excess Collection Account and deposited into the Series 2010-1 Collection Account and applied in accordance with Section 3.2(b)(ii) of this Series Supplement. For the avoidance of doubt, the proceeds of any capital contribution to ZVF may, at ZVF’s discretion, be allocated to, and deposited in, the Series 2010-1 Excess Collection Account and may be used for the purposes set forth in this Section 3.2(e).

Section 3.3. Application of Interest Collections.

(a) Note Interest with respect to the Series 2010-1 Notes. On the fourth Business Day prior to each Payment Date, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement as to the amount to be withdrawn from the Series 2010-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes processed from but not including the preceding Payment Date through the succeeding Payment Date and any amounts payable to ZVF under any Class A Interest Rate Cap during that period in respect of (i) first, an amount equal to the sum of (A) the Class A Monthly Interest (excluding amounts referenced in clause (ii) of the definition thereof to the extent duplicative of Class A Deficiency Amounts payable under clause (iii) below) for such Payment Date (the portion of such amount of Class A Monthly Interest that will accrue for the period (each an, “Estimated Interest Period”) from and including the Determination Date immediately preceding such Payment Date to but excluding such Payment Date (such portion of the Class A Monthly Interest with respect to any such Estimated Interest Period, the “Estimated Interest”) shall be estimated by the Administrator on such Determination Date) and (B) the Estimated Interest Adjustment Amount with respect to such Determination Date, (ii) second, an amount equal to any Indenture Carrying Charges due to the Class A Noteholders and unpaid as of such Payment Date which are not included in the definition of Class A Monthly Interest, (iii) third, an amount equal to the sum of the unpaid Class A Deficiency Amounts, if any, as of the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amounts), (iv) fourth, an amount equal to the Class B Monthly Interest (excluding amounts referenced in clause (ii) of the definition thereof to the extent duplicative of the Class B Deficiency Amounts payable under clause (vi) below) for the Series 2010-1 Interest Period ending on the day preceding such succeeding Payment Date, (v) fifth, an amount equal to the Class A Monthly Default Interest Amount, if any, for such Payment Date and (vi) sixth, an amount equal to the sum of the unpaid Class B Deficiency Amounts, if any, as of the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amounts). On or before 10:00 a.m. (New York City time) on the following Payment Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a), from the Series 2010-1 Accrued Interest Account and deposit such amounts into the Series 2010-1 Distribution Account.

On or before 4:00 p.m. (New York City time) on the Business Day immediately preceding each Determination Date, the Administrator shall notify the Trustee of any Estimated Interest Adjustment Amount with respect to such Determination Date, such notification to be in the form of Exhibit H to this Series Supplement (each an “Estimated Interest Adjustment Notice”).

(b) Lease Payment Deficit Notice. On or before 10:00 a.m. (New York City time) on each Payment Date, the Administrator shall notify the Trustee of the amount of any Series 2010-1 Lease Payment Deficit, such notification to be in the form of Exhibit C to this Series Supplement (each a “Lease Payment Deficit Notice”).

(c) Withdrawals from the Series 2010-1 Reserve Account. If the Administrator determines (x) on any Payment Date on which the Class A Principal Amount is greater than zero that the amounts available from the Series 2010-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (i) through (iii) of Section 3.3(a) of this Series Supplement on such Payment Date or (y) on any Payment Date on which the Class A Principal Amount is equal to zero that the amounts available from the Series 2010-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (iv) and (vi) of Section 3.3(a) of this Series Supplement on such Payment Date, the Administrator shall instruct the Trustee by 11:00 a.m. (New York City time) in writing to withdraw from the Series 2010-1 Reserve Account and deposit in the Series 2010-1 Distribution Account on such Payment Date an amount equal to the lesser of the Series 2010-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2010-1 Reserve Account and deposit such amount in the Series 2010-1 Distribution Account.

(d) Draws on Series 2010-1 Letters of Credit. If the Administrator determines on any Payment Date that there exists a Series 2010-1 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2010-1 Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw on the Series 2010-1 Letters of Credit an amount, as set forth in such notice, equal to the least of (i) such Series 2010-1 Lease Interest Payment Deficit, (ii) the excess, if any, of (x) (A) if on such Payment Date the Class A Principal Amount is greater than zero, the sum of the amounts described in clauses (i) through (iii) of Section 3.3(a) of this Series Supplement on such Payment Date, or (B) if on such Payment Date the Class A Principal Amount is equal to zero, the sum of the amounts described in clauses (iv) and (vi) of Section 3.3(a) of this Series Supplement for such Payment Date, in each case over (y) the amounts available from the Series 2010-1 Accrued Interest Account plus the amount to be withdrawn from the Series 2010-1 Reserve Account pursuant to Section 3.3(c) of this Series Supplement on such Payment Date and (iii) the Series 2010-1 Letter of Credit Liquidity Amount on such Payment Date by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Credit Demand and shall cause the Series 2010-1 LOC Credit Disbursements to be deposited in the Series 2010-1 Distribution Account on such Payment Date; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such Payment Date of the least of the amounts described in clauses (i), (ii) or (iii) above and (y) the Series 2010-1 Available Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.

(e) Deficiency Amounts. If the amounts described in Sections 3.3(a), (c) and (d) of this Series Supplement and available to pay Class A Monthly Interest, as applicable, are insufficient to pay the Class A Monthly Interest for any Payment Date, payments of interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class A Notes shall be referred to as a “Class A Deficiency Amount”. If the amounts described in Sections 3.3(a), (c) and (d) of this Series Supplement and available to pay Class B Monthly Interest, as applicable, are insufficient to pay the Class B Monthly Interest for any Payment Date, payments of interest to the Class B Notes will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B Notes shall be referred to as a “Class B Deficiency Amount”. Interest shall accrue on any Class A Deficiency Amount at the Class A Note Rate and on any Class B Deficiency Amount at the Class B Note Rate.

(f) Balance. On the fourth Business Day prior to each Payment Date, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to pay, on such Payment Date, the balance (after making the payments required in Section 3.4 of this Series Supplement), if any, of the amounts available from the Series 2010-1 Accrued Interest Account as follows:

(i) first, to the Administrator, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of the Monthly Administration Fee for such Series 2010-1 Interest Period;

(ii) second, to the Trustee, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of any Trustee’s fees for such Series 2010-1 Interest Period that remain unpaid on such Payment Date;

(iii) third, on a pro rata basis, to the Back-Up Disposition Agent and the Back-Up Administrator, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of the Back-Up Disposition Agent’s and the Back-Up Administrator’s fees for such Series 2010-1 Interest Period;

(iv) fourth, on a pro rata basis, to pay any Indenture Carrying Charges (other than Indenture Carrying Charges provided for above) that remain unpaid on such Payment Date to the Persons to whom such amounts are owed, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of such Indenture Carrying Charges for such Series 2010-1 Interest Period; and

(v) fifth, the balance, if any, shall be withdrawn from the Series 2010-1 Accrued Interest Account by the Trustee and (A) during the Series 2010-1 Revolving Period, deposited into the Series 2010-1 Excess Collection Account or (B) during the Series 2010-1 Rapid Amortization Period, deposited into the Series 2010-1 Collection Account and treated as Principal Collections.

(g) Trustee Fees. If, on any Payment Date after the occurrence and during the continuance of a Liquidation Event of Default or a Limited Liquidation Event of Default, (x) the funds available to pay the Trustee fees pursuant to Section 3.3(f)(ii) of this Series Supplement on such Payment Date are less than the amount payable to the Trustee thereunder on such Payment Date or (y) the funds available to pay the portion of the Indenture Carrying Charges payable to the Trustee pursuant to Section 3.3(f)(iv) of this Series Supplement on such Payment Date are less than the amount payable to the Trustee thereunder on such Payment Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2010-1 Reserve Account and pay to itself on such Payment Date an amount equal to the least of (A) the Series 2010-1 Available Reserve Account Amount on such Payment Date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (B) an amount equal to the excess, if any, of (i) 0.70% of the Series 2010-1 Required Asset Amount as of the date of the occurrence of such Liquidation Event of Default or Limited Liquidation Event of Default over (ii) the aggregate of all amounts previously withdrawn from the Series 2010-1 Reserve Account pursuant to this Section 3.3(g) in respect of fees and other amounts due and owing to the Trustee and (C) such insufficiency. The Trustee shall withdraw such amounts from the Series 2010-1 Reserve Account and pay or reimburse itself.

(h) Back-Up Servicing Fees. If, on any Payment Date after the occurrence and during the continuance of a Liquidation Event of Default or a Limited Liquidation Event of Default, (x) the funds available to pay the Back-Up Disposition Agent fees and the Back-Up Administrator fees pursuant to Section 3.3(f)(iii) of this Series Supplement on such Payment Date are less than the amount payable to the Back-Up Disposition Agent and the Back-Up Administrator thereunder on such Payment Date or (y) the funds available to pay the portion of the Indenture Carrying Charges payable to the Back-Up Disposition Agent and the Back-Up Administrator pursuant to Section 3.3(f)(iv) of this Series Supplement on such Payment Date are less than the amount payable to the Back-Up Disposition Agent and the Back-Up Administrator thereunder on such Payment Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2010-1 Reserve Account (after giving effect to any withdrawals therefrom in accordance with Section 3.3(g) of this Series Supplement) and pay to the Back-Up Disposition Agent and the Back-Up Administrator, on a pro rata basis on such Payment Date an amount equal to the least of (A) the Series 2010-1 Available Reserve Account Amount on such Payment Date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (B) an amount equal to the excess, if any, of (i) 0.70% of the Series 2010-1 Required Asset Amount as of the date of the occurrence of such Liquidation Event of Default or Limited Liquidation Event of Default over (ii) the aggregate of the amounts previously withdrawn from the Series 2010-1 Reserve Account under this Section 3.3(h) in respect of fees and other amounts due and owing to the Back-Up Administrator and Back-Up Disposition Agent and (C) such insufficiency. The Trustee shall withdraw such amounts from the Series 2010-1 Reserve Account and pay or reimburse the Back-Up Disposition Agent and the Back-Up Administrator.

Section 3.4. Payment of Note Interest. On each Payment Date, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2010-1 Noteholders from the Series 2010-1 Distribution Account the amount deposited in the Series 2010-1 Distribution Account pursuant to Section 3.3 of this Series Supplement in the order of priority set forth in Section 3.3(a) of this Series Supplement.

Section 3.5. Payment of Note Principal.

(a) Monthly Payments During Series 2010-1 Rapid Amortization Period. Commencing on the first Determination Date after the commencement of the Series 2010-1 Rapid Amortization Period and on each Determination Date thereafter, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement with respect to the related Payment Date as to (w) the amount allocated to the Series 2010-1 Notes pursuant to Section 3.2(b)(ii) of this Series Supplement and any amounts allocated from the Series 2010-1 Excess Collection Account to the Series 2010-1 Collection Account pursuant to Section 3.2(e) of this Series Supplement and/or allocated to the Series 2010-1 Collection Account pursuant to Section 3.2(d) or Section 3.3(f) of this Series Supplement, in each case, prior to such date and not previously deposited into the Series 2010-1 Distribution Account for payment to the Series 2010-1 Noteholders, as the case may be, (x) any amounts to be withdrawn from the Series 2010-1 Reserve Account and deposited into the Series 2010-1 Distribution Account pursuant to this Section 3.5, (y) any amounts to be drawn on the Series 2010-1 Letters of Credit (and/or withdrawn from the Series 2010-1 Cash Collateral Account) pursuant to this Section 3.5 and (z) the amount of any demand to be made under the Series 2010-1 Demand Note. On the Payment Date following each such Determination Date during the Series 2010-1 Rapid Amortization Period, the Trustee shall withdraw such amounts allocated to pay principal of the Series 2010-1 Notes from the Series 2010-1 Collection Account and deposit such amount together with the proceeds of any demand made on the Series 2010-1 Demand Note received during the period from but excluding the immediately preceding Payment Date to and including such Payment Date into the Series 2010-1 Distribution Account along with any other amounts deposited in the Series 2010-1 Distribution Account for the payment of principal of such Series 2010-1 Notes pursuant to Section 3.5(b) of this Series Supplement and any amounts deposited in the Series 2010-1 Distribution Account pursuant to Section 3.5(c) of this Series Supplement, in each case during the related Series 2010-1 Rapid Amortization Payment Period, which amount shall be paid pursuant to Section 3.5(d) of this Series Supplement.

(b) Principal Deficit Amount. If the Principal Deficit Amount is greater than zero on any date or the Administrator determines that there exists a Series 2010-1 Lease Principal Payment Deficit, the Administrator shall promptly provide written notice thereof to the Class A Administrative Agent, each Class B Noteholder and the Trustee. On each Payment Date on which the Principal Deficit Amount is greater than zero or a Series 2010-1 Lease Principal Payment Deficit exists, amounts shall be transferred to the Series 2010-1 Distribution Account as follows:

(i) Series 2010-1 Reserve Account Withdrawal. On each Payment Date on which the Principal Deficit Amount is greater than zero, the

Administrator shall instruct the Trustee in writing prior to 11:00 a.m. (New York City time) on such Payment Date, in the case of a Principal Deficit Amount resulting from a Series 2010-1 Lease Payment Deficit, or prior to 11:00 a.m. (New York City time) on the second Business Day prior to such Payment Date, in the case of any other Principal Deficit Amount, to withdraw from the Series 2010-1 Reserve Account, an amount equal to the lesser of (x) such Principal Deficit Amount and (y) the Series 2010-1 Available Reserve Account Amount on such Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account on such Payment Date pursuant to Section 3.3(c) of this Series Supplement), and deposit such withdrawal in the Series 2010-1 Distribution Account on such Payment Date.

(ii) Principal Draws on Series 2010-1 Letters of Credit. If the Administrator determines on any Payment Date that there exists a Series 2010-1 Lease Principal Payment Deficit that exceeds the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with clause (i) of this Section 3.5(b), then the Administrator shall instruct the Trustee in writing to draw on the Series 2010-1 Letters of Credit, if any, in an amount equal to the least of (1) the excess of the Series 2010-1 Lease Principal Payment Deficit over the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with clause (i) of this Section 3.5(b), (2) the Series 2010-1 Letter of Credit Liquidity Amount (after giving effect to any drawings on the Series 2010-1 Letters of Credit on such Payment Date pursuant to Section 3.3(d) of this Series Supplement) and (3) on any date that is prior to the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Zipcar of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Zipcar shall have resumed making all payments of Monthly Variable Rent required to be made under the ZVF Lease, the excess, if any, of the Principal Deficit Amount over the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with clause (i) of this Section 3.5(b). Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2010-1 Lease Principal Payment Deficit on or prior to 10:30 a.m. (New York City time) on a Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount as set forth in such notice equal to the applicable amount set forth above on the Series 2010-1 Letters of Credit by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Credit Demand and shall cause the Series 2010-1 LOC Credit Disbursements to be deposited in the Series 2010-1 Distribution Account on such Payment Date; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by the Administrator and (y) the Series 2010-1 Available Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.

(iii) Demand Note Draw. If on any Determination Date, the Administrator determines that the Principal Deficit Amount on the next succeeding Payment Date (after giving effect to the withdrawal from the Series 2010-1 Reserve Account on such Payment Date pursuant to clause (i) of this Section 3.5(b) of this Series Supplement and any drawings on the Series 2010-1 Letters of Credit on such Payment Date pursuant to clause (ii) of this Section 3.5(b)) will be greater than zero, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Payment Date, the Administrator shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a demand notice substantially in the form of Exhibit G-1 to this Series Supplement (each a “Demand Notice”) on Zipcar for payment under the Series 2010-1 Demand Note in an amount equal to the lesser of (i) the Principal Deficit Amount less the amount to be deposited in the Series 2010-1 Distribution Account in accordance with clauses (i) and/or (ii) of this Section 3.5(b) of this Series Supplement and (ii) the principal amount of the Series 2010-1 Demand Note. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Payment Date, deliver such Demand Notice to Zipcar; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereto, without the lapse of a period of 60 consecutive days) with respect to Zipcar shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to Zipcar. The Trustee shall cause the proceeds of any demand on the Series 2010-1 Demand Note to be deposited into the Series 2010-1 Distribution Account, and such proceeds shall be treated as Principal Collections.

(iv) Letter of Credit Draw. If (1) the Trustee shall have delivered a Demand Notice as provided in Section 3.5(b)(iii) of this Series Supplement and Zipcar shall have failed to pay to the Trustee or deposit into the Series 2010-1 Distribution Account the amount specified in such Demand Notice in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Demand Notice, (2) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Zipcar, the Trustee shall not have delivered such Demand Notice to Zipcar or (3) there is a Preference Amount (of which the Trustee has actual knowledge or with respect to which the Trustee has received written notice thereof), the Trustee shall draw on the Series 2010-1 Letters of Credit, if any, by 12:00 p.m. (New York City time) on such Business Day in an amount equal to the lesser of (A) the amount that Zipcar failed to pay under the Series 2010-1 Demand Note, the amount that the Trustee failed to demand for payment thereunder or the Preference Amount, as the case may be; and (B) the Series 2010-1 Letter of Credit Amount on such Business Day, by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Unpaid Demand Note Demand or, in the case of a Preference Amount, a Series 2010-1 Certificate of Preference Payment Demand; provided, however that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1

Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such Business Day of the lesser of the amounts set forth in clause (A) and (B) above and (y) the Series 2010-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Series 2010-1 Letters of Credit and the proceeds of any such withdrawal from the Series 2010-1 Cash Collateral Account into the Series 2010-1 Distribution Account and such proceeds shall be treated as Principal Collections.

(c) Legal Final Payment Dates. The Series 2010-1 Principal Amount shall be due and payable on the Legal Final Payment Date. In connection therewith:

(i) Reserve Account Withdrawal. If the amount to be deposited in the Series 2010-1 Distribution Account in accordance with Section 3.5(a) of this Series Supplement with respect to the Legal Final Payment Date together with any amounts to be deposited therein in accordance with Section 3.5(b) of this Series Supplement on the Legal Final Payment Date, in each case, to pay principal of the Series 2010-1 Notes, is less than the Series 2010-1 Principal Amount on the Legal Final Payment Date, prior to 10:30 a.m. (New York City time) on the second Business Day prior to the Legal Final Payment Date, the Administrator shall instruct the Trustee to withdraw from the Series 2010-1 Reserve Account, an amount equal to the lesser of (i) the Series 2010-1 Available Reserve Account Amount (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 3.3(c) and Section 3.5(b)(i) of this Series Supplement), and (ii) such insufficiency, and deposit such withdrawn amounts in the Series 2010-1 Distribution Account on the Legal Final Payment Date. The Trustee shall withdraw such amounts from the Series 2010-1 Reserve Account and deposit such amounts in the Series 2010-1 Distribution Account on or prior to the Legal Final Payment Date.

(ii) Demand Note Draw. If the amount to be deposited in the Series 2010-1 Distribution Account pursuant to Section 3.5(a) of this Series Supplement together with any amounts to be deposited therein in accordance with Section 3.5(b) and Section 3.5(c)(i) of this Series Supplement on the Legal Final Payment Date is less than the Series 2010-1 Principal Amount, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Legal Final Payment Date, the Administrator shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a Demand Notice to Zipcar for payment under the Series 2010-1 Demand Note in an amount equal to the lesser of (i) such insufficiency and (ii) the principal amount of the Series 2010-1 Demand Note. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Legal Final Payment Date, deliver such Demand Notice to Zipcar; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Zipcar shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to Zipcar. The Trustee shall cause the proceeds of any demand on the Series 2010-1 Demand Note to be deposited into the Series 2010-1 Distribution Account, and such proceeds shall be treated as Principal Collections for all purposes hereunder.

(iii) Letter of Credit Draw. If (1) the Trustee shall have delivered a Demand Notice as provided in Section 3.5(c)(ii) of this Series Supplement and Zipcar shall have failed to pay to the Trustee or deposit into the Series 2010-1 Distribution Account the amount specified in such Demand Notice referred to in Section 3.5(c)(ii) of this Series Supplement in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Demand Notice, (2) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Zipcar, the Trustee shall not have delivered such Demand Notice to Zipcar or (3) there is a Preference Amount, the Trustee shall draw on the Series 2010-1 Letters of Credit, if any, by 3:00 p.m. (New York City time) on such Business Day an amount equal to the lesser of (A) the amount that Zipcar failed to pay under the Series 2010-1 Demand Note (or the amount that the Trustee failed to demand for payment thereunder) or the Preference Amount, as the case may be; and (B) the Series 2010-1 Letter of Credit Amount on such Business Day, by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Unpaid Demand Note Demand or, in the case of a Preference Amount, a Series 2010-1 Certificate of Preference Demand; provided, however that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such Business Day of the lesser of the amounts set forth in clause (A) and (B) above and (y) the Series 2010-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Series 2010-1 Letters of Credit and the proceeds of any such withdrawal from the Series 2010-1 Cash Collateral Account into the Series 2010-1 Distribution Account and such proceeds shall be treated as Principal Collections.

(d) Distribution. On each Payment Date occurring on or after the date a withdrawal is made pursuant to Section 3.5(a) of this Series Supplement and any amounts are deposited in the Series 2010-1 Distribution Account for the payment of principal of such Series 2010-1 Notes pursuant to Section 3.5(b) of this Series Supplement and/or Section 3.5(c) of this Series Supplement, the Trustee shall in accordance with instructions of the Administrator, pursuant to and in accordance with Section 6.1 of the Base Indenture, pay (i) first, to the Class A Noteholders the amount deposited in the Series 2010-1 Distribution Account for the payment of principal of the Class A Notes held by such Class A Noteholders pursuant to Section 3.5(a) of this Series Supplement, (ii) second, once the Class A Principal Amount shall have been paid in full, to the Class B Noteholders the amount deposited in the Series 2010-1 Distribution

Account for the payment of principal of the Class B Notes held by such Class B Noteholders pursuant to Section 3.5(a) of this Series Supplement. After the commencement of the Series 2010-1 Rapid Amortization Period and the payment in full of the Series 2010-1 Principal Amount, any remaining Principal Collections allocated to the Series 2010-1 Notes in accordance with Section 3.2(b) of this Series Supplement shall be withdrawn from the Series 2010-1 Collection Account and/or the Series 2010-1 Excess Collection Account and used to pay any remaining amounts payable by the Issuer pursuant to this Series Supplement or the applicable Series 2010-1 Note Purchase Agreement in accordance with the priorities set forth in Sections 3.3(a) and (f) of this Series Supplement.

(e) Decreases. On any Business Day on which (i) a Mandatory Decrease pursuant to Section 2.2(a) of this Series Supplement shall be required, the Trustee shall withdraw from the Series 2010-1 Excess Collection Account in accordance with the written instructions of the Administrator an amount equal to the lesser of (x) the funds then allocated to the Series 2010-1 Excess Collection Account and available for payment of such Mandatory Decrease pursuant to Section 3.2(e) of this Series Supplement and (y) the amount of such Mandatory Decrease, and distribute on a pro rata basis such amount (A) first, to the Class A Noteholders as a payment of principal of the Class A Notes and (B) second, once the Class A Principal Amount is equal to zero, to the Class B Noteholders as payment of principal of the Class B Notes, (ii) a Class A Voluntary Decrease pursuant to Section 2.2(b) of this Series Supplement shall be declared, the Trustee shall distribute the amounts withdrawn from the Series 2010-1 Excess Collection Account (and available for payment of such Class A Voluntary Decrease pursuant to Section 3.2(e) of this Series Supplement) and/or the Series 2010-1 Collection Account (and available in such account for payment of principal of the Series 2010-1 Notes) on a pro rata basis to the Class A Noteholders as a payment of principal of the Class A Notes or (iii) a Class B Voluntary Decrease pursuant to Section 2.2(c) of this Series Supplement shall be declared, after giving effect to any distributions to the Class A Noteholders to be made pursuant to clause (ii) above on such Business Day, the Trustee shall distribute the amounts withdrawn from the Series 2010-1 Excess Collection Account (and available for payment of such Class B Voluntary Decrease pursuant to Section 3.2(e) of this Series Supplement) on a pro rata basis to the Class B Noteholders as a payment of principal of the Class B Notes.

Section 3.6. Payment by Wire Transfer. On each Payment Date, pursuant to Section 6.1 of the Base Indenture and Sections 3.4 and 3.5 hereof, the Trustee shall cause the amounts (to the extent received by the Trustee) set forth in Section 3.4 or 3.5 of this Series Supplement to be paid by wire transfer of immediately available funds released from the Series 2010-1 Distribution Account no later than 4:30 p.m. (New York City time) for credit to the account designated by the Series 2010-1 Noteholders.

Section 3.7. The Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give instructions to make any payment from or deposit into the Collection Account or any Series 2010-1 Series Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall not be required to make such payment or deposit into or from the Collection Account or such Series 2010-1 Series Account without such instruction from the Administrator. When any payment or deposit, or any demand on the Series 2010-1 Demand Note or any draw on the Series 2010-1 Letters of Credit is required to be made by the Trustee hereunder or under any Related Document at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If the Administrator fails to give instructions to draw on any Series 2010-1 Letters of Credit required to be given by the Administrator, at the time specified in this Series Supplement, the Trustee shall draw on such Series 2010-1 Letters of Credit without such instruction from the Administrator, provided that the Administrator, upon request of the Trustee, the Class A Administrative Agent, any Class A Funding Agent or any Class B Noteholder, promptly provides the Trustee with all information necessary to allow the Trustee to draw on each such Series 2010-1 Letter of Credit.

Section 3.8. Series 2010-1 Reserve Account.

(a) Establishment of Series 2010-1 Reserve Account. ZVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders an account (the “Series 2010-1 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. The Series 2010-1 Reserve Account shall be an Eligible Deposit Account. If the Series 2010-1 Reserve Account is at any time no longer an Eligible Deposit Account, ZVF shall, within 10 Business Days of obtaining knowledge that the Series 2010-1 Reserve Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Reserve Account that is an Eligible Deposit Account and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Reserve Account into the new Series 2010-1 Reserve Account. Initially, the Series 2010-1 Reserve Account will be established with the Trustee.

(b) Administration of the Series 2010-1 Reserve Account. ZVF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2010-1 Reserve Account to invest funds on deposit in the Series 2010-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Reserve Account). ZVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Reserve Account shall remain uninvested.

(c) Earnings from Series 2010-1 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d) Series 2010-1 Reserve Account Constitutes Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of ZVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Reserve Account Collateral”).

(e) Series 2010-1 Reserve Account Surplus. In the event that the Series 2010-1 Reserve Account Surplus on any Payment Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator (with a copy to the Class A Administrative Agent and each Class B Noteholder), shall withdraw from the Series 2010-1 Reserve Account an amount equal to the Series 2010-1 Reserve Account Surplus and pay such Series 2010-1 Reserve Account Surplus to ZVF.

(f) Series 2010-1 Reserve Account to Pay Class B Principal Amount; Termination of Series 2010-1 Reserve Account. On the first Payment Date following the Class A Commitment Termination Date on which the Class A Principal Amount is equal to zero, the Trustee, acting in accordance with the written instructions of the Administrator, after giving effect to any withdrawals from the Series 2010-1 Reserve Account required to be made pursuant to Section 3.3(c), Section 3.3(g), Section 3.3(h), Section 3.5(b)(i) or Section 3.5(c)(i) of this Series Supplement on or prior to such date, shall withdraw from the Series 2010-1 Reserve Account an amount equal to the lesser of (x) the Class B Principal Amount and (y) the amount on deposit in the Series 2010-1 Reserve Account on such date, and distribute such amount to the Class B Noteholders in respect of principal of the Class B Notes. On or after the first date on which there are no Series 2010-1 Notes Outstanding, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2010-1 Reserve Account all remaining amounts on deposit therein for payment to ZVF.

Section 3.9. Series 2010-1 Letters of Credit and Series 2010-1 Cash Collateral Accounts.

(a) Series 2010-1 Cash Collateral Account Constitutes Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of ZVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Cash Collateral Account, including any security entitlement thereto; (ii) all funds on deposit in the Series 2010-1 Cash Collateral Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Cash Collateral Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Cash Collateral Account Collateral”).

(b) Series 2010-1 Letter of Credit Expiration Date. If prior to the date which is sixteen (16) Business Days prior to the then scheduled Series 2010-1 Letter of Credit Expiration Date with respect to any Series 2010-1 Letter of Credit, excluding the amount available to be drawn under such Series 2010-1 Letter of Credit but taking into account each substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, (i) the Series 2010-1 Adjusted Enhancement Amount would be equal to or greater than the Series 2010-1 Required Enhancement Amount, (ii) the Series 2010-1 Adjusted Liquidity Amount would be equal to or greater than the Series 2010-1 Required Liquidity Amount, or (iii) the Series 2010-1 Letter of Credit Liquidity Amount would be equal to or greater than the Series 2010-1 Demand Note Payment Amount, then the Administrator shall notify the Trustee, the Class A Administrative Agent and each Class B Noteholder in writing no later than fifteen (15) Business Days prior to such Series 2010-1 Letter of Credit Expiration Date of such determination. If prior to the date which is sixteen (16) Business Days prior to the then scheduled Series 2010-1 Letter of Credit Expiration Date with respect to any Series 2010-1 Letter of Credit, excluding such Series 2010-1 Letter of Credit but taking into account any substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, (i) the Series 2010-1 Adjusted Enhancement Amount would be less than the Series 2010-1 Required Enhancement Amount, (ii) the Series 2010-1 Adjusted Liquidity Amount would be less than the Series 2010-1 Required Liquidity Amount, or (iii) the Series 2010-1 Letter of Credit Liquidity Amount would be less than the Series 2010-1 Demand Note Payment Amount, then the Administrator shall notify the Trustee the Class A Administrative Agent and each Class B Noteholder in writing no later than fifteen (15) Business Days prior to such Series 2010-1 Letter of Credit Expiration Date of (x) the greatest of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount, excluding such Series 2010-1 Letter of Credit but taking into account any substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Adjusted Liquidity Amount, excluding such Series 2010-1 Letter of Credit but taking into account each substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, and (C) the excess, if any, of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Letter of Credit Liquidity Amount, excluding such Series 2010-1 Letter of Credit but taking into account each substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, and (y) the amount available to be drawn on such expiring Series 2010-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Series 2010-1 Letter of Credit by presenting a draft accompanied by a Series 2010-1 Certificate of Termination Demand and shall cause the Series 2010-1 LOC Termination Disbursements to be deposited in the Series 2010-1 Cash Collateral Account. If the Trustee does not receive the notice from the Administrator described above on or prior to the date that is fifteen (15) Business Days prior to each Series 2010-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2010-1 Letter of Credit by presenting a draft accompanied by a Series 2010-1 Certificate of Termination Demand and shall cause the Series 2010-1 LOC Termination Disbursements to be deposited in the applicable Series 2010-1 Cash Collateral Account.

(c) Series 2010-1 Letter of Credit Providers. The Administrator shall notify the Trustee, the Class A Administrative Agent and each Class B Noteholder in writing within one Business Day of becoming aware that the short-term debt credit rating of any Series 2010-1 Letter of Credit Provider has fallen below “P-1” as determined by Moody’s or “A-1” as determined by Standard & Poor’s or the long-term debt credit rating of any Series 2010-1 Letter of Credit Provider has fallen below “A1” as determined by Moody’s or “A” as determined by Standard & Poor’s (with respect to any Series 2010-1 Letter of Credit Provider, a “Series 2010-1 Downgrade Event”). On the thirtieth (30th) day after the occurrence of a Series 2010-1 Downgrade Event with respect to any Series 2010-1 Letter of Credit Provider, the Administrator shall notify the Trustee, the Class A Administrative Agent and each Class B Noteholder in writing on such date of (i) the greatest of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount, excluding the available amount under the Series 2010-1 Letter of Credit issued by such Series 2010-1 Letter of Credit Provider, on such date, (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Adjusted Liquidity Amount, excluding the available amount under such Series 2010-1 Letter of Credit, on such date, and (C) the excess, if any, of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Letter of Credit Liquidity Amount, excluding the available amount under such Series 2010-1 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2010-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by

12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2010-1 Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Series 2010-1 Certificate of Termination Demand and shall cause the Series 2010-1 LOC Termination Disbursement to be deposited in a Series 2010-1 Cash Collateral Account.

(d) Reductions in Stated Amounts of the Series 2010-1 Letters of Credit. If the Trustee receives a written notice from the Lessee, substantially in the form of Exhibit D to this Series Supplement, requesting a reduction in the stated amount of any Series 2010-1 Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice deliver to the Series 2010-1 Letter of Credit Provider who issued such Series 2010-1 Letter of Credit a Series 2010-1 Notice of Reduction requesting a reduction in the stated amount of such Series 2010-1 Letter of Credit in the amount requested in such notice effective on the date set forth in such notice, provided that on such effective date, after giving effect to the requested reduction in the stated amount of such Series 2010-1 Letter of Credit, (i) the Series 2010-1 Adjusted Enhancement Amount will equal or exceed the Series 2010-1 Required Enhancement Amount, (ii) the Series 2010-1 Adjusted Liquidity Amount will equal or exceed the Series 2010-1 Required Liquidity Amount, and (iii) the Series 2010-1 Letter of Credit Liquidity Amount will equal or exceed the Series 2010-1 Demand Note Payment Amount; provided, further that the Trustee shall not be required to determine compliance with the foregoing clauses (i) through (iii).

(e) Draws on the Series 2010-1 Letters of Credit. If there is more than one Series 2010-1 Letter of Credit on the date of any draw on the Series 2010-1 Letters of Credit pursuant to the terms of this Series Supplement (other than pursuant to Sections 3.9(b) and (c) of this Series Supplement), the Administrator shall instruct the Trustee, in writing, to draw on each Series 2010-1 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2010-1 Letter of Credit Provider issuing such Series 2010-1 Letter of Credit of the amount of such draw on the Series 2010-1 Letters of Credit.

(f) Establishment of Series 2010-1 Cash Collateral Account. On or prior to the date of any drawing under a Series 2010-1 Letter of Credit pursuant to Section 3.9(b) or (c) of this Series Supplement, ZVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, an account (the “Series 2010-1 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. The Series 2010-1 Cash Collateral Account shall be an Eligible Deposit Account. If the Series 2010-1 Cash Collateral Account is at any time no longer an Eligible Deposit Account, ZVF shall, within 10 Business Days of obtaining knowledge that the Series 2010-1 Cash Collateral Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Cash Collateral Account that is an Eligible Deposit Account and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Cash Collateral Account into the new Series 2010-1 Cash Collateral Account.

(g) Administration of the Series 2010-1 Cash Collateral Account. ZVF may instruct (by standing instructions or otherwise) the institution maintaining a Series 2010-1 Cash Collateral Account to invest funds on deposit in a Series 2010-1 Cash Collateral Account from time to time in Permitted Investments. Any investment of funds on deposit in a Series 2010-1 Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in a Series 2010-1 Cash Collateral Account). ZVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in a Series 2010-1 Cash Collateral Account shall remain uninvested.

(h) Earnings from Series 2010-1 Cash Collateral Account. All Series 2010-1 Cash Collateral Account Interest and Earnings shall be deemed to be on deposit therein and available for distribution.

(i) Series 2010-1 Cash Collateral Account Surplus. In the event that the Series 2010-1 Cash Collateral Account Surplus on any Payment Date is greater than zero, the Administrator may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of the Administrator (with a copy to the Class A Administrative Agent and each Class B Noteholder), shall, subject to the limitations set forth in this Section 3.9(i), withdraw the amount specified by the Administrator from the Series 2010-1 Cash Collateral Account specified by the Administrator and apply such amount in accordance with the terms of this Section 3.9(i). The amount of any such withdrawal from the Series 2010-1 Cash Collateral Account shall be limited to the least of (a) the Series 2010-1 Available Cash Collateral Account Amount on such Payment Date, (b) the Series 2010-1 Cash Collateral Account Surplus on such Payment Date and (c) the excess, if any, of the Series 2010-1 Letter of Credit Liquidity Amount on such Payment Date over the Series 2010-1 Demand Note Payment Amount on such Payment Date. Any amounts withdrawn from the Series 2010-1 Cash Collateral Account pursuant to this Section 3.9(i) shall be paid: first, to the Series 2010-1 Letter of Credit Providers, to the extent that there are unreimbursed Series 2010-1 Disbursements due and owing to such Series 2010-1 Letter of Credit Providers in respect of the Series 2010-1 Letters of Credit, for application in accordance with the provisions of the respective Series 2010-1 Letter of Credit Reimbursement Agreement, and second, to ZVF any remaining amounts.

(j) Termination of Series 2010-1 Cash Collateral Account. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts due and owing to the Series 2010-1 Noteholders and payable from the Series 2010-1 Cash Collateral Account as provided herein, shall withdraw from such Series 2010-1 Cash Collateral Account all amounts on deposit therein and shall pay such amounts, first, pro rata to the Series 2010-1 Letter of Credit Providers, to the extent that there are unreimbursed Series 2010-1 Disbursements due and owing to such Series 2010-1 Letter of Credit Providers, for application in accordance with the provisions of the respective Series 2010-1 Letters of Credit, and second, to ZVF any remaining amounts.

Section 3.10. Series 2010-1 Distribution Account.

(a) Establishment of Series 2010-1 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders an account (the “Series 2010-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. The Series 2010-1 Distribution Account shall be an Eligible Deposit Account. If the Series 2010-1 Distribution Account is at any time no longer an Eligible Deposit Account, ZVF shall, within 10 Business Days of obtaining knowledge that the Series 2010-1 Distribution Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Distribution Account that is an Eligible Deposit Account and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Distribution Account into the new Series 2010-1 Distribution Account. Initially, the Series 2010-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2010-1 Distribution Account. The Administrator may instruct the institution maintaining the Series 2010-1 Distribution Account in writing to invest funds on deposit in the Series 2010-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Distribution Account). All such Permitted Investments will be credited to the Series 2010-1 Distribution Account. ZVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Distribution Account shall remain uninvested.

(c) Earnings from Series 2010-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Distribution Account shall be deemed to be on deposit and available for distribution.

(d) Series 2010-1 Distribution Account Constitutes Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of ZVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Distribution Account Collateral”).

Section 3.11. Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2010-1 Collection Account, the Series 2010-1 Excess Collection Account, the Series 2010-1 Accrued Interest Account, the Series 2010-1 Reserve Account, the Series 2010-1 Cash Collateral Account, the Series 2010-1 Distribution Account or the Series 2010-1 Pre-Funding Account (each a “Series 2010-1 Designated Account”) shall be the “securities intermediary” (as defined in Section 8-102 of the UCC in effect in the State of New York (the “New York UCC”) and a “bank” (as defined in Section 9-102 of the New York UCC), in such capacities, the “Securities Intermediary”). As of the date hereof, the Trustee shall be the Securities Intermediary. If the Securities Intermediary in respect of any Series 2010-1 Designated Account is not the Trustee, ZVF shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 3.11.

(b) The Securities Intermediary agrees that:

(i) The Series 2010-1 Designated Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the New York UCC are or will be credited;

(ii) All securities or other property underlying any Financial Assets credited to any Series 2010-1 Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2010-1 Designated Account be registered in the name of ZVF, payable to the order of ZVF or specially endorsed to ZVF;

(iii) All property delivered to the Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2010-1 Designated Account;

(iv) Each item of property (whether investment property, security, instrument or cash) credited to a Series 2010-1 Designated Account shall be treated as a Financial Asset;

(v) If at any time the Securities Intermediary shall receive any order from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2010-1 Designated Accounts or instructions from the Trustee with respect to the Series 2010-1 Designated Accounts, the Securities Intermediary shall comply with such entitlement order or instruction without further consent by ZVF or the Administrator;

(vi) The Series 2010-1 Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the UCC, including Section 8-110 and Section 9-304 thereof, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2010-1 Designated Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(vii) The Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2010-1 Designated Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) or instructions of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with ZVF purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders or instructions as set forth in Section 3.11(b)(v) of this Series Supplement; and

(viii) Except for the claims and interest of the Trustee and ZVF in the Series 2010-1 Designated Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2010-1 Designated Accounts or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2010-1 Designated Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and ZVF thereof.

(c) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2010-1 Designated Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders or instructions in respect of the Series 2010-1 Designated Accounts.

Section 3.12. Class A Interest Rate Caps.

(a) On or prior to the first Increase hereunder, ZVF shall acquire one or more Class A Interest Rate Caps from an Eligible Interest Rate Cap Provider. At the time of the acquisition of the initial Class A Interest Rate Caps, the aggregate notional amount of all Class A Interest Rate Caps shall equal the Class A Maximum Principal Amount, and the aggregate notional amount of all Class A Interest Rate Caps may be reduced to the extent that the Class A Maximum Principal Amount is reduced after the acquisition of the initial Class A Interest Rate Caps but shall not at any time during the Series 2010-1 Revolving Period be less than the Class A Maximum Principal Amount at such time. ZVF shall acquire one or more additional Class A Interest Rate Caps in connection with any increase of the Class A Maximum Principal Amount such that the aggregate notional amounts of all Class A Interest Rate Caps shall equal the Class A Maximum Principal Amount after giving effect to such increase. Following the end of the Series 2010-1 Revolving Period, the aggregate notional amount of the Series 2010-1 Interest Rate Caps may be reduced to an amount agreed to between ZVF and the Class A Administrative Agent, which amount as of any date of determination shall not be less than the Class A Principal Amount as of such date. The strike rate of each Class A Interest Rate Cap shall not be greater than 5.0%. Each Class A Interest Rate Cap shall have a term of at least until the Class A Expected Final Payment Date.

(b) If, at any time, an Interest Rate Cap Provider (and, if the present and future obligations of an Interest Rate Cap Provider under its Class A Interest Rate Cap are guaranteed pursuant to a guarantee, the related guarantor) fails to satisfy the First Trigger Required Ratings, then, the Interest Rate Cap Provider will be required, pursuant to the terms of the related Class A Interest Rate Cap, at such Interest Rate Cap Provider’s expense, to post and maintain collateral pursuant to a credit support annex entered into in connection with the Class A Interest Rate Cap (the “Credit Support Annex”) in form and substance reasonably satisfactory to the Class A Administrative Agent;

(c) If, at any time, an Interest Rate Cap Provider (and, if the present and future obligations of an Interest Rate Cap Provider under its Class A Interest Rate Cap are guaranteed pursuant to a guarantee, the related guarantor) fails to satisfy the Second Trigger Required Ratings, then such Interest Rate Cap Provider will be required, pursuant to the terms of the related Class A Interest Rate Cap, at such Interest Rate Cap Provider’s expense, to:

(i) obtain a guarantee of the present and future obligations of such Interest Rate Cap Provider under its Class A Interest Rate Cap from a guarantor satisfying the First Trigger Required Ratings, or

(ii) procure (x) a replacement interest rate cap on the same terms as the Class A Interest Rate Cap (or with such modifications as are acceptable to the Class A Administrative Agent) from an Eligible Interest Rate Cap Provider or (y) a transfer of the Interest Rate Cap to an Eligible Interest Rate Cap Provider

Simultaneously with any replacement described in clause (ii) above, ZVF shall terminate the Class A Interest Rate Cap being replaced; provided that no termination of the Class A Interest Rate Cap shall occur until ZVF has entered into a replacement Class A Interest

Rate Cap. If ZVF is unable to cause such Interest Rate Cap Provider to take any of the actions described in this Section 3.12(b) after making commercially reasonable efforts, ZVF will obtain a replacement Class A Interest Rate Cap at the expense of the replaced Interest Rate Cap Provider or, if the replaced Interest Rate Cap Provider fails to make such payment, at the expense of ZVF (in which event, such amount will be considered Indenture Carrying Charges and paid solely from Interest Collections available pursuant to Section 3.3(f) of this Series Supplement).

(d) Each Series 2010-1 Noteholder by its acceptance of a Series 2010-1 Note hereby acknowledges and agrees, and directs the Trustee to acknowledge and agree, and the Trustee, at such direction, hereby acknowledges and agrees, that any collateral posted by an Interest Rate Cap Provider pursuant to clause (c) above (A) is collateral solely for the obligations of such Interest Rate Cap Provider under its Class A Interest Rate Cap, (B) does not constitute collateral for the Series 2010-1 Notes (provided that in order to secure and provide for the payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF has pledged each Class A Interest Rate Cap and its security interest in any collateral posted in connection therewith as collateral for the Series 2010-1 Notes), and (C) will in no event be available to satisfy any obligations of ZVF hereunder or otherwise unless and until such Interest Rate Cap Provider defaults in its obligations under its Class A Interest Rate Cap and such collateral is applied in accordance with the terms of such Class A Interest Rate Cap to satisfy such defaulted obligations of such Interest Rate Cap Provider.

(e) ZVF shall require all proceeds of each Class A Interest Rate Cap (including amounts received in respect of the obligations of the related Interest Rate Cap Provider from a guarantor or from the application of collateral posted by such Interest Rate Cap Provider) to be paid to the Collection Account, and the Trustee shall allocate all such proceeds to the Series 2010-1 Accrued Interest Account in accordance with Section 3.2 of this Series Supplement.

(f) To secure payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF hereby grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of ZVF’s right, title and interest, whether now or hereafter existing or acquired, in the Class A Interest Rate Caps and all proceeds thereof.

Section 3.13. Series 2010-1 Demand Note Constitutes Additional Collateral for Series 2010-1 Notes.

(a) In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, ZVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of ZVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Demand Note; (ii) all certificates and instruments, if any, representing or evidencing the Series 2010-1 Demand Note; and (iii) all proceeds of any and all of the foregoing, including cash. On the date hereof, ZVF shall deliver to the Trustee, for the benefit of the

Series 2010-1 Noteholders, the Series 2010-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2010-1 Noteholders, shall be the only Person authorized to make a demand for payment on the Series 2010-1 Demand Note.

(b) Other than pursuant to a payment made upon a demand thereon by the Trustee, ZVF shall not reduce the amount of the Series 2010-1 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2010-1 Demand Note after such reduction or forgiveness is less than the Series 2010-1 Letter of Credit Liquidity Amount. ZVF shall not agree, to any amendment of the Series 2010-1 Demand Note without first obtaining the prior written consent of the Class A Administrative Agent and each Class B Noteholder.

(c) Other than pursuant to a demand thereon pursuant to Section 3.5(b) or (c) of this Series Supplement, ZVF shall not reduce the amount of the Series 2010-1 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2010-1 Demand Note after such forgiveness or reduction is less than the greater of (i) the Series 2010-1 Letter of Credit Liquidity Amount and (ii) an amount equal to 3.00% of the Series 2010-1 Principal Amount.

Section 3.14. Subordination of Class B Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes, except that (i) Class B Monthly Interest will be payable prior to Class A Monthly Default Interest Amounts, (ii) the Class B Notes may be repurchased by ZVF pursuant to Section 6.1(b) of this Series Supplement while the Class A Notes remain Outstanding, (iii) principal payments on the Class B Notes may be made while the Class A Notes are Outstanding pursuant to Section 2.2(c) of this Series Supplement to the extent required to comply with Section 6.11 of this Series Supplement and (iv) the Class B Notes may be paid in full on the Class B Final Payment Date while the Class A Notes remain Outstanding. Subject to the exceptions set forth in the preceding sentence, no payments on account of interest or principal with respect to the Class B Notes shall be made on any Payment Date until all payments of interest and principal (including, without limitation, amounts resulting from any draws on any Series 2010-1 Letter of Credit and any amounts transferred from a Series 2010-1 Cash Collateral Account or the Series 2010-1 Reserve Account) then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all interest accrued on such accrued interest, all Class A Deficiency Amounts and all Mandatory Decreases) have been paid in full.

The Class B Noteholders shall not be entitled to receive the benefit of amounts (i) available under any Series 2010-1 Letter of Credit, (ii) on deposit in a Series 2010-1 Cash Collateral Account and (iii) on deposit in the Series 2010-1 Reserve Account, in each case until the Class A Notes have been paid in full.

Section 3.15. Series 2010-1 Pre-Funding Account.

(a) Establishment of Series 2010-1 Pre-Funding Account. ZVF shall establish and maintain in the name of the Trustee for the benefit of the Class B

Noteholders an account (the “Series 2010-1 Pre-Funding Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders. The Series 2010-1 Pre-Funding Account shall be an Eligible Deposit Account. If the Series 2010-1 Pre-Funding Account is at any time no longer an Eligible Deposit Account, ZVF shall, within 10 Business Days of obtaining knowledge that the Series 2010-1 Pre-Funding Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Pre-Funding Account that is an Eligible Deposit Account and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Pre-Funding Account into the new Series 2010-1 Pre-Funding Account. Initially, the Series 2010-1 Pre-Funding Account will be established with the Trustee.

(b) Transfer of Amounts on Deposit in the Series 2010-1 Pre-Funding Account. On each day during the Series 2010-1 Revolving Period, for so long as the Class B Noteholder Commitment Amount is greater than zero (with respect to which the Trustee may rely on notification from ZVF addressed to the Trustee and the Class B Noteholders that ZVF has effected a permanent reduction to zero of the Class B Noteholder Commitment Amount), on any day that proceeds of the initial sale of the Class A Notes, from any issuance of Additional Class A Notes or any Increase with respect to the Class A Notes are deposited to the Collection Account, the Trustee shall transfer the lesser of (x) 40% of such proceeds and (y) the amount on deposit in the Series 2010-1 Pre-Funding Account on such day, from the Series 2010-1 Pre-Funding Account to the Collection Account on such day. If by 4:00 p.m. (New York City time) on any such day that (i) proceeds of the initial sale of the Class B Notes or any Increase with respect to the Class B Notes are deposited into the Series 2010-1 Pre-Funding Account, and (ii) the proceeds from the initial issuance of the Class A Notes, from any issuance of Additional Class A Notes or any Increase with respect to the Class A Notes, as the case may be, are not deposited into the Collection Account, then the Trustee shall distribute all amounts on deposit in the Series 2010-1 Pre-Funding Account to the Class B Noteholders as principal payments at their direction.

(c) Series 2010-1 Pre-Funding Account Constitutes Additional Collateral for the Class B Notes. In order to secure, and provide for, the repayment of any amounts required to be distributed to the Class B Noteholders pursuant to clause (b) above, ZVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class B Noteholders, all of ZVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Pre-Funding Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Pre-Funding Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Pre-Funding Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Pre-Funding Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Pre-Funding Account Collateral”).

ARTICLE IV

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 2010-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(j) of the Base Indenture with respect to the Series 2010-1 Notes:

(a) ZVF defaults in the payment of any interest on, or other amount payable in respect of, the Series 2010-1 Notes (other than the payments described in clauses (e), (f) and (g) below) when the same becomes due and payable and such default continues for a period of three (3) Business Days;

(b) a Change of Control shall have occurred;

(c) a Series 2010-1 Enhancement Deficiency shall occur and continue for at least three (3) Business Days;

(d) a Series 2010-1 Liquidity Deficiency shall occur and continue for at least three (3) Business Days;

(e) all principal of and interest on the Class A Notes is not paid in full on or before the Class A Expected Final Payment Date;

(f) all principal of and interest on the Class A Notes is not paid in full on or before the Class A Commitment Termination Date;

(g) all principal of and interest on the Class B Notes is not paid in full on or before the Class B Final Payment Date;

(h) the Series 2010-1 Asset Amount shall be less than the Series 2010-1 Required Asset Amount for at least three (3) Business Days;

(i) the Principal Deficit Amount shall be greater than zero;

(j) the Collection Account, any Collateral Account, any Series 2010-1 Series Account, the Series 2010-1 Distribution Account shall be subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) and 30 days shall have elapsed without such Lien having been released or discharged;

(k) (A) the Series 2010-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) for at least three

(3) Business Days or (B) the Trustee shall cease to have a valid and perfected first priority security interest in the Series 2010-1 Reserve Account Collateral (or any of the Lessee, ZVF or any Affiliate of either so assets in writing) and, in each case, either (x) a Series 2010-1 Enhancement Deficiency would result from excluding the Series 2010-1 Available Reserve Account Amount from the Series 2010-1 Enhancement Amount or (y) the Series 2010-1 Adjusted Liquidity Amount, excluding therefrom the Series 2010-1 Available Reserve Account Amount, would be less than the Series 2010-1 Required Liquidity Amount;

(l) from and after the funding of the Series 2010-1 Cash Collateral Account, (A) the Series 2010-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) for at least three (3) Business Days or (B) the Trustee shall cease to have a valid and perfected first priority security interest in the Series 2010-1 Cash Collateral Account Collateral (or any of the Lessee, ZVF or any Affiliate of either so assets in writing) and, in each case, either (x) a Series 2010-1 Enhancement Deficiency would result from excluding the Series 2010-1 Available Cash Collateral Account Amount from the Series 2010-1 Enhancement Amount or (y) the Series 2010-1 Adjusted Liquidity Amount, excluding therefrom the Series 2010-1 Available Cash Collateral Account Amount, would be less than the Series 2010-1 Required Liquidity Amount;

(m) at any time on or after the date of the first Increase hereunder, ZVF shall fail to acquire and maintain in force one or more Class A Interest Rate Caps at the times and in the notional amounts required by the terms of Section 3.12 of this Series Supplement or at any time any such Class A Interest Rate Caps shall fail to be enforceable against the applicable Interest Rate Cap Provider;

(n) the Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Series 2010-1 Collateral (other than the Series 2010-1 Reserve Account Collateral and the Series 2010-1 Cash Collateral Account Collateral) or any of the Lessee, ZVF or any Affiliate of either so asserts in writing;

(o) ZVF fails to comply with any of its other agreements or covenants in, or provisions of, the Series 2010-1 Notes, the Indenture, this Series Supplement or any other Related Document (other than any covenants described in clause (s) below) and the failure to so comply (x) in the case of the covenant set forth in Section 6.11 of this Series Supplement, continues for three (3) Business Days and (y) in the case of all other agreements, covenants or provisions materially and adversely affects the interests of the Series 2010-1 Noteholders and continues to materially and adversely affect the interests of the Series 2010-1 Noteholders for a period of thirty (30) days, in the case of either of the foregoing clauses (x) or (y), after the earlier of (i) the date on which ZVF obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to ZVF by the Trustee or to ZVF and the Trustee by the Class A Administrative Agent, the Required Noteholders with respect to the Class A Notes or the Required Noteholders with respect to the Class B Notes;

(p) any representation made by ZVF in the Indenture, this Series Supplement or any other Related Document is false and such false representation materially and adversely affects the interests of the Series 2010-1 Noteholders and such false representation is not cured for a period of thirty (30) days after the earlier of (i) the date on which ZVF obtains knowledge thereof or (ii) the date that written notice thereof is given to ZVF by the Trustee or to ZVF and the Trustee by the Class A Administrative Agent, the Required Noteholders with respect to the Class A Notes or the Required Noteholders with respect to the Class B Notes;

(q) the Administrator fails to comply with any of its other agreements or covenants in, or provisions of, any Related Document (other than any covenants described in clause (s) below) or any representation made by the Administrator in any Related Document is false and the failure to so comply or such false representation, as the case may be, materially and adversely affects the interests of the Series 2010-1 Noteholders and continues to materially and adversely affect the interests of the Series 2010-1 Noteholders for a period of thirty (30) days after the earlier of (i) the date on which the Administrator obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Trustee or to the Administrator and the Trustee by the Class A Administrative Agent, the Required Noteholders with respect to the Class A Notes or the Required Noteholders with respect to the Class B Notes;

(r) any public offering or sale of Capital Stock of Zipcar, Inc. to investors purchasing such Capital Stock in the capital markets occurs and the Class B Notes remain Outstanding for a period of three (3) Business Days after the date of such public offering or sale;

(s) the Administrator or ZVF fails to comply with (i) any covenant contained in Section 8.02 of the Class B Note Purchase Agreement (as such Class B Note Purchase Agreement exists as of the Series 2010-1 Closing Date without giving effect to any amendments thereto unless such amendments have been consented to by the Class A Administrative Agent) or (ii) any covenant contained in Section 8.02 of the Class A Note Purchase Agreement (as such Class A Note Purchase Agreement exists as of the Series 2010-1 Closing Date without giving effect to any amendments thereto unless such amendments have been consented to by the Class B Noteholders holding more than 50% of the Class B Principal Amount);

(t) a Servicer Event of Default shall have occurred and be continuing for a period of at least thirty (30) days without cure or waiver; or

(u) any amounts required to be transferred from the Series 2010-1 Pre-Funding Account to the Collection Account pursuant to Section 3.15(b) of this Series Supplement are not so transferred within two (2) Business Days of the date such transfer is required to be made.

In the case of

(i) any event described in clauses (a) through (n) and clause (u) above, an Amortization Event with respect to the Series 2010-1 Notes will immediately occur without any notice or other action on the part of the Trustee or any Series 2010-1 Noteholder or

(ii) any event described in clauses (o) through (t) above, either the Trustee may, by written notice to ZVF, the Required Noteholders with respect to the Class A Notes or the Required Noteholders with respect to the Class B Notes may, by written notice to ZVF and the Trustee declare that an Amortization Event with respect to the Series 2010-1 Notes has occurred as of the date of the notice.

An Amortization Event with respect to the Series 2010-1 Notes described in clauses (a) through (l), (n), (o) (with respect to any agreement, covenant or provision in the Series 2010-1 Notes, the Indenture, this Series Supplement or any other Related Document the amendment or modification of which requires the consent of Series 2010-1 Noteholders holding more than 50% of the Series 2010-1 Principal Amount or which otherwise prohibits ZVF from taking any action without the consent of Series 2010-1 Noteholders holding more than 50% of the Series 2010-1 Principal Amount), (q), (r) and (s) above may be waived solely with the written consent of Series 2010-1 Noteholders holding 100% of the Series 2010-1 Principal Amount in accordance with Section 9.4 of the Base Indenture. An Amortization Event with respect to the Series 2010-1 Notes described in clauses (m), (o) (other than with respect to any agreement, covenant or provision in the Series 2010-1 Notes, the Indenture, this Series Supplement or any other Related Document the amendment or modification of which requires the consent of Series 2010-1 Noteholders holding more than 50% of the Series 2010-1 Principal Amount or which otherwise prohibits ZVF from taking any action without the consent of Series 2010-1 Noteholders holding more than 50% of the Series 2010-1 Principal Amount), (p), (t) and (u) may be waived by the Required Noteholders with respect to the Series 2010-1 Notes in accordance with Section 9.4 of the Base Indenture.

Notwithstanding anything herein to the contrary, an Amortization Event with respect to the Series 2010-1 Notes described in clause (n) above shall be curable at any time.

Upon the occurrence of any Amortization Event, the Class B Noteholders shall have the right to purchase all, but not less than all, the Class A Notes (the “Class B Note Purchase Right”) for an amount equal to the sum of (a) Class A Principal Amount and (b) the aggregate accrued and unpaid Class A Monthly Interest and Class A Monthly Default Interest Amounts and (c) any other amounts owing to the Class A Noteholders by ZVF under the Indenture or the Class A Note Purchase Agreement, including any associated breakage costs (including Class A Commercial Paper discounts and interest scheduled to accrue through the maturity of such Class A Commercial Paper) calculated in accordance with the procedures outlined in Section 6.1(a) of this Series Supplement (the “Class A Note Purchase Price”), upon delivery of written notice (a “Note Purchase Notice”) to the Class A Administrative Agent and each Class A Noteholder. Upon receipt of a Note Purchase Notice, the Class A Administrative Agent shall calculate the Class A Note Purchase Price and provide written notice thereof to the Class B Noteholders by 12:00 noon (New York City time) on the second Business Day following its receipt of such notice. If the Class A Note Purchase Price has not been paid to the Class A Noteholders within five Business Days following delivery of a Note Purchase Notice with respect to an Amortization Event, the Class B Note Purchase Right shall terminate with respect to such Amortization Event.

ARTICLE V

FORM OF SERIES 2010-1 NOTES

Section 5.1. Issuance of Class A Notes. The Class A Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1 hereto, and will be sold to the Class A Noteholders pursuant to and in accordance with the Class A Note Purchase Agreement and shall be duly executed by ZVF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Class A Note Purchase Agreement, the Class A Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Class A Noteholders. The initial Class A Notes issued on the Series 2010-1 Closing Date shall bear an aggregate face amount equal to up to the Class A Maximum Principal Amount as of the Series 2010-1 Closing Date, and shall be initially issued in an aggregate principal amount equal to the Class A Initial Principal Amount. Additional Class A Notes (“Additional Class A Notes”) may be issued subsequent to the Series 2010-1 Closing Date in accordance with Section 2.1 hereof in connection with the addition of a Class A Additional Investor Group pursuant to Section 9.16 of the Class A Note Purchase Agreement. Additional Class A Notes shall bear a face amount equal to up to the Class A Maximum Investor Group Principal Amount with respect to the related Class A Additional Investor Group and shall initially be issued in a principal amount equal to the Class A Additional Investor Group Initial Principal Amount with respect to such Class A Additional Investor Group. Upon the issuance of any Additional Class A Notes Notes, the Class A Maximum Principal Account shall be increased by an amount equal to the Class A Maximum Investor Group Principal Amount with respect to the related Class A Additional Investor Group. The Trustee shall, or shall cause the Registrar, to record any Increases, Decreases or additional issuances with respect to the Class A Principal Amount such that the principal amount of the Class A Notes that are outstanding accurately reflects all such Increases, Decreases and additional issuances.

The Class A Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Class A Notes, as evidenced by their execution of the Class A Notes. The Class A Notes may be produced in any manner, all as determined by the officers executing such Class A Notes, as evidenced by their execution of such Class A Notes. The initial sale of the Class A Notes is limited to Persons who have executed the Class A Note Purchase Agreement. The sale of Additional Class A Notes shall be limited to Persons who become a party to the Class A Note Purchase Agreement in accordance with Section 9.16 thereof.

Section 5.2. Issuance of Class B Notes. The Class B Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-2 hereto, and will be sold to the Class B Noteholders pursuant to and in accordance with the Class B Note Purchase Agreement and shall be duly executed by ZVF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Class B Note Purchase Agreement, the Class B Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Class B Noteholders. The initial Class B Notes issued on the Series 2010-1 Closing Date shall bear an aggregate face amount equal to up to the Class B Maximum Principal Amount as of the Series 2010-1 Closing Date, and shall be initially issued in an aggregate principal amount equal to the Class B Initial Principal Amount.

The Class B Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Class B Notes, as evidenced by their execution of the Class B Notes. The Class B Notes may be produced in any manner, all as determined by the officers executing such Class B Notes, as evidenced by their execution of such Class B Notes. The initial sale of the Class B Notes is limited to Persons who have executed the Class B Note Purchase Agreement.

Section 5.3. Transfer of Series 2010-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2010-1 Note Purchase Agreements, the holder of any Series 2010-1 Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2010-1 Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5(a) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to ZVF and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit E hereto and a certificate substantially in the form of Exhibit I-1 or Exhibit I-2, as applicable; provided, that if the holder of any Series 2010-1 Note transfers, in whole or in part, its interest in any Series 2010-1 Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Class A Note Purchase Agreement or the Class B Note Purchase Agreement, as applicable, or (ii) in the case of the Class A Notes, an Investor Group Supplement substantially in the form of Exhibit C to the Class A Note Purchase Agreement, then in each case such Series 2010-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit E hereto upon transfer of its interest in such Series 2010-1 Note. In exchange for any Series 2010-1 Note of any Class properly presented for transfer, ZVF shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2010-1 Notes of the same Class for the same aggregate principal amount and of the same Class as was transferred. In the case of the transfer of any Series 2010-1 Note of any Class in part, ZVF shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2010-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2010-1 Note shall be made unless the request for such transfer is made by the Series 2010-1 Noteholder at such office. Neither ZVF nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2010-1 Notes, the Trustee shall recognize the Holders of such Series 2010-1 Note as Series 2010-1 Noteholders.

(b) Each Series 2010-1 Note shall bear the following legend:

THIS SERIES 2010-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF ZIPCAR VEHICLE FINANCING LLC, A SPECIAL PURPOSE LIMITED LIABILITY COMPANY ESTABLISHED UNDER THE LAWS OF DELAWARE (THE “COMPANY”), THAT SUCH SERIES 2010-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (D) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUBJECT TO THE RIGHT OF THE COMPANY, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (C), TO REQUIRE THE DELIVERY TO IT OF A PURCHASER’S LETTER IN THE FORM OF EXHIBIT E TO THE SERIES 2010-1 SUPPLEMENT CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND SUBJECT TO THE RIGHT OF THE COMPANY, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (D), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

ARTICLE VI

GENERAL

Section 6.1. Optional Redemption of the Series 2010-1 Notes. (a) The Class A Notes shall be subject to repurchase (in whole) by ZVF at its option, upon five (5) Business Days’ prior written notice to the Trustee (for forwarding promptly to the

Class A Noteholders), in accordance with Section 6.1 of the Base Indenture at any time. The repurchase price for any Class A Note (in each case, the “Class A Repurchase Amount”) shall equal the sum of (a) the aggregate outstanding principal balance of such Class A Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Section 6.1), plus (b) (i) with respect to the portion of such principal balance which was funded with Class A Commercial Paper issued at a discount, all accrued and unpaid discount on such Class A Commercial Paper from the issuance date(s) thereof to the date of purchase under this Section 6.1 and the aggregate discount to accrue on such Class A Commercial Paper from the date of purchase under this Section 6.1 to the maturity date of such Class A Commercial Paper, or (ii) with respect to the portion of such principal balance which was funded with Class A Commercial Paper that was not issued at a discount, all accrued and unpaid interest on such Class A Commercial Paper from the issuance date(s) thereof to the date of purchase under this Section 6.1 (and any breakage costs associated with the prepayment of such interest-bearing Class Commercial Paper), or (iii) with respect to the portion of such principal balance which was funded other than with Class A Commercial Paper, all accrued and unpaid interest on such principal balance through the date of purchase under this Section 6.1, plus (c) any other amounts then due and payable to the holders of such Class A Notes pursuant hereto and pursuant to the Class A Note Purchase Agreement.

(b) The Class B Notes shall be subject to repurchase (in whole) by ZVF at its option upon one (1) Business Days’ prior written notice to the Class B Noteholders, in accordance with Section 6.2 of the Base Indenture at any time if failure to repurchase the Class B Notes would result in an Amortization Event pursuant to clause (r) of Article IV of this Series Supplement so long as no other Amortization Event or Potential Amortization Event, in each case, with respect to the Series 2010-1 Notes, has occurred and is continuing or would result from such repayment. The repurchase price for any Class B Note (in each case, the “Class B Repurchase Amount”) shall equal the sum of (a) the aggregate outstanding principal balance of such Class B Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Section 6.1), plus (b) all accrued and unpaid interest on such principal balance through the date of purchase under this Section 6.1, plus (c) any other amounts then due and payable to the holders of such Class B Notes pursuant hereto and pursuant to the Class B Note Purchase Agreement.

Section 6.2. Information. (a) On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed to by the Trustee), ZVF shall cause the Administrator to furnish to the Trustee a Monthly Noteholders’ Statement with respect to the Series 2010-1 Notes, in a Microsoft Excel electronic file (or similar electronic file) substantially in the form of Exhibit F hereto setting forth, inter alia, the following information:

(i) the total amount available to be distributed to Series 2010-1 Noteholders on such Payment Date;

(ii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2010-1 Notes;

(iii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2010-1 Notes;

(iv) the Series 2010-1 Invested Percentage with respect to Interest Collections and with respect to Principal Collections for the period from and including the second Determination Date preceding such Payment Date to but excluding the Determination Date immediately preceding such Payment Date;

(v) the Series 2010-1 Enhancement Amount, the Series 2010-1 Adjusted Enhancement Amount, the Series 2010-1 Liquidity Amount, the Series 2010-1 Adjusted Liquidity Amount, in each case, as of the close of business on the last day of the Related Month;

(vi) whether, to the knowledge of the Administrator, any Lien exists on any of the Collateral (other than Permitted Liens);

(vii) whether, to the knowledge of the Administrator, any Operating Lease Event of Default has occurred;

(viii) whether, to the knowledge of the Administrator, any Amortization Event or Potential Amortization Event with respect to the Series 2010-1 Notes has occurred;

(ix) the Aggregate Asset Amount and the amount of the Aggregate Asset Amount Deficiency, if any, as of the close of business on the last day of the Related Month;

(x) the Non-Eligible Manufacturer Amount as of the close of business on the last day of the Related Month;

(xi) the Class A Non-Investment Grade Enhancement Percentage, the Class B Non-Investment Grade Enhancement Percentage, the Class A Investment Grade Enhancement Percentage, the Class B Investment Grade Enhancement Percentage, the Non-Investment Grade Vehicle Percentage, the Investment Grade Vehicle Percentage, the Class A New ZVF Vehicle Market Value Adjustment Amount, the Class A Required Enhancement Amount, the Class B Required Enhancement Amount, as of the close of business on the last day of the Related Month and the Class A Standard ZVF Vehicle Market Value Average, Class B Adjusted Market Value Average, Class B FMV Allowance, Class A New ZVF Vehicle Market Value Adjustment Amount, Measurement Month Average, Fleet Market Value, Class B Adjusted Fleet Market Value and all calculations related thereto;

(xii) the BMW/Mini Amount, the Daimler/Smart Amount, the Fiat/Alfa Romeo Amount, the Ford Amount, the Honda/Acura Amount, the Hyundai/Kia

Amount, the Mazda Amount, the Nissan/Infiniti Amount, the Subaru Amount, the Toyota/Scion/Lexus Amount, the Volkswagen Amount and the Volvo Amount as of the close of business on the last day of the Related Month;

(xiii) the Series 2010-1 Required Incremental Enhancement Amount, if any, as of the close of business on the last day of the Related Month;

(xiv) the Series 2010-1 Required Liquidity Amount, if any, as of the close of business on the last day of the Related Month, and whether a Series 2010-1 Liquidity Deficiency with respect to any Class of Series 2010-1 Notes existed and the amount thereof, in each case, as of the close of business on the last day of the Related Month;

(xv) the Class A Required Enhancement Amount, the Class A Required Enhancement Percentage, the Class B Required Enhancement Amount, the Class B Required Enhancement Percentage, the Series 2010-1 Required Enhancement Amount as of the close of business on the last day of the Related Month, and whether a Series 2010-1 Enhancement Deficiency existed and the amount thereof, in each case, as of the close of business on the last day of the Related Month;

(xvi) the Class A Required Asset Amount, the Class A Required Asset Percentage, the Class A Required Overcollateralization Amount, the Series 2010-1 Required Overcollateralization Amount, the Series 2010-1 Overcollateralization Amount and the Series 2010-1 Required Asset Amount, in each case, as of the close of business on the last day of the Related Month;

(xvii) the Series 2010-1 Required Reserve Account Amount and the Series 2010-1 Available Reserve Account Amount, in each case, as of the close of business on the last day of the Related Month;

(xviii) the Manufacturer Vehicle Amount of each Manufacturer not listed in clause (xii) above and the rating of each Manufacturer of ZVF Vehicles, with respect to each Manufacturer, as of the close of business on the last day of the Related Month;

(xix) the Series 2010-1 Letter of Credit Liquidity Amount, the Series 2010-1 Demand Note Payment Amount and the Series 2010-1 Letter of Credit Amount, in each case, as of the close of business on the last day of the Related Month; and

(xx) the Series 2010-1 Principal Amount, the Series 2010-1 Adjusted Principal Amount, the Class A Principal Amount, the Class A Adjusted Principal Amount, the Class A Outstanding Principal Amount, the Class B Principal Amount, the Class B Outstanding Principal Amount and the Class B Adjusted Principal Amount, in each case, as of such Payment Date.

The Trustee shall provide to the Series 2010-1 Noteholders, or their designated agent, and each Interest Rate Cap Provider copies of each Monthly Noteholders’ Statement, which may be transmitted by electronic mail at the option of the Trustee.

Section 6.3. Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1:	Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A
Exhibit A-2:	Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B
Exhibit B:	Form of Series 2010-1 Letter of Credit
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D:	Form of Series 2010-1 Letter of Credit Reduction Notice
Exhibit E:	Form of Purchaser’s Letter
Exhibit F:	Form of Monthly Noteholders’ Statement
Exhibdit G-1:	Form of Demand Notice
Exhibit G-2:	Form of Series 2010-1 Demand Note
Exhibit H:	Form of Estimated Interest Adjustment Notice
Exhibit I-1:	Form of Transferee Certificate for Transfers of Class A Notes
Exhibit I-2:	Form of Transferee Certificate for Transfers of Class B Notes

Section 6.4. Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 6.5. [RESERVED].

Section 6.6. Third Party Beneficiary. The Class A Administrative Agent is an express third party beneficiary of (i) the Base Indenture and (ii) this Series Supplement.

Section 6.7. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6.8. Governing Law. This Series Supplement and all matters arising out of or relating thereto in any way whatsoever (whether in contract, tort or otherwise) shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 6.9. Amendments. This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture, provided that if, pursuant to the terms of the Base Indenture or this Series Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Series Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Required Noteholders with respect to the Series 2010-1 Notes; provided, further, that, if the consent of the Required Noteholders with respect to the Series 2010-1 Notes is required for a proposed amendment or modification of this Series Supplement that does not affect in any material respect one Class of the Series 2010-1 Notes (as evidenced by an Officer’s Certificate to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Required Noteholders with respect to the Class of Notes affected by such amendment or modification (without the necessity of obtaining the consent of the Required Noteholders with respect to the Class of the Series 2010-1 Notes not affected by such amendment or modification); provided, further, that, any amendment or other modification to this Series Supplement or any of the Related Documents that would extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on the Series 2010-1 Notes (or reduce the principal amount of or rate of interest on the Series 2010-1 Notes), alter any provisions (including any relevant definitions) relating to the pro rata treatment of payments to the Series 2010-1 Noteholders, the Conduit Investors and the Committed Note Purchasers, amend or modify this Section 6.9 or otherwise amend or modify any provision relating to the amendment or modification of this Series Supplement, or, pursuant to the Related Documents, would require the consent of 100% of the Series 2010-1 Noteholders or each Series 2010-1 Noteholder affected by such amendment or modification, shall require the prior written consent of each Conduit Investor, each Committed Note Purchaser and each Class B Noteholder or each Conduit Investor, each Committed Note Purchaser and each Class B Noteholder affected thereby, as applicable.

Section 6.10. Covenant Regarding Affiliate Issuers. ZVF shall not issue or sell Notes of any Series of Notes to an Affiliate Issuer unless, in connection with such issuance or sale, such Affiliate Issuer has assigned all voting, consent and control rights associated with such Notes to Persons that are not Affiliates of ZVF.

Section 6.11. Covenant Regarding Maintenance of Class A Principal Amount and Class B Principal Amount Ratio. For so long as the Class B Noteholder Commitment Amount is greater than zero, on each day during the Series 2010-1 Revolving Period, ZVF shall ensure that the Class B Principal Amount (after giving effect to any Increases or Decreases on such day) on such day is equal to the product of (a) the Class A Principal Amount (after giving effect to any Increases or Decreases on such day) on such day and (b) 40%.

Section 6.12. Annual Security Interest Opinions. On or before June 30 of each calendar year, commencing with June 30, 2011, ZVF shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Series Supplement and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by this Series Supplement in the Series 2010-1 Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Series Supplement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Series Supplement in the Series 2010-1 Collateral until June 30 in the following calendar year.

Section 6.13. Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2010-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2010-1 Notes which have been replaced or paid) to the Trustee for cancellation, (ii) ZVF has paid all sums payable hereunder and (iii) the Series 2010-1 Demand Note Payment Amount is equal to zero or the Series 2010-1 Letter of Credit Liquidity Amount is equal to zero.

Section 6.14. Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, so long as this Series Supplement shall be in effect in accordance with Section 6.12 of this Series Supplement, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture shall be effective as to the Series 2010-1 Notes without the consent of the Required Noteholders with respect to the Series 2010-1 Notes.

Section 6.15. Replacement Notes. Notwithstanding anything in the Base Indenture to the contrary, in the case of any destroyed, lost or stolen Series 2010-1 Note, if an indemnity required pursuant to Section 2.10 of the Base Indenture is made by a financial institution which has both (i) a long-term unsecured debt rating of at least “Baa3” from Moody’s and (ii) a long-term unsecured debt rating of at least “BBB-” from Standard & Poor’s, the Trustee hereby agrees that a written indemnity from such financial institution shall be sufficient for purposes of satisfying clause (ii) of the first sentence of Section 2.10(a) of the Base Indenture.

Section 6.16. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act Deutsche Bank Trust Company Americas, like all financial institutions and in order to help fight the funding of terrorism and money laundering, are required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account. The parties to this Series Supplement agree that they will provide Deutsche Bank Trust Company Americas with such information as it may request in order for Deutsche Bank Trust Company Americas to satisfy the requirements of the USA Patriot Act.

Section 6.17. Trustee Protections. In acting under and by virtue of this Series Supplement, the Trustee shall have all of the rights, protections and immunities granted to it under the Base Indenture.

Section 6.18. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, ZVF and the Trustee have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC

By:		/s/ Scott W. Griffith
	Name:	Scott W. Griffith
	Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee,

By:		/s/ Irene Siegel
	Name:	Irene Siegel
	Title:	Vice President

By:		/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Associate

EXHIBIT A-1

TO

SERIES 2010-1 SUPPLEMENT

FORM OF SERIES 2010-1 VARIABLE FUNDING

CAR SHARING ASSET BACKED NOTE, CLASS A

SERIES 2010-1 VARIABLE FUNDING CAR SHARING ASSET BACKED NOTE, CLASS A

REGISTERED	$[]

No. R- [ ]

SEE REVERSE FOR CERTAIN CONDITIONS

THIS SERIES 2010-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF ZIPCAR VEHICLE FINANCING LLC, A SPECIAL PURPOSE LIMITED LIABILITY COMPANY ESTABLISHED UNDER THE LAWS OF DELAWARE (THE “COMPANY”), THAT SUCH CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (D) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUBJECT TO THE RIGHT OF THE COMPANY, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (C), TO REQUIRE THE DELIVERY TO IT OF A PURCHASER’S LETTER IN THE FORM OF EXHIBIT E TO THE SERIES 2010-1 SUPPLEMENT CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND SUBJECT TO THE RIGHT OF THE COMPANY, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (D), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

ZIPCAR VEHICLE FINANCING LLC

SERIES 2010-1 VARIABLE FUNDING CAR SHARING ASSET BACKED NOTE, CLASS A

Zipcar Vehicle Financing LLC, a special purpose limited liability company established under the laws of Delaware (herein referenced as the “Company”), for value received, hereby promises to pay to [            ], as funding agent for [            ], as a Committed Note Purchaser, [and [            ], as a Conduit Investor], or its registered assigns, the aggregate principal sum of [ ] ($[]) or, if less, the aggregate unpaid principal amount shown on the schedule attached hereto (and any continuation thereof), which amount shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Legal Final Payment Date. The Company will pay interest on the principal of this Class A Note at the Class A Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class A Note is paid or made available for payment, to the extent funds are available from (x) Interest Collections allocable to the Class A Note processed from but not including the preceding Payment Date through and including the succeeding Payment Date or (y) the Series 2010-1 Reserve Account or any Series 2010-1 Letter of Credit or Series 2010-1 Cash Collateral Account, in each case, pursuant to the terms of the Series 2010-1 Supplement. Pursuant to Sections 2.1 and 2.2 of the Series 2010-1 Supplement and Sections 2.02 and 2.03 of the Class A Note Purchase Agreement, the principal amount of this Class A Note shall be subject to Increases and Decreases on any Business Day during the Series 2010-1 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. During the Series 2010-1 Revolving Period, this Class A Note is subject to mandatory prepayment, to the extent funds have been allocated to the Series 2010-1 Excess Collection Account and are available therefor, in accordance with Section 2.2(a) of the Series 2010-1 Supplement. Beginning on the first Payment Date following the occurrence of a Series 2010-1 Amortization Event, subject to cure in accordance with the Series 2010-1 Supplement, the principal of this Class A Note shall be paid in installments on each subsequent Payment Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Except as otherwise provided in the Indenture, payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, Zipcar, Inc. or any affiliate of Zipcar, Inc. other than the Company.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Deutsche Bank Trust Company Americas, 60 Wall Street, 26th Floor, Mail Stop NYC60-2606, New York, NY 10005, Attention: Alternative and Structured Finance Services.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: May __, 2010

ZIPCAR VEHICLE FINANCING LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is a Series 2010-1 Note, a series issued under the within-mentioned Indenture.

Dated: May __, 2010

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

REVERSE OF CLASS A NOTE

This Class A Note is one of a duly authorized issue of Notes of the Company, designated as its Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A (herein called the “Class A Note”), issued under (i) the Base Indenture, dated as of May 24, 2010 (such Base Indenture, as amended, supplemented or modified from time to time in accordance with its terms, is herein referred to as the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2010-1 Supplement, dated as of May 24, 2010 (such Series 2010-1 Supplement, as amended, supplemented or modified from time to time in accordance with its terms, is herein referred to as the “Series 2010-1 Supplement”), among the Company, the Trustee and Deutsche Bank Trust Company Americas, as securities intermediary. The Base Indenture as supplemented by the Series 2010-1 Supplement is referred to herein as the “Indenture”. Except as set forth in the Series 2010-1 Supplement, the Class A Note is subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A Note is and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 2010.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Legal Final Payment Date, in accordance with Section 3.5(c) of the Series 2010-1 Supplement. Notwithstanding the foregoing, the principal amount of this Class A Note shall be subject to Increases and Decreases on any Business Day during the Series 2010-1 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. The Class A Note is subject to mandatory prepayment, to the extent funds have been allocated to the Series 2010-1 Excess Collection Account and are available therefor, in certain circumstances, in accordance with the Indenture, and if an Amortization Event with respect to the Series 2010-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class A Note may be paid earlier, as described in the Indenture. All principal payments of the Class A Note shall be made to the Class A Noteholders.

Payments of interest on this Class A Note are due and payable on each Payment Date or such other date as may be specified in the Series 2010-1 Supplement, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Class A Note, shall be made by wire transfer to the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Class A Note (or one or more predecessor Class A Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

Subject to the terms of the Indenture and the Class A Note Purchase Agreement, the holder of any Class A Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Class A Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5(a) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit E to the Series 2010-1 Supplement. In exchange for any Class A Note properly presented for transfer, the Company shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Class A Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Class A Note in part, the Company shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Class A Notes for the aggregate principal amount that was not transferred. No transfer of any Class A Note shall be made unless the request for such transfer is made by each Class A Noteholder at such office. Upon the issuance of transferred Class A Notes, the Trustee shall recognize the Holders of such Class A Note as Class A Noteholders.

In addition, as set forth in the Indenture, upon the occurrence of an Amortization Event, the Holders of the Class B Notes shall have the right to purchase all, but not less than all, the Class A Notes for an amount equal to the sum of (a) the Class A Principal Amount and (b) the aggregate accrued and unpaid Class A Monthly Interest and Class A Monthly Default Interest Amounts and (c) any other amounts owing to the Class A Noteholders by the Company under the Indenture or the Class A Note Purchase Agreement.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Company on the Class A Note or under the Indenture or any certificate or other writing delivered in connection therewith, against the Trustee in its individual capacity, or against any stockholder, member, employee, officer, director or incorporator of the Company; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company constituting Collateral for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, to the extent provided for in the Indenture.

Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not, for a period of one year and one day following payment in full of the Class A Notes and each Class of each other Series of Indenture Notes issued under the Base Indenture, institute against the Company, or join with any other Person in instituting against the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Indenture Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and each Class A Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Class A Note will evidence indebtedness secured by the Collateral. Each Class A Noteholder, by the acceptance of this Class A Note, agrees to treat this Class A Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Class A Notes under the Indenture at any time by the Company with the consent of the Required Noteholders with respect to the Series 2010-1 Notes. The Indenture also contains provisions permitting the Holders of Series 2010-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 2010-1 Notes or specified Class thereof, on behalf of the Holders of all the Series 2010-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2010-1 Notes. To the extent set forth in the Indenture, any amendment or other modification to the Series 2010-1 Supplement or any of the Related Documents that would extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on the Class A Notes (or reduce the principal amount of or rate of interest on the Class A Notes), alter any provisions (including, without limitation, any relevant definitions) relating to the pro rata treatment of payments to the Series 2010-1 Noteholders, the Conduit Investors and the Committed Note Purchasers, amend or modify Section 6.9 of the Series 2010-1 Supplement or otherwise amend or modify any provision relating to the amendment or modification of the Series 2010-1 Supplement, or, pursuant to the Related Documents, would require the consent of 100% of the Series 2010-1 Noteholders or each Series 2010-1 Noteholder affected by such amendment or modification, shall require the prior written consent of each Conduit Investor and Committed Note Purchaser or each Conduit Investor and each Committed Note Purchaser affected thereby, as applicable. Any such consent or waiver by the Holder of this Class A Note (or any one or more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2010-1 Notes issued thereunder.

Upon the occurrence of certain Amortization Events with respect to the Series 2010-1 Notes, Holders of Class B Notes will have the ability to exercise the resultant remedies under the Indenture without the consent of any Class A Noteholder, as set forth in the Series 2010 Supplement.

The term “Company” as used in this Class A Note includes any successor to the Company under the Indenture.

The Class A Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes; provided, that, notwithstanding anything to the contrary herein or in the Indenture, the Class A Noteholders shall not have recourse to any Series-Specific Collateral.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Class A Note Rate	Interest Period (if applicable)	Notation Made By

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _

[1]

Signature Guaranteed:

Name:
Title:

[1]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-2

TO

SERIES 2010-1 SUPPLEMENT

FORM OF SERIES 2010-1 VARIABLE FUNDING

CAR SHARING ASSET BACKED NOTE, CLASS B

SERIES 2010-1 VARIABLE FUNDING CAR SHARING ASSET BACKED NOTE,

CLASS B

REGISTERED	$[]

No. R- [ ]

SEE REVERSE FOR CERTAIN CONDITIONS

THIS SERIES 2010-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF ZIPCAR VEHICLE FINANCING LLC, A SPECIAL PURPOSE LIMITED LIABILITY COMPANY ESTABLISHED UNDER THE LAWS OF DELAWARE (THE “COMPANY”), THAT SUCH CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (D) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUBJECT TO THE RIGHT OF THE COMPANY, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (C), TO REQUIRE THE DELIVERY TO IT OF A PURCHASER’S LETTER IN THE FORM OF EXHIBIT E TO THE SERIES 2010-1 SUPPLEMENT CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND SUBJECT TO THE RIGHT OF THE COMPANY, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (D), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

ZIPCAR VEHICLE FINANCING LLC

SERIES 2010-1 VARIABLE FUNDING CAR SHARING ASSET BACKED NOTE, CLASS B

Zipcar Vehicle Financing LLC, a special purpose limited liability company established under the laws of Delaware, (herein referenced as the “Company”), for value received, hereby promises to pay to [            ], as a Class B Noteholder, or its registered assigns, the aggregate principal sum of [ ] ($[]) or, if less, the aggregate unpaid principal amount shown on the schedule attached hereto (and any continuation thereof), which amount shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Legal Final Payment Date. The Company will pay interest on the principal of this Class B Note at the Class B Note Rate. Such interest shall be payable on each Payment Date until the principal of this Class B Note is paid or made available for payment, to the extent funds are available from (x) Interest Collections allocable to the Class B Note processed from but not including the preceding Payment Date through and including the succeeding Payment Date or (y) the Series 2010-1 Reserve Account or any Series 2010-1 Letter of Credit or Series 2010-1 Cash Collateral Account, in each case pursuant to the terms of the Series 2010-1 Supplement. Pursuant to Sections 2.1 and 2.2 of the Series 2010-1 Supplement and Sections 2.02 and 2.03 of the Class B Note Purchase Agreement, the principal amount of this Class B Note shall be subject to Increases and Decreases on any Business Day during the Series 2010-1 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. During the Series 2010-1 Revolving Period, this Class B Note is subject to mandatory prepayment, to the extent funds have been allocated to the Series 2010-1 Excess Collection Account and are available therefor, in accordance with Section 2.2(a) of the Series 2010-1 Supplement. Beginning on the first Payment Date following the occurrence of a Series 2010-1 Amortization Event, subject to cure in accordance with the Series 2010-1 Supplement, the principal of this Class B Note shall be paid in installments on each subsequent Payment Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Except as otherwise provided in the Indenture, payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note. This Class B Note does not represent an interest in, or an obligation of, Zipcar, Inc. or any affiliate of Zipcar, Inc. other than the Company.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Deutsche Bank Trust Company Americas, 60 Wall Street, 26th Floor, Mail Stop NYC60-2606, New York, NY 10005, Attention: Alternative and Structured Finance Services.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated: May __, 2010

ZIPCAR VEHICLE FINANCING LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is a Series 2010-1 Note, a series issued under the within-mentioned Indenture.

Dated: May __, 2010

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

REVERSE OF CLASS B NOTE

This Class B Note is one of a duly authorized issue of Notes of the Company, designated as its Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B (herein called the “Class B Note”), issued under (i) the Base Indenture, dated as of May 24, 2010 (such Base Indenture, as amended, supplemented or modified from time to time in accordance with its terms, is herein referred to as the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2010-1 Supplement, dated as of May 24, 2010 (such Series 2010-1 Supplement, as amended, supplemented or modified from time to time in accordance with its terms, is herein referred to as the “Series 2010-1 Supplement”), among the Company, the Trustee and Deutsche Bank Trust Company Americas, as securities intermediary. The Base Indenture as supplemented by the Series 2010-1 Supplement is referred to herein as the “Indenture”. Except as set forth in the Series 2010-1 Supplement, the Class B Note is subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class B Note is and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

“Payment Date” means the 25th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 25, 2010.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Legal Final Payment Date, in accordance with Section 3.5(c) of the Series 2010-1 Supplement. Notwithstanding the foregoing, the principal amount of this Class B Note shall be subject to Increases and Decreases on any Business Day during the Series 2010-1 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. The Class B Note is subject to mandatory prepayment, to the extent funds have been allocated to the Series 2010-1 Excess Collection Account and are available therefor, in certain circumstances, in accordance with the Indenture, and if an Amortization Event with respect to the Series 2010-1 Notes shall have occurred and be continuing then, in certain circumstances, principal of the Class B Note may be paid earlier, as described in the Indenture.

All principal payments of the Class B Note shall be made to the Class B Noteholders.

Payments of interest on this Class B Note are due and payable on each Payment Date or such other date as may be specified in the Series 2010-1 Supplement, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Class B Note, shall be made by wire transfer to the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Class B Note (or one or more predecessor Class B Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

The Class B Notes are subordinate to the Class A Notes to the extent, and as set forth in the Indenture. Accordingly, subject to the exceptions set forth in Section 3.14 of the Series 2010-1 Supplement, (i) no payments on account of principal shall be made with respect to the Class B Notes until the Class A Notes have been paid in full, (ii) no payments on account of interest shall be made with respect to the Class B Notes until all payment of interest (other than default interest) then due and payable with respect to the Class A Notes have been paid in full and (iii) all losses experienced in the Collateral supporting the Series 2010-1 Notes will be borne by the Class B Notes first, and then by the Class A Notes, after any available enhancement has been exhausted.

Subject to the terms of the Indenture and the Class B Note Purchase Agreement, the holder of any Class B Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Class B Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5(a) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit E to the Series 2010-1 Supplement. In exchange for any Class B Note properly presented for transfer, the Company shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Class B Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Class B Note in part, the Company shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Class B Notes for the aggregate principal amount that was not transferred. No transfer of any Class B Note shall be made unless the request for such transfer is made by each Class B Noteholder at such office. Upon the issuance of transferred Class B Notes, the Trustee shall recognize the Holders of such Class B Note as Class B Noteholders.

Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Company on the Class B Note or under the Indenture or any certificate or other writing delivered in connection therewith, against the Trustee in its individual capacity, or against any stockholder, member, employee, officer, director or incorporator of the Company; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company constituting Collateral for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, to the extent provided for in the Indenture.

Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will not, for a period of one year and one day following payment in full of the Class B Notes and each other Class or Series of Indenture Notes issued under the Base Indenture, institute against the Company, or join with any other Person in instituting against the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Indenture Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and each Class B Noteholder that, for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income, the Class B Note will evidence indebtedness secured by the Collateral. Each Class B Noteholder, by the acceptance of this Class B Note, agrees to treat this Class B Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Class B Notes under the Indenture at any time by the Company with the consent of the Required Noteholders with respect to the Series 2010-1 Notes. The Indenture also contains provisions permitting the Holders of Series 2010-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 2010-1 Notes or specified Class thereof, on behalf of the Holders of all the Series 2010-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to the Series 2010-1 Notes. To the extent set forth in the Indenture, any amendment or other modification to the Series 2010-1 Supplement or any of the Related Documents that would extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on the Class B Notes (or reduce the principal amount of or rate of interest on the Class B Notes), alter any provisions (including, without limitation, any relevant definitions) relating to the pro rata treatment of payments to the Class B Noteholders, amend or modify Section 6.9 of the 2010-1 Series Supplement or otherwise amend or modify any provision relating to the amendment or modification of the 2010-1 Series Supplement, or, pursuant to the Related Documents, would require the consent of 100% of the Class B Noteholders or each Class B Noteholder affected by such amendment or modification, shall require the prior written consent of each Class B Noteholder affected thereby, as applicable. Any such consent or waiver by the Holder of this Class B Note (or any one or more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Company and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Class B Notes issued thereunder.

Upon the occurrence of certain Amortization Events with respect to the Series 2010-1 Notes, Holders of Class B Notes will have the ability to exercise the resultant remedies under the Indenture without the consent of any Class A Noteholder, as set forth in the Series 2010 Supplement.

The term “Company” as used in this Class B Note includes any successor to the Company under the Indenture.

The Class B Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes; provided, that, notwithstanding anything to the contrary herein or in the Indenture, the Class B Noteholders shall not have recourse to any Series-Specific Collateral.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Class B Note Rate	Interest Period (if applicable)	Notation Made By

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________________________________________________

(name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________

____________________________________[2]

Signature Guaranteed:

____________________________________
Name:
Title:

[2]

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B

TO

SERIES 2010-1 SUPPLEMENT

FORM OF SERIES 2010-1 LETTER OF CREDIT

FORM OF SERIES 2010-1 LETTER OF CREDIT

NO. [ ]

[        ] [    ], 2010

Beneficiary:

Deutsche Bank Trust Company Americas

as Trustee

under the Series 2010-1 Supplement

referred to below

60 Wall Street, 26th Floor, Mail Stop NYC60-2606

New York, NY 10005

Attention: Alternative and Structured Finance Services

Dear Sir or Madam:

The undersigned (“[                                 ]” or the “Issuing Bank”) hereby establishes, at the request and for the account of Zipcar, Inc., a Delaware corporation (“Zipcar”), pursuant to [                    ] (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2010-1 Letter of Credit Agreement”), between Zipcar, the Issuing Bank, [certain affiliates of Zipcar and the several banks and financial institutions party thereto from time to time,] in Beneficiary’s favor on Beneficiary’s behalf as Trustee under the Series 2010-1 Supplement, dated as of May 24, 2010 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms, the “Series 2010-1 Supplement”), between Zipcar Vehicle Financing LLC, a Delaware limited liability company (“ZVF”), as issuer, and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”) and securities intermediary, to the Base Indenture, dated as of May 24, 2010 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms, the “Base Indenture”) between ZVF, as issuer, and the Trustee, in respect of Credit Demands (as defined below), Unpaid Demand Note Demands (as defined below), Preference Payment Demands (as defined below) and Termination Demands (as defined below) this Irrevocable Letter of Credit No. P- [                    ] in the amount of [        ] ($[        ]) (such amount, as the same may be reduced, increased (to an amount not exceeding $[ ]) or reinstated as provided herein, being the “Letter of Credit Amount”), effective immediately and expiring at 4:00 p.m. (New York time) at our [    ] office located at [                    ] (such office or any other office which may be designated by the Issuing Bank by written notice delivered to Beneficiary, being the “Issuing Bank’s Office”) on [    ] (or, if such date is not a Business Day (as defined below), the immediately succeeding Business Day) (the “Series 2010-1 Letter of Credit Expiration Date”). The term “Beneficiary” as used herein (and in each Annex hereto) refers to the Trustee, as such term is defined in the Base Indenture. Terms used herein and not defined herein shall have the meaning set forth in (i) the Base Indenture and (ii) if not defined in the Base Indenture, the Series 2010-1 Supplement.

1

The Issuing Bank irrevocably authorizes Beneficiary to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by one or more of the Trustee’s drafts, each drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate signed by the Trustee in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day, (2) in one or more drawings by one or more of the Trustee’s drafts, drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day, and accompanied by the Trustee’s written and completed certificate signed by it in substantially the form of Annex B attached hereto (any such draft accompanied by such certificate being an “Unpaid Demand Note Demand”), an amount equal to the face amount of such draft but not exceeding the Letter of Credit Amount as in effect on such Business Day, (3) in one or more drawings by one or more of the Trustee’s drafts, drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day, and accompanied by the Trustee’s written and completed certificate signed by it in substantially the form of Annex C attached hereto (any such draft accompanied by such certificate being a “Preference Payment Demand”), an amount equal to the face amount of such draft but not exceeding the Letter of Credit Amount as in effect on such Business Day and (4) in one or more drawings by one or more of the Trustee’s drafts, drawn on the Issuing Bank at the Issuing Bank’s Office, payable at sight on a Business Day, and accompanied by the Trustee’s written and completed certificate signed by it in substantially the form of Annex D attached hereto (any such draft accompanied by such certificate being a “Termination Demand”), an amount equal to the face amount of such draft but not exceeding the Letter of Credit Amount as in effect on such Business Day. Any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand may be delivered by facsimile transmission. The Trustee shall deliver the original executed counterpart of such Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand, as the case may be, to the Issuing Bank by means of overnight courier. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to close in New York City, New York. Upon the Issuing Bank honoring any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand. In addition to the foregoing reduction, (i) upon the Issuing Bank honoring any Termination Demand in respect of the entire Letter of Credit Amount presented to it hereunder, the amount available to be drawn under this Letter of Credit Amount shall automatically be reduced to zero and this Series 2010-1 Letter of Credit shall be terminated and (ii) no amount decreased on the honoring of any Preference Payment Demand or Termination Demand shall be reinstated.

2

The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Issuing Bank is reimbursed by Zipcar (or by ZVF under Section 3.2(c)(i) of the Series 2010-1 Supplement) for any amount drawn hereunder as a Credit Demand or an Unpaid Demand Note Demand and (ii) the Issuing Bank receives written notice from Zipcar in substantially the form of Annex E attached hereto that no Event of Bankruptcy (as defined in the Base Indenture) with respect to Zipcar has occurred and is continuing; provided, however, that the Letter of Credit Amount shall, in no event, be reinstated to an amount in excess of the then current Letter of Credit Amount (without giving effect to any reduction to the Letter of Credit Amount that resulted from such Credit Demand or Unpaid Demand Note Demand).

The Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from the Trustee to the Issuing Bank in substantially the form of Annex G attached hereto that is acknowledged and agreed to in writing by the Issuing Bank. The Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Trustee of written notice from the Issuing Bank in substantially the form of Annex H attached hereto certifying that the Letter of Credit Amount has been increased and setting forth the amount of such increase, which increase shall not result in the Letter of Credit Amount exceeding an amount equal to [        ]($[        ]).

Each Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand and Termination Demand shall be dated the date of its presentation, and shall be presented to the Issuing Bank at the Issuing Bank’s Office, Attention: [                    ]. If the Issuing Bank receives any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 2010-1 Letter of Credit, not later than 12:00 p.m. (New York City time) on a Business Day prior to the termination hereof, the Issuing Bank will make such funds available by 4:00 p.m. (New York City time) on the same day in accordance with Beneficiary’s payment instructions. If the Issuing Bank receives any Credit Demand, Unpaid Demand Note Demand, Preference Payment Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 2010-1 Letter of Credit, after 12:00 p.m. (New York City time) on a Business Day prior to the termination hereof, the Issuing Bank will make the funds available by 4:00 p.m. (New York City time) on the next succeeding Business Day in accordance with Beneficiary’s payment instructions. If Beneficiary so requests to the Issuing Bank, payment under this Series 2010-1 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to Beneficiary’s account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account. All payments made by the Issuing Bank under this Series 2010-1 Letter of Credit shall be made with the Issuing Bank’s own funds.

3

In the event that there is more than one drawing request on the same Business Day, the drawing requests shall be honored in the following order: (1) the Credit Demands, (2) the Unpaid Demand Note Demands, (3) the Preference Payment Demands and (4) the Termination Demand.

Upon the earliest of (i) the date on which the Issuing Bank honors a Preference Payment Demand or Termination Demand presented hereunder to the extent of the Letter of Credit Amount as in effect on such date, (ii) the date on which the Issuing Bank receives written notice from Beneficiary that an alternate letter of credit or other credit facility has been substituted for this Series 2010-1 Letter of Credit and (iii) the Series 2010-1 Letter of Credit Expiration Date, this Series 2010-1 Letter of Credit shall automatically terminate and Beneficiary shall surrender this Series 2010-1 Letter of Credit to the undersigned Issuing Bank on such day.

This Series 2010-1 Letter of Credit is transferable in its entirety to any transferee(s) who Beneficiary certifies to the Issuing Bank has succeeded Beneficiary as Trustee under the Base Indenture and the Series 2010-1 Supplement, and may be successively transferred. Transfer of this Series 2010-1 Letter of Credit to such transferee shall be effected by the presentation to the Issuing Bank of this Series 2010-1 Letter of Credit accompanied by a certificate in substantially the form of Annex F attached hereto. Upon such presentation the Issuing Bank shall forthwith transfer this Series 2010-1 Letter of Credit to (or to the order of) the transferee or, if so requested by Beneficiary’s transferee, issue a letter of credit to (or to the order of) Beneficiary’s transferee with provisions therein consistent with this Series 2010-1 Letter of Credit.

This Series 2010-1 Letter of Credit sets forth in full the undertaking of the Issuing Bank, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

This Series 2010-1 Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 2007 Revision, ICC Publication No. 600 (the “Uniform Customs”), which is incorporated into the text of this Series 2010-1 Letter of Credit by reference, and shall be governed by the laws of the State of New York, including, as to matters not covered by the Uniform Customs, the Uniform Commercial Code as in effect in the State of New York; provided that (x) if an interruption of business (as described in such Article 17) exists at the Issuing Bank’s Office, the Issuing Bank agrees to (i) promptly notify the Trustee of an alternative location in which to send any communications with respect to this Series 2010-1 Letter of Credit or (ii) to effect payment under this Series 2010-1 Letter of Credit if a drawing which otherwise conforms to the terms and conditions of this Series 2010-1 Letter of Credit is made prior to the earlier of (A) the thirtieth day after the resumption of business and (B) the Series 2010-1 Letter of Credit Expiration Date and (y) Article 41 of the Uniform Customs shall not apply to this Series 2010-1 Letter of Credit as drawings hereunder shall not be deemed to be installments for purposes thereof.

4

Communications with respect to this Series 2010-1 Letter of Credit shall be in writing and shall be addressed to the Issuing Bank at the Issuing Bank’s Office, specifically referring to the number of this Series 2010-1 Letter of Credit.

Very truly yours,

[ ]

By:
Name:
Title:

By:
Name:
Title:

5

ANNEX A

CERTIFICATE OF CREDIT DEMAND

[Issuing Bank’s Address]

Attention: [                                ]

Certificate of Credit Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”), dated [        ] [    ], 20__, issued by [                                ], as the Issuing Bank, in favor of the Trustee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit or, if not defined therein, the Series 2010-1 Supplement (as defined in the Series 2010-1 Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1. [Deutsche Bank Trust Company Americas]1 is the Trustee under the Series 2010-1 Supplement referred to in the Series 2010-1 Letter of Credit.

2. [A Series 2010-1 Lease Interest Payment Deficit exists and, pursuant to Section 3.3(d) of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the least of (i) such Series 2010-1 Lease Interest Payment Deficit, (ii) the excess, if any, of (x) [the sum of the amounts described in clauses (i) through (iii) of Section 3.3(a) of the Series 2010-1 Supplement] [the sum of the amounts described in clauses (iv) and (vi) of Section 3.3(a) of the Series 2010-1 Supplement] over (y) the amounts available from the Series 2010-1 Accrued Interest Account plus the amount to be withdrawn from the Series 2010-1 Reserve Account pursuant to Section 3.3(c) of the Series 2010-1 Supplement and (iii) the Series 2010-1 Letter of Credit Liquidity Amount as of the date hereof]2

[A Series 2010-1 Lease Interest Payment Deficit exists and, pursuant to Section 3.3(d) of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the product of (x) 100% minus the Series 2010-1 Cash Collateral Percentage and (y) the least of (i) such Series 2010-1 Lease Interest Payment Deficit, (ii) the excess, if any, of (A) [the sum of the amounts described in clauses (i) through (iii) of Section 3.3(a) of the Series 2010-1 Supplement] [the sum of the amounts described in clauses (iv) and (vi) of Section 3.3(a) of the Series 2010-1 Supplement] over (B) the

[1]	If Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.
[2]	Use in case of a Series 2010-1 Lease Interest Payment Deficit and if no Series 2010-1 Cash Collateral Account has been established and funded.

amounts available from the Series 2010-1 Accrued Interest Account plus the amount to be withdrawn from the Series 2010-1 Reserve Account pursuant to Section 3.3(c) of the Series 2010-1 Supplement and (iii) the Series 2010-1 Letter of Credit Liquidity Amount as of the date hereof]3

[A Series 2010-1 Lease Principal Payment Deficit exists after giving effect to the distribution of amounts to be deposited in the Series 2010-1 Distribution Account in accordance with Section 3.5(b)(i) of the Series 2010-1 Supplement and, pursuant to Section 3.5(b)(ii) of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the [lesser] [least] of (i) the excess, if any, of the Series 2010-1 Lease Principal Payment Deficit over the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with Section 3.5(b)(i) of the Series 2010-1 Supplement, [and] (ii) the Series 2010-1 Letter of Credit Liquidity Amount as of the date hereof (after giving effect to any drawings on the Series 2010-1 Letters of Credit pursuant to Section 3.3(d) of the Series 2010-1 Supplement) [and (iii) the excess, if any, of the Principal Deficit Amount over the over the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with Section 3.5(b)(i) of the Series 2010-1 Supplement]4] 5

[A Series 2010-1 Lease Principal Payment Deficit exists after giving effect to the distribution of amounts to be deposited in the Series 2010-1 Distribution Account in accordance with Section 3.5(b)(i) of the Series 2010-1 Supplement and, pursuant to Section 3.5(b)(ii) of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the product of (x) 100% minus the Series 2010-1 Cash Collateral Percentage and (y) the [lesser] [least] of (i) the excess, if any, of the Series 2010-1 Lease Principal Payment Deficit over the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with Section 3.5(b)(i) of the Series 2010-1 Supplement, [and] (ii) the Series 2010-1 Letter of Credit Liquidity Amount as of the date hereof (after giving effect to any drawings on the Series 2010-1 Letters of Credit pursuant to Section 3.3(d) of the Series 2010-1 Supplement) [and (iii) the excess, if any, of the Principal Deficit Amount over the over the amount, if any, withdrawn from the Series 2010-1 Reserve Account in accordance with Section 3.5(b)(i) of the Series 2010-1 Supplement]6 ]7

[3]	Use in case of a Series 2010-1 Lease Interest Payment Deficit and if the Series 2010-1 Cash Collateral Account has been established and funded.
[4]

Use on any date that is prior to the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Zipcar of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Zipcar shall have resumed making all payments of Monthly Variable Rent required to be made under the ZVF Lease.

[5]	Use in case of a Series 2010-1 Lease Principal Payment Deficit on any Payment Date and if no Series 2010-1 Cash Collateral Account has been established and funded.
[6]

Use on any date that is prior to the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Zipcar of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Zipcar shall have resumed making all payments of Monthly Variable Rent required to be made under the ZVF Lease.

[7]	Use in case of a Series 2010-1 Lease Principal Payment Deficit on any Payment Date and the Series 2010-1 Cash Collateral Account has been established and funded.

has been allocated to making a drawing under the Series 2010-1 Letter of Credit.

3. The Trustee is making a drawing under the Series 2010-1 Letter of Credit as required by Section[s] [3.3(d) and/or 3.5(b)(ii)]8 of the Series 2010-1 Supplement for an amount equal to $                    , which amount is a Series 2010-1 LOC Credit Disbursement (the “Series 2010-1 LOC Credit Disbursement”) and is equal to the amount allocated to making a drawing on the Series 2010-1 Letter of Credit under such Section[s] [3.3(d) and/or 3.5(b)(ii)]9 of the Series 2010-1 Supplement as described above. The Series 2010-1 LOC Credit Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 2010-1 Letter of Credit on the date of this certificate.

4. The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [Deutsche Bank Trust Company Americas]10 as Trustee].

5. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

[8]

Use reference to Section 3.3(d) of the Series 2010-1 Supplement in case of a Series 2010-1 Lease Interest Payment Deficit and/or Section 3.5(b)(ii) of the Series 2010-1 Supplement in case of a Series 2010-1 Lease Principal Payment Deficit.

[9]

Use reference to Section 3.3(d) of the Series 2010-1 Supplement in case of a Series 2010-1 Lease Interest Payment Deficit and/or Section 3.5(b)(ii) of the Series 2010-1 Supplement in case of a Series 2010-1 Lease Principal Payment Deficit.

[10]	See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this              day of                     ,         .

[DEUTSCHE BANK TRUST COMPANY AMERICAS][11], as Trustee

By
Name: Title:

[11]	See footnote 1 above.

ANNEX B

CERTIFICATE OF UNPAID DEMAND NOTE DEMAND

[Issuing Bank’s Address]

Attention: [                                             ]

Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [                    ] (the “Series 2010-1 Letter of Credit”), dated [            ] [    ], 2010, issued by [                    ], as the Issuing Bank, in favor of the Trustee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit or, if not defined therein, the Series 2010-1 Supplement (as defined in the Series 2010-1 Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1. [Deutsche Bank Trust Company Americas]1 is the Trustee under the Series 2010-1 Supplement referred to in the Series 2010-1 Letter of Credit.

2. As of the date of this certificate, there exists an amount due and payable by Zipcar, Inc. (“Zipcar”) under the Series 2010-1 Demand Note (the “Series 2010-1 Demand Note”) issued by Zipcar to ZVF and pledged to the Trustee under the Series 2010-1 Supplement which amount has not been paid (or the Trustee has failed to make a demand for payment under the Demand Note in such amount due to the occurrence of an Event of Bankruptcy as defined in Schedule I to the Base Indenture (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Zipcar) and, pursuant to Section [3.5(b)(iv)] [3.5(c)(iii)] of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share

[of the lesser of (i) the amount that Zipcar failed to pay under the Series 2010-1 Demand Note (or the amount that the Trustee failed to demand for payment thereunder); and (ii) the Letter of Credit Amount as of the date hereof;]2

[1]	If Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.
[2]	Use on any Business Day if no Series 2010-1 Cash Collateral Account has been established and funded as of such date.

[of the product of (x) 100% minus the Series 2010-1 Cash Collateral Account Percentage and (y) the lesser of (i) the amount that Zipcar failed to pay under the Series 2010-1 Demand Note (or the amount that the Trustee failed to demand for payment thereunder); and (ii) the Letter of Credit Amount as of the date hereof;]3 has been allocated to making a drawing on the Series 2010-1 Letter of Credit.

3. Pursuant to Section[s] [3.5(b)(iv)] [3.5(c)(iii)]4 of the Series 2010-1 Supplement, the Trustee is making a drawing under the Series 2010-1 Letter of Credit in an amount equal to $                             , which amount is a Series 2010-1 LOC Unpaid Demand Note Disbursement (the “Series 2010-1 LOC Unpaid Demand Note Disbursement”) and is equal to the amount allocated to making a drawing on the Series 2010-1 Letter of Credit under Section[s] [3.5(b)(iv)] [3.5(c)(iii)]5 of the Series 2010-1 Supplement as described above. The Series 2010-1 LOC Unpaid Demand Note Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 2010-1 Letter of Credit on the date of this certificate.

4. The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [Deutsche Bank Trust Company Americas]6 as Trustee].

5. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

[3]	Use on any Business Day if the Series 2010-1 Cash Collateral Account has been established and funded as of such date.
[4]

Use reference to Section 3.5(b)(iv) of the Series 2010-1 Supplement on any Business Day other than a Business Day immediately preceding a Legal Final Payment Date and Section 3.5(c)(iii) of the Series 2010-1 Supplement on the Business Day immediately preceding the Legal Final Payment Date.

[5]

Use reference to Section 3.5(b)(iv) of the Series 2010-1 Supplement on any Business Day other than a Business Day immediately preceding a Legal Final Payment Date and Section 3.5(c)(iii) of the Series 2010-1 Supplement on the Business Day immediately preceding the Legal Final Payment Date.

[6]	See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this              day of                     ,         .

[DEUTSCHE BANK TRUST COMPANY AMERICAS][7], as Trustee

By
Title:

[7]	See footnote 1 above.

ANNEX C

CERTIFICATE OF PREFERENCE PAYMENT DEMAND

[Issuing Bank’s Address]

Attention: [                                        ]

Certificate of Preference Payment Demand under the Irrevocable Letter of Credit No. [                        ] (the “Series 2010-1 Letter of Credit”), dated [            ] [    ], 2010, issued by[                                ], as the Issuing Bank, in favor of the Trustee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit or, if not defined therein, the Series 2010-1 Supplement (as defined in the Series 2010-1 Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1. [Deutsche Bank Trust Company Americas]1 is the Trustee under the Series 2010-1 Supplement referred to in the Series 2010-1 Letter of Credit.

2. The Trustee has received a certified copy of the final non-appealable order of the applicable bankruptcy court requiring the return of a Preference Amount.

3. Pursuant to Section [3.5(b)(iv)][3.5(c)(iii)]2 of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of [the lesser of (i) the Preference Amount referred to above and (ii) the Series 2010-1 Letter of Credit Liquidity Amount as of the date hereof]3 [the product of (x) 100% minus the Series 2010-1 Cash Collateral Percentage and (y) the lesser of (i) the Preference Amount referred to above and (ii) the Series 2010-1 Letter of Credit Liquidity Amount as of the date hereof]4 has been allocated to making a drawing under the Series 2010-1 Letter of Credit.

[1]	If Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.
[2]

Use reference to Section 3.5(b)(iv) of the Series 2010-1 Supplement on any Business Day other than a Business Day immediately preceding a Legal Final Payment Date and Section 3.5(c)(iii) of the Series 2010-1 on the Business Day immediately preceding the Legal Final Payment Date.

[3]	Use if no Series 2010-1 Cash Collateral Account has been established and funded as of such date.
[4]	Use if the Series 2010-1 Cash Collateral Account has been established and funded as of such date.

4. Pursuant to [Section 3.5(b)(iv)][3.5(c)(iii)]5 of the Series 2010-1 Supplement, the Trustee is making a drawing in the amount of $____________ which amount is a Series 2010-1 LOC Preference Payment Disbursement (the “Series 2010-1 LOC Preference Payment Disbursement”) and is equal to the amount allocated to making a drawing on the Series 2010-1 Letter of Credit under such [Section 3.5(b)(iv)][3.5(c)(iii)]6 of the Series 2010-1 Supplement as described above. The Series 2010-1 LOC Preference Payment Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 2010-1 Letter of Credit on the date of this certificate.

5. The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [Deutsche Bank Trust Company Americas]7 as Trustee]

6. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

[5]

Use reference to Section 3.5(b)(iv) of the Series 2010-1 Supplement on any Business Day other than a Business Day immediately preceding a Legal Final Payment Date and Section 3.5(c)(iii) of the Series 2010-1 Supplement on the Business Day immediately preceding the Legal Final Payment Date.

[6]

Use reference to Section 3.5(b)(iv) of the Series 2010-1 Supplement on any Business Day other than a Business Day immediately preceding a Legal Final Payment Date and Section 3.5(c)(iii) of the Series 2010-1 Supplement on the Business Day immediately preceding the Legal Final Payment Date.

[7]	See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this day of , ..

[DEUTSCHE BANK TRUST COMPANY AMERICAS][8], as Trustee

By
Title:

[8]	See footnote 1 above.

ANNEX D

CERTIFICATE OF TERMINATION DEMAND

[Issuing Bank’s Address]

Attention: [Global Loan Operations, Standby Letter of Credit Unit]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [                    ] (the “Series 2010-1 Letter of Credit”), dated [            ] [    ], 2010, issued by [        ], as the Issuing Bank, in favor of the Trustee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit or, if not defined therein, the Series 2010-1 Supplement (as defined in Series 2010-1 Letter of Credit).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Issuing Bank as follows:

1. [Deutsche Bank Trust Company Americas]1 is the Trustee under the Series 2010-1 Supplement referred to in the Series 2010-1 Letter of Credit.

2. [Pursuant to Section 3.9(b) of the Series 2010-1 Supplement, an amount equal to the Issuing Bank’s Pro Rata Share of the lesser of (x) the greatest of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount, excluding the Series 2010-1 Letter of Credit but taking into account any substitute letter of credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Adjusted Liquidity Amount, excluding the Series 2010-1 Letter of Credit but taking into account each substitute letter of credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, and (C) the excess, if any, of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Letter of Credit Liquidity Amount, excluding the Series 2010-1 Letter of Credit but taking into account each substitute letter of credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider, and is in full force and effect on such date, and (y) the Letter of Credit Amount on the date hereof, has been allocated to making a drawing under the Series 2010-1 Letter of Credit.]2

[1]	If Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.
[2]	Use in case of an expiring Series 2010-1 Letter of Credit.

[The Trustee has not received the notice required from the Administrator pursuant to Section 3.9(b) of the Series 2010-1 Supplement on or prior to the date that is fifteen (15) Business Days prior to the Series 2010-1 Letter of Credit Expiration Date with respect to the Series 2010-1 Letter of Credit. As such, pursuant to such Section 3.9(b) of the Series 2010-1 Supplement, the Trustee is making a drawing for the full amount of the Letter of Credit.] 3

[Pursuant to Section 3.9(c) of the Series 2010-1 Supplement, an amount equal to the lesser of (i) the greatest of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount, excluding the Letter of Credit Amount on the date hereof, (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Adjusted Liquidity Amount, excluding the Letter of Credit Amount on the date hereof, and (C) the excess, if any, of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Letter of Credit Liquidity Amount, excluding Letter of Credit Amount on the date hereof, and (ii) the amount available to be drawn on the Series 2010-1 Letter of Credit on the date hereof, has been allocated to making a drawing under the Series 2010-1 Letter of Credit.] 4

3. [Pursuant to Section [3.9(b)]5 [3.9(c)]6 of the Series 2010-1 Supplement, the Trustee is making a drawing in the amount of $________ which is a Series 2010-1 LOC Termination Disbursement (the “Series 2010-1 LOC Termination Disbursement”) and is equal to the amount allocated to making a drawing on the Series 2010-1 Letter of Credit under such Section [3.9 (b)]7 [3.9(c)]8 of the Series 2010-1 Supplement as described above. The Series 2010-1 LOC Termination Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 2010-1 Letter of Credit on the date of this certificate.]

[3]	Use if Administrator does not provide the Trustee with notices required under Section 3.9(b) of the Series 2010-1 Supplement with respect to an expiring Series 2010-1 Letter of Credit.
[4]	Use in case of Issuing Bank being subject to a Series 2010-1 Downgrade Event.
[5]	Use in case of an expiring Series 2010-1 Letter of Credit.
[6]	Use in case of a Series 2010-1 Letter of Credit Provider being subject to a Downgrade Event.
[7]	Use in case of an expiring Series 2010-1 Letter of Credit.
[8]	Use in case of a Series 2010-1 Letter of Credit Provider being subject to a Downgrade Event.

4. The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to [Deutsche Bank Trust Company Americas] 9 as Trustee]

5. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2010-1 Letter of Credit shall terminate and be immediately returned to the Issuing Bank.

[9]	See footnote 1 above.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this __________ day of _____, ______.

[DEUTSCHE BANK TRUST COMPANY AMERICAS],[10] as Trustee

By
Title:

[10]	See footnote 1 above.

ANNEX E

CERTIFICATE OF REINSTATEMENT

OF LETTER OF CREDIT AMOUNT

[Issuing Bank’s Address]

Attention: [                        ]

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”), dated [            ] [ ], 2010, issued by [            ], as the Issuing Bank, in favor of [Deutsche Bank Trust Company Americas]1, as Trustee (in such capacity, the “Trustee”) under the Series 2010-1 Supplement and the Base Indenture. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit.

The undersigned, a duly authorized officer of Zipcar, Inc. (“Zipcar”), hereby certifies to the Issuing Bank as follows:

1. As of the date of this certificate, the Issuing Bank has been reimbursed by Zipcar in the amount of $[         ] (the “Reimbursement Amount”) in respect of the [Credit Demand] [Unpaid Demand Note Demand] made on ______, _______.

2. The Reimbursement Amount was paid to the Issuing Bank prior to payment in full of the Series 2010-1 Notes (as defined in the Series 2010-1 Supplement).

3. Zipcar hereby notifies you that, pursuant to the terms and conditions of the Series 2010-1 Letter of Credit, the Letter of Credit Amount of the Issuing Bank is hereby reinstated in the amount of $[         ] so that the Letter of Credit Amount of the Issuing Bank after taking into account such reinstatement is in amount equal to $[         ].

4. As of the date of this certificate, no Event of Bankruptcy with respect to Zipcar has occurred and is continuing. “Event of Bankruptcy” with respect to Zipcar means (a) a case or other proceeding shall be commenced, without the application or consent of Zipcar, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of Zipcar, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for Zipcar or all or any substantial part of its assets, or any similar action with respect

[1]	If the Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.

to Zipcar under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and any such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of Zipcar shall be entered in an involuntary case under the federal bankruptcy laws or any other similar law now or hereafter in effect; or (b) Zipcar shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for Ford or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) Zipcar or its board of directors shall vote to implement any of the actions set forth in the preceding clause (b).

IN WITNESS WHEREOF, Zipcar has executed and delivered this certificate on this ____ day of_____________, ______.

ZIPCAR, INC.

By
Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees that the undersigned’s Letter of Credit Amount is in an amount equal to $___________ as of this _____ day of _____________, 200__ after taking into account the reinstatement of the Letter of Credit Amount by an amount equal to the Reimbursement Amount.

[ ]

By:
Name: Title:

ANNEX F

INSTRUCTION TO TRANSFER

[Issuing Bank’s Address]

Attention: [                                    ]

Re: Irrevocable Letter of Credit No. [            ]

Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

________________________________

[Name of Transferee]

________________________________

[Issuing Bank’s Address]

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the “Series 2010-1 Letter of Credit”) issued by the Issuing Bank named therein in favor of the undersigned. The transferee has succeeded the undersigned as Trustee under the Base Indenture and the Series 2010-1 Supplement (as defined in the Series 2010-1 Letter of Credit).

By this transfer, all rights of the undersigned beneficiary in the Series 2010-1 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 2010-1 Letter of Credit pertaining to transfers.

F-1

The Series 2010-1 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Issuing Bank transfer the Series 2010-1 Letter of Credit to our transferee and that the Issuing Bank endorse the Series 2010-1 Letter of Credit returned herewith in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Series 2010-1 Letter of Credit.

Very truly yours, [DEUTSCHE BANK TRUST COMPANY AMERICAS],[1] as Trustee

By
Name: Title:

By
Name: Title:

[1]	If the Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.

F-2

ANNEX G

NOTICE OF REDUCTION OF LETTER OF CREDIT AMOUNT

[Issuing Bank’s Address]

Attention: [                                        ]

Notice of Reduction of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”), dated [            ] [ ], 2010, issued by [            ], as the Issuing Bank, in favor of [Deutsche Bank Trust Company Americas]1, as the Trustee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit.

The undersigned, a duly authorized officer of the Trustee, hereby notifies the Issuing Bank as follows:

1. The Trustee has received a notice pursuant in accordance with the terms of the Series 2010-1 Series Supplement authorizing it to request a reduction of the Letter of Credit Amount to $____________ and is delivering this notice in accordance with the terms of the Series 2010-1 Supplement.

2. The Issuing Bank acknowledges that the aggregate maximum amount of the Series 2010-1 Letter of Credit is reduced to $_________ from $____________ pursuant to and in accordance with the terms and provisions of the Series 2010-1 Letter of Credit and that the reference in the first paragraph of the Series 2010-1 Letter of Credit to “_________ ($__________ )” is amended to read “____________ ($_____________ )”.

3. This request, upon your acknowledgment set forth below, shall constitute an amendment to the Series 2010-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 2010-1 Letter of Credit remain unchanged.

4. The Issuing Bank is requested to execute and deliver its acknowledgment and agreement to this notice to the Trustee in the manner provided in Section [            ] of the Series 2010-1 Letter of Credit Agreement.

[1]	If Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this _____ day of ______, ____.

[DEUTSCHE BANK TRUST COMPANY AMERICAS][2], as Trustee

By:
Title:

ACKNOWLEDGED THIS DAY OF ,200 :

[ ]

By:
Name: Title:

[2]	See footnote 1 above.

G-2

ANNEX H

NOTICE OF INCREASE OF LETTER OF CREDIT AMOUNT

[Deutsche Bank Trust Company Americas]*,

as Trustee

under the Series 2010-1 Supplement

referred to below

60 Wall Street, 26th Floor, Mail Stop NYC60-2606

New York, NY 10005

Attention: Alternative and Structured Finance Services

Notice of Increase of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”), dated [            ] [ ], 2010, issued by [            ], as the Issuing Bank, in favor of [Deutsche Bank Trust Company Americas]†, as the Trustee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2010-1 Letter of Credit.

The undersigned, duly authorized officers of the Issuing Bank, hereby notify the Trustee as follows:

1. The Issuing Bank has received a request from [            ] to increase the Letter of Credit Amount by $______, which increase shall not result in the Letter of Credit Amount exceeding an amount equal to [            ] Dollars ($[            ]).

2. Upon your acknowledgment set forth below, the aggregate maximum amount of the Series 2010-1 Letter of Credit is increased to $_____ from $_______ pursuant to and in accordance with the terms and provisions of the Series 2010-1 Letter of Credit and that the reference in the first paragraph of the Series 2010-1 Letter of Credit to “_____________ ($_______)” is amended to read “____________ ($__________)”.

3. This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Series 2010-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 2010-1 Letter of Credit remain unchanged.

*	If Trustee under the Series 2010-1 Letter of Credit is other than Deutsche Bank Trust Company Americas the name of such other Trustee is to be inserted.
†	See footnote 1 above.

4. The Trustee is requested to execute and deliver its acknowledgment and acceptance to this notice to the Issuing Bank, in the manner provided in Section [            ] of the Series 2010-1 Letter of Credit Agreement.

IN WITNESS WHEREOF, the Issuing Bank has executed and delivered this certificate on this day of                      ,         .

[BANK]

By:
Name: Title:

By:
Name: Title:

ACKNOWLEDGED AND AGREED TO THIS DAY OF , 200 :

[DEUTSCHE BANK TRUST COMPANY AMERICAS]*, as Trustee

By:
Name: Title:

*	See footnote 1 above.

EXHIBIT C

TO SERIES 2010-1 SUPPLEMENT

FORM OF LEASE PAYMENT

DEFICIT NOTICE

Deutsche Bank Trust Company Americas

60 Wall Street, 26th Floor, Mail Stop NYC60-2606

New York, NY 10005

Attention: Alternative and Structured Finance Services

[            ]          , 20

Ladies and Gentlemen:

This Lease Payment Deficit Notice is delivered to you pursuant to Section 3.3(b) of the Series 2010-1 Supplement, dated as of May 24, 2010 (the “Series 2010-1 Supplement”), to the Base Indenture, dated as of May 24, 2010, between Zipcar Vehicle Financing LLC, as issuer, and Deutsche Bank Trust Company Americas, as trustee and securities intermediary, by Zipcar, Inc., as Administrator. Terms used herein have the meanings provided in the Series 2010-1 Supplement.

Pursuant to Section 3.3(b) of the Series 2010-1 Supplement, Zipcar, Inc., in its capacity as Administrator under the Related Documents, hereby provides notice of a Series 2010-1 Lease Payment Deficit in the amount of $_________ (consisting of a Series 2010-1 Lease Interest Payment Deficit in the amount of $________ and a Series 2010-1 Lease Principal Payment Deficit in the amount of $__________).

ZIPCAR, INC.

By:

Name:

Title:

EXHIBIT D

TO

SERIES 2010-1 SUPPLEMENT

FORM OF REDUCTION NOTICE REQUEST

SERIES 2010-1 LETTER OF CREDIT

Deutsche Bank Trust Company Americas,

as Trustee

under the Series 2010-1 Supplement

referred to below

60 Wall Street, 26th Floor, Mail Stop NYC60-2606

New York, NY 10005

Attention: Alternative and Structured Finance Services

Request for reduction of the stated amount of the Series 2010-1 Letter of Credit under the Series 2010-1 Letter of Credit Agreement, dated as of [            ], (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof as of the date hereof, the “Letter of Credit Agreement”), between Zipcar, Inc. (“Zipcar”) and [             ], as the Issuing Bank.

The undersigned, duly authorized officers of Zipcar, hereby certify to Deutsche Bank Trust Company Americas, in its capacity as the Trustee (the “Trustee”) under the Series 2010-1 Supplement referred to in the Letter of Credit Agreement (the “Series 2010-1 Supplement”) as follows:

1. The Series 2010-1 Letter of Credit Amount and the Series 2010-1 Letter of Credit Liquidity Amount as of the date of this request prior to giving effect to the reduction of the stated amount of the Series 2010-1 Letter of Credit requested in paragraph 2 of this request are $              and $            , respectively.

2. The Trustee is hereby requested pursuant to Section 3.9(d) of the Series 2010-1 Series Supplement to execute and deliver to the Series 2010-1 Letter of Credit Provider a Notice of Reduction substantially in the form of Annex G to the Series 2010-1 Letter of Credit (the “Notice of Reduction”) for a reduction (the “Reduction”) in the stated amount of the Series 2010-1 Letter of Credit by an amount equal to $            . The Trustee is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Section 3.9(d) of the Series 2010-1 Series Supplement), and to provide for the reduction pursuant to the Notice of Reduction to be as of              ,             . The undersigned understands that the Trustee will be relying on the contents hereof. The undersigned further understands that the Trustee shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the stated amount of the Series 2010-1 Letter of Credit not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Trustee.

3. To the best of the knowledge of the undersigned, the Series 2010-1 Letter of Credit Amount and the Series 2010-1 Letter of Credit Liquidity Amount will be $             and $            , respectively, as of the date of the reduction (immediately after giving effect to such reduction) requested in paragraph 2 of this request.

4. The undersigned acknowledges and agrees that each of (a) the execution and delivery of this request by the undersigned, (b) the execution and delivery by the Trustee of a Notice of Reduction of the stated amount of the Series 2010-1 Letter of Credit, substantially in the form of Annex G to the Series 2010-1 Letter of Credit, and (c) the Series 2010-1 Letter of Credit Provider’s acknowledgment of such notice constitutes a representation and warranty to the Series 2010-1 Letter of Credit Provider and the Trustee (i) by the undersigned that each of the statements set forth in the Series 2010-1 Letter of Credit Agreement is true and correct and (ii) by the undersigned, in its capacity as Administrator under the Series 2010-1 Supplement, that (A) the Series 2010-1 Adjusted Enhancement Amount will equal or exceed the Series 2010-1 Required Enhancement Amount, (B) the Series 2010-1 Adjusted Liquidity Amount will equal or exceed the Series 2010-1 Required Liquidity Amount and (C) the Series 2010-1 Letter of Credit Liquidity Amount will equal or exceed the Series 2010-1 Demand Note Payment Amount.

5. The undersigned agrees that if on or prior to the date as of which the stated amount of the Series 2010-1 Letter of Credit is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify the Series 2010-1 Letter of Credit Provider and the Trustee by telephone and in writing by telefacsimile in the manner provided in the Letter of Credit Agreement and the request set forth herein to reduce the stated amount of the Series 2010-1 Letter of Credit shall be deemed canceled upon receipt by the Series 2010-1 Letter of Credit Provider of such notice in writing.

6. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2010-1 Supplement.

2

IN WITNESS WHEREOF, Zipcar, Inc. has executed and delivered this request on this              day of              ,             .

ZIPCAR, INC.

By:
Name: Title:

3

EXHIBIT E

TO

SERIES 2010-1 SUPPLEMENT

FORM OF PURCHASER’S LETTER

Deutsche Bank Trust Company Americas, as Registrar

60 Wall Street, 26th Floor, Mail Stop NYC60-2606

New York, NY 10005

Attention: Alternative and Structured Finance Services

Re:	Zipcar Vehicle Financing LLC
Series 2010-1 Variable Funding Car Sharing Asset Backed Notes

Reference is made to the Series 2010-1 Supplement, dated as of May 24, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2010-1 Supplement”), between Zipcar Vehicle Financing LLC, as issuer (“ZVF”), and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”) and securities intermediary, to the Base Indenture, dated as of May 24, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Base Indenture”), between ZVF and the Trustee. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Series 2010-1 Supplement.

In connection with a proposed purchase of certain Series 2010-1 Notes, [Class A] [Class B] (the “Series 2010-1 Notes”) from [             ] by the undersigned, the undersigned hereby represents and warrants that:

(1) it has had an opportunity to discuss ZVF’s and the Lessee’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with ZVF and the Lessee and their respective representatives;

(2) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2010-1 Notes;

(3) it is purchasing the Series 2010-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection (b) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

(4) it understands that the Series 2010-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that ZVF is not required to register the Series 2010-1 Notes, and that any transfer must comply with provisions of Section 2.8 of the Base Indenture;

(5) it understands that the Series 2010-1 Notes will bear the legend set out in the form of Series 2010-1 Notes attached as Exhibit A to the Series 2010-1 Supplement and be subject to the restrictions on transfer described in such legend;

(6) it will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Series 2010-1 Notes;

(7) it understands that the Series 2010-1 Notes may be offered, resold, pledged or otherwise transferred only with ZVF’s prior written consent (subject to certain exceptions set forth in the [Class A Note Purchase Agreement] [Class B Note Purchase Agreement]), which shall not be unreasonably withheld (A) to ZVF, (B) in a transaction meeting the requirements of Rule 144A under the Securities Act, [(C) outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act,] or [(C)][(D)] in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction;

(8) the transferee of the Series 2010-1 Notes will be subject to the requirement of Section 5.3 of the Series 2010-1 Supplement to deliver a certificate, as described in the Series 2010-1 Supplement, that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation. Upon original issuance thereof, and until such time as the same may no longer be required under the applicable requirements of the Securities Act, the certificate evidencing the Series 2010-1 Notes (and all securities issued in exchange therefor or substitution thereof) shall bear a legend substantially in the form set forth in the Series 2010-1 Notes included as an exhibit to the Series 2010-1 Supplement. The undersigned understands that the registrar and transfer agent for the Series 2010-1 Notes will not be required to accept for registration of transfer the Series 2010-1 Notes acquired by it, except upon presentation of an executed letter in the form required by the Series 2010-1 Supplement; and

(9) it will obtain from any purchaser of the Series 2010-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs.

2

This certificate and the statements contained herein are made for your benefit and for the benefit of ZVF.

[ ]

By:
Name: Title:

Dated:

cc: Zipcar Vehicle Financing LLC

3

EXHIBIT F

TO

SERIES 2010-1 SUPPLEMENT

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

ZIPCAR VEHICLE FINANCING LLC

$[                    ] Series 2010-1 Variable Funding Car Sharing Asset Backed Notes

The undersigned, Authorized Officers of Zipcar, Inc. (“Zipcar”), pursuant to each of (i) the Master Motor Vehicle Operating Lease and Servicing Agreement, dated as of May 24, 2010 (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “ZVF Lease”) between Zipcar Vehicle Financing LLC (“ZVF”), as Lessor, and Zipcar, as Lessee and Servicer, (ii) the Administration Agreement, dated as of May 24, 2010 (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Administration Agreement”) among ZVF, Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), and Zipcar, as Administrator and (iii) the Base Indenture, dated as of May 24, 2010 (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Base Indenture”) between ZVF and the Trustee, as supplemented by the Series 2010-1 Supplement thereto, dated as of May 24, 2010 (as such supplement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Series 2010-1 Supplement”) among ZVF, the Trustee, and Deutsche Bank Trust Company Americas, as securities intermediary, do hereby certify to the best of their knowledge after reasonable investigation that:

Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Base Indenture and the Series 2010-1 Supplement.

(a) Zipcar is the Servicer under the ZVF Lease and the Administrator under the Administration Agreement.

(b) The undersigned are Authorized Officers of Zipcar.

(c) The date of this statement is a Determination Date under the Base Indenture. The first Payment Date after the date of this statement is the “Applicable Payment Date”.

(d) The attached Schedule I (including Annex A attached thereto) forms and constitutes an integral part of this statement.

(e) No event which constitutes an Operating Lease Event of Default or Potential Operating Lease Event of Default under the ZVF Lease has occurred or is continuing as of the date hereof except as follows: [set forth in detail the (i) nature of each such Operating Lease Event of Default or Potential Operating Lease Event of Default, (ii) action taken by the Lessee, if any, to remedy each such Operating Lease Event of Default or Potential Operating Lease Event of Default and (iii) current status of each such Operating Lease Event of Default or Potential Operating Lease Event of Default]. [If applicable, insert “None”.]

(f) [No Amortization Event or Potential Amortization Event has occurred with respect to the Series 2010-1 Notes during the Related Month] [An Amortization Event or Potential Amortization Event with respect to the Series 2010-1 Notes did occur on                     ]. [If applicable, set forth in detail the (i) nature of such Amortization Event or Potential Amortization Event, (ii) action, if any, taken by ZVF to remedy such Amortization Event or Potential Amortization Event, and (iii) current status of such Amortization Event or Potential Amortization Event.]

This statement is delivered pursuant to Section 1(a)(K) of the Administration Agreement and Section 6.2 of the Series 2010-1 Supplement.

IN WITNESS WHEREOF, the undersigned have executed and delivered this certificate this          day of                     ,         .

By:
Name:
Title:

By:
Name:
Title:

2

EXHIBIT G-1

TO

SERIES 2010-1 SUPPLEMENT

FORM OF DEMAND NOTICE

DEUTSCHE BANK TRUST COMPANY AMERICAS,

AS TRUSTEE

__________ ___, 20__

Zipcar, Inc.

25 First Street, 4th Floor

Cambridge, MA 02141

This Demand Notice is being delivered to you pursuant to [Section 3.5(b)(iii)] [Section 3.5(c)(ii)] of that certain Series 2010-1 Supplement, dated as of May 24, 2010 (the “Series 2010-1 Supplement”), between Zipcar Vehicle Financing LLC (“ZVF”) and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”) and securities intermediary. Capitalized terms used but not defined in this Demand Notice shall have the respective meanings assigned to them in the Series 2010-1 Supplement.

Demand is hereby made for payment in the amount of $[                    ] in immediately available funds by wire transfer to the account set forth below:

Account bank: [                    ]

Account name: [                    ]

ABA routing number: [                     ]

Reference: [                    ]

EXHIBIT G-2

TO

SERIES 2010-1 SUPPLEMENT

FORM OF SERIES 2010-1 DEMAND NOTE

$[            ]                                                                                                                                                        New York, New York

May [__], 2010

FOR VALUE RECEIVED, the undersigned, ZIPCAR, INC., a Delaware corporation (“Zipcar”), promises to pay to the order of ZIPCAR VEHICLE FINANCING LLC, a Delaware limited liability company (“ZVF”), on any date of demand (the “Demand Date”) the principal sum of $[                    ].

Definitions. Capitalized terms used but not defined in this Demand Note shall have the respective meanings assigned to them in the Base Indenture, dated as of May 24, 2010 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), between ZVF and Deutsche Bank Trust Company Americas, a New York banking corporation (in such capacity, the “Trustee”), and the Series 2010-1 Supplement thereto dated as of May 24, 2010 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2010-1 Supplement”) among ZVF, the Trustee, and Deutsche Bank Trust Company Americas, as securities intermediary.

Principal Payment Date. Any unpaid principal of this Demand Note shall be paid on each Demand Date to the extent demand is made therefor. No portion of the outstanding principal amount of this Demand Note may be voluntarily prepaid.

Interest. Interest shall be paid on each Payment Date on the weighted average principal balance outstanding during the period from and including the prior Payment Date, or in the case of the first Payment Date, the date of this Demand Note, to but excluding such Payment Date (each such period an “Interest Period”) at the Demand Note Rate. Interest on the loan shall be calculated based on the actual number of days elapsed in each Interest Period and a year consisting of 360 days. The “Demand Note Rate” means the London Interbank Offered Rate (LIBOR) appearing on Reuters Screen LIBOR01 (or on any successor or substitute page of such service or any successor to or substitute for such screen, providing rate quotations comparable to those currently provided on such page of such screen) at approximately 11:00 a.m., London time, as the rate for dollar deposits with a one-month maturity that is effective on the Payment Date. The “Payment Date” means the [25th] day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing on [May] [25], 2010. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York. The maker and endorser waives presentment for payment, protest and notice of dishonor and nonpayment of this Demand Note. The receipt of interest in advance or the extension of time shall not relinquish or discharge any endorser of this Demand Note.

No Waiver, Amendment. No failure or delay on the part of ZVF in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Zipcar, ZVF and the Trustee and (b) all consents required for such actions under any material contracts or agreements of either Zipcar or ZVF shall have been received by the appropriate Persons.

Payments. All payments shall be made in lawful money of the United States of America by wire transfer in immediately available funds and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal. Payments shall be made to the account designated in the written demand for payment.

Collection Costs. Zipcar agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney’s fees, paralegal’s fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings), regardless of whether or not suit is brought, and all other costs and expenses incurred by ZVF or the Trustee in exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Demand Note Rate until paid.

No Negotiation. This Demand Note is not negotiable other than to the Trustee for the benefit of the Series 2010-1 Noteholders pursuant to the Series 2010-1 Supplement. The parties intend that this Demand Note will be pledged to the Trustee for the benefit of the secured parties under the Series 2010-1 Supplement and the other Related Documents and payments hereunder shall be made only to said Trustee.

Reduction of Principal. The principal amount of this Demand Note may be reduced only in accordance with the provisions of the Series 2010-1 Supplement.

Governing Law. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Captions. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision this Demand Note.

ZIPCAR, INC.,

By:
Name:
Title:

3

PAYMENT GRID

Date	Principal Amount	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

4

EXHIBIT H

TO

SERIES 2010-1 SUPPLEMENT

FORM OF ESTIMATED INTEREST ADJUSTMENT NOTICE

ZIPCAR, INC.,

AS ADMINISTRATOR

__________ ___, 20__

Deutsche Bank Trust Company Americas, as Trustee

60 Wall Street, 26th Floor, Mail Stop NYC60-2606

New York, NY 10005

Attention: Alternative and Structured Finance Services

ESTIMATED INTEREST ADJUSTMENT NOTICE

This notice is being delivered to you pursuant to Section 3.3(a) of that certain Series 2010-1 Supplement, dated as of May 24, 2010 (the “Series 2010-1 Supplement”), between Zipcar Vehicle Financing LLC and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”) and as securities intermediary. The undersigned, being an authorized officer of Zipcar, Inc. (the “Administrator”), as Administrator under the Series 2010-1 Supplement, hereby notifies you that in respect of the [                    ] Payment Date, the amount of $___________ represents the amount of the adjustment required to be made to the amount of the Class A Adjusted Monthly Interest for the related Payment Date as a result of the difference between the amount of Estimated Interest with respect to the related Estimated Interest Period and the actual amount of Class A Adjusted Monthly Interest that accrued during the Estimated Interest Period which commenced on the immediately preceding Determination Date.

Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Series 2010-1 Supplement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as an officer of the Administrator as of the ____ day of ____________, 20___.

ZIPCAR, INC.

By:
Name:
Title:

2

EXHIBIT I-1

TO

SERIES 2010-1 SUPPLEMENT

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF CLASS A NOTES

[Date]

Re:	Zipcar Vehicle Financing LLC Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A (the “Class A Notes”)

Reference is hereby made to the Base Indenture (the “Base Indenture”), dated as of May 24, 2010, between Zipcar Vehicle Financing LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”) and Deutsche Bank Trust Company Americas, a New York banking corporation (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Base Indenture and, if not defined therein, shall have the meanings assigned to them in the Series 2010-1 Supplement (defined below).

This letter relates to the transfer by ______________________ (the “Transferor”) to __________________________________ (the “Transferee”)of a beneficial ownership interest in U.S. $[                    ] aggregate principal amount of the Class A Notes issued under the Series 2010-1 Supplement to the Base Indenture, dated as of May 24, 2010 (“Series 2010-1 Supplement”) by and among the Issuer, the Trustee and Deutsche Bank Trust Company Americas, as securities intermediary.

In connection with such request, and in respect of such Class A Notes, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and the Trustee that:

It shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or any successors to such IRS form) that the Issuer or its agents may reasonably request and shall update or replace such form or certification in accordance with its terms or its subsequent amendments. It agrees to provide any certification or information that is reasonably requested by the Issuer (a) to permit the Issuer to make payments to it without, or at a reduced rate of, withholding, (b) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets, or (c) to enable the Issuer or its agents to satisfy reporting and other obligations in respect of the Class A Notes under the Code and Treasury Regulations.

It agrees to treat the Class A Notes as debt for all U.S. federal income tax purposes and shall take no action inconsistent with such treatment unless required by law.

It agrees to comply with the following provisions:

(a) It will not (A) acquire, sell, transfer, assign, pledge or otherwise dispose of any of its Class A Notes (or any interest therein that is described in Treasury Regulations Section 1.7704-1(a)(2)(i)(B)) on or through (x) a United States national, regional or local securities exchange, (y) a foreign securities exchange or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, the National Association of Securities Dealers Automated Quotation System) ((x), (y) and (z), collectively, an “Exchange”) or (B) cause any of its Class A Notes or any interest therein to be marketed on or through an Exchange.

(b) It will not enter into any financial instrument payments on which, or the value of which, is determined in whole or in part by reference to the Class A Notes, or the Issuer (including the amount of Issuer distributions or interest on the Class A Notes, the value of the Issuer’s assets, or the result of the Issuer’s operations), or any contract that otherwise is described in Treasury Regulations Section 1.7704-1(a)(2)(i)(B), without the consent of a majority of the Class A Noteholders.

(c) If it is a partnership, grantor trust or S corporation, less than 50% of the value of any person’s interest in such partnership, grantor trust or S corporation is attributable to the transferee’s interest in the Issuer.

(d) It agrees that it may not directly or indirectly assign, participate, pledge, hypothecate, rehypothecate, exchange or otherwise dispose of or transfer in any manner (each a “Transfer”) its interest in the Class A Notes unless the transferee delivers a transfer certificate to the Registrar and the Issuer in the form of Exhibit I-1 of the Series 2010-1 Supplement. Any purported Transfer that does not satisfy the above mentioned conditions shall be null, void and of no effect.

(e) It agrees that the Issuer is required to monitor all transfers of Class A Notes so that the aggregate number of Holders of the Class A Notes is limited to 25 or fewer beneficial holders. In monitoring such transfers, the Issuer will rely solely and exclusively (without any duty to make further inquiry, including without any duty to inquire whether a Holder holds Class A Notes for the account of one or more other persons) on (i) information provided to it on the Series 2010-1 Closing Date with respect to the number of Holders on the Series 2010-1 Closing Date and (ii) any transfer certificates received by the Issuer subsequent to the Series 2010-1 Closing Date.

(f) Any transfer that would cause the Issuer to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h) will be void and of no force or effect unless the Issuer has received an Opinion of Counsel that notwithstanding such transfer the Issuer will be treated as a partnership or disregarded entity and not as an entity taxable as a corporation for U.S. federal income tax purposes.

(g) It represents that it is not part of any arrangement a principal purpose of which is to cause the interests in the Issuer to be treated as owned by 100 persons or less within the meaning of Treasury Regulations Section 1.7704-1(h).

2

Each Transferee understands that the representations, warranties and covenants contained in paragraphs (a) through (g) above are intended to permit the Issuer to rely, if necessary, on the “private placement” safe harbor from classification as a publicly traded partnership in Treasury Regulations Section 1.7704-1(h).

Its taxpayer identification number is ________________.

Its fiscal year for federal income tax purposes ends in ____________.

The trade date is _______________ and the settlement date is _______________.

The sale price for the transfer is _________________.

Its address for notices is: _____________________.

It agrees that it and the Transferor will be required to reimburse the Issuer for any costs incurred by the Issuer in connection with a transfer.

It acknowledges that the Issuer, the Trustee, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that, if any of the acknowledgements, representations or warranties made or deemed to have been made by it in connection with its purchase of the Class A Notes are no longer accurate, it will promptly notify the Issuer and the Trustee.

IN WITNESS WHEREOF, I have executed this transfer certificate as of the date first written above.

[ ]
[ ]

3

EXHIBIT I-2

TO

SERIES 2010-1 SUPPLEMENT

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF CLASS B NOTES

[Date]

Re:	Zipcar Vehicle Financing LLC Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B (the “Class B Notes”)

Reference is hereby made to the Base Indenture (the “Base Indenture”), dated as of May 24, 2010, between Zipcar Vehicle Financing LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”) and Deutsche Bank Trust Company Americas, a New York banking corporation (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Base Indenture and, if not defined therein, shall have the meanings assigned to them in the Series 2010-1 Supplement (defined below).

This letter relates to the transfer by ______________________ (the “Transferor”) to __________________________________ (the “Transferee”) of a beneficial ownership interest in U.S. $[                    ] aggregate principal amount of the Class B Notes issued under the Series 2010-1 Supplement to the Base Indenture, dated as of May 24, 2010 (“Series 2010-1 Supplement”) by and among the Issuer, the Trustee and Deutsche Bank Trust Company Americas, as securities intermediary.

In connection with such request, and in respect of such Class B Notes, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and the Trustee that:

It shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or any successors to such IRS form) that the Issuer or its agents may reasonably request and shall update or replace such form or certification in accordance with its terms or its subsequent amendments. It agrees to provide any certification or information that is reasonably requested by the Issuer (a) to permit the Issuer to make payments to it without, or at a reduced rate of, withholding, (b) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets, or (c) to enable the Issuer or its agents to satisfy reporting and other obligations in respect of the Class B Notes under the Code and Treasury Regulations.

It agrees to treat the Class B Notes as debt for all U.S. federal income tax purposes and shall take no action inconsistent with such treatment unless required by law.

It agrees to comply with the following provisions:

(h) It will not (A) acquire, sell, transfer, assign, pledge or otherwise dispose of any of its Class B Notes (or any interest therein that is described in Treasury Regulations Section 1.7704-1(a)(2)(i)(B)) on or through (x) a United States national, regional or local securities exchange, (y) a foreign securities exchange or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, the National Association of Securities Dealers Automated Quotation System) ((x), (y) and (z), collectively, an “Exchange”) or (B) cause any of its Class B Notes or any interest therein to be marketed on or through an Exchange.

(i) It will not enter into any financial instrument payments on which, or the value of which, is determined in whole or in part by reference to the Class B Notes, or the Issuer (including the amount of Issuer distributions or interest on the Class B Notes, the value of the Issuer’s assets, or the result of the Issuer’s operations), or any contract that otherwise is described in Treasury Regulations Section 1.7704-1(a)(2)(i)(B), without the consent of a majority of the Class B Noteholders.

(j) If it is a partnership, grantor trust or S corporation, less than 50% of the value of any person’s interest in such partnership, grantor trust or S corporation is attributable to the transferee’s interest in the Issuer.

(k) It agrees that it may not directly or indirectly assign, participate, pledge, hypothecate, rehypothecate, exchange or otherwise dispose of or transfer in any manner (each a “Transfer”) its interest in the Class B Notes unless the transferee delivers a transfer certificate to the Registrar and the Issuer in the form of Exhibit I-2 of the Series 2010-1 Supplement. Any purported Transfer that does not satisfy the above mentioned conditions shall be null, void and of no effect.

(l) It agrees that the Issuer is required to monitor all transfers of Class B Notes so that the aggregate number of Holders of the Class B Notes is limited to 25 or fewer beneficial holders. In monitoring such transfers, the Issuer will rely solely and exclusively (without any duty to make further inquiry, including without any duty to inquire whether a Holder holds Class B Notes for the account of one or more other persons) on (i) information provided to it on the Series 2010-1 Closing Date with respect to the number of Holders on the Series 2010-1 Closing Date and (ii) any transfer certificates received by the Issuer subsequent to the Series 2010-1 Closing Date.

(m) Any transfer that would cause the Issuer to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h) will be void and of no force or effect unless the Issuer has received an Opinion of Counsel that notwithstanding such transfer the Issuer will be treated as a partnership or disregarded entity and not as an entity taxable as a corporation for U.S. federal income tax purposes.

(n) It represents that it is not part of any arrangement a principal purpose of which is to cause the interests in the Issuer to be treated as owned by 100 persons or less within the meaning of Treasury Regulations Section 1.7704-1(h).

2

(o) It represents that it is a “United States person” as defined in Section 7701(a)(30) of the Code.

Each Transferee understands that the representations, warranties and covenants contained in paragraphs (a) through (h) above are intended to permit the Issuer to rely, if necessary, on the “private placement” safe harbor from classification as a publicly traded partnership in Treasury Regulations Section 1.7704-1(h).

Its taxpayer identification number is ________________.

Its fiscal year for federal income tax purposes ends in ____________.

The trade date is _______________ and the settlement date is _______________.

The sale price for the transfer is _________________.

Its address for notices is: _____________________.

It agrees that it and the Transferor will be required to reimburse the Issuer for any costs incurred by the Issuer in connection with a transfer.

It acknowledges that the Issuer, the Trustee, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that, if any of the acknowledgements, representations or warranties made or deemed to have been made by it in connection with its purchase of the Class B Notes are no longer accurate, it will promptly notify the Issuer and the Trustee.

IN WITNESS WHEREOF, I have executed this transfer certificate as of the date first written above.

[ ]
[ ]

3